EXHIBIT 10.9

                                                           Execution Copy

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                         PARTICIPATION AGREEMENT

                       dated as of August 31, 1999

                                  among

                      DEEPWATER DRILLING II L.L.C.,

         DEEPWATER INVESTMENT TRUST 1999-A, as Investment Trust

          WILMINGTON TRUST FSB, not in its individual capacity except as expressly stated herein, but solely as Investment Trustee

                        WILMINGTON TRUST COMPANY,
           not in its individual capacity except as expressly
             provided herein, but solely as Charter Trustee,

                    BA LEASING & CAPITAL CORPORATION,
                         as Documentation Agent,

             THE OTHER FINANCIAL INSTITUTIONS LISTED ON THE
                   SIGNATURE PAGES HEREOF OR THAT MAY
                     HEREAFTER BECOME PARTY HERETO,
                       as Certificate Purchasers,

     solely with respect to Sections 2.15, 6.9, 9.4(a) and 12.13(b)
                       R&B FALCON CORPORATION and
                              CONOCO INC.,

                                   and

              solely with respect to Sections 5.2 and 6.4,
                  RBF DEEPWATER EXPLORATION II INC. and
                       CONOCO DEVELOPMENT II INC.

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                                SECTION 1

                       DEFINITIONS; INTERPRETATION


                                SECTION 2

                       COMMITMENTS OF THE PARTIES

SECTION 2.1    Certain Closing Date Events. . . . . . . . . . . . . .2
SECTION 2.2    Certain Delivery Date Events . . . . . . . . . . . . .3
SECTION 2.3    Advances by Certificate Purchasers and Investment
               Trust  . . . . . . . . . . . . . . . . . . . . . . . .4
SECTION 2.4    Certificates and Payments; Certificate Margin. . . . .4
SECTION 2.5    Limitations on Advances. . . . . . . . . . . . . . . .5
SECTION 2.6    Fundings; Application of Proceeds. . . . . . . . . . .6
SECTION 2.7    [Intentionally Omitted]. . . . . . . . . . . . . . . .6
SECTION 2.8    Postponement of Advance. . . . . . . . . . . . . . . .6
SECTION 2.9    Records. . . . . . . . . . . . . . . . . . . . . . . .7
SECTION 2.10   [Intentionally Omitted]. . . . . . . . . . . . . . . .8
SECTION 2.11   Timing of Fundings to Investment Trustee and Payments
               to Certificate Purchasers . . . . . . . . . . . . . . 8
SECTION 2.12   Computations . . . . . . . . . . . . . . . . . . . . .8
SECTION 2.13   Conditions to each Advance . . . . . . . . . . . . . .9
SECTION 2.14   Fees . . . . . . . . . . . . . . . . . . . . . . . . .9
SECTION 2.15   Payments Under the Ship Mortgage;
               Limitation on Foreclosure. . . . . . . . . . . . . . .9


                                SECTION 3

           EFFECTIVE DATE; CLOSING DATE; CONDITIONS PRECEDENT

SECTION 3.1    Closing Date . . . . . . . . . . . . . . . . . . . . 10
SECTION 3.2    Conditions Precedent to Closing Date . . . . . . . . 10


                                SECTION 4

                   DELIVERY DATE; CONDITIONS PRECEDENT

SECTION 4.1    Conditions Precedent to Delivery Date. . . . . . . . 14
SECTION 4.2    Head Lease Transaction . . . . . . . . . . . . . . . 17
SECTION 4.3    Replacement Conditions . . . . . . . . . . . . . . . 17
SECTION 4.4    Accounting Changes . . . . . . . . . . . . . . . . . 18


                                SECTION 5

                     REPRESENTATIONS AND WARRANTIES

SECTION 5.1    Representations and Warranties of Deepwater. . . . . 18
SECTION 5.2    Representations and Warranties of Members. . . . . . 23
SECTION 5.3    Representations and Warranties of the Investment Trust25
SECTION 5.4    Representations and Warranties of Certificate
               Purchasers . . . . . . . . . . . . . . . . . . . . . 26
SECTION 5.5    Representations and Warranties of the Trustees . . . 28


                                SECTION 6

                    CERTAIN COVENANTS AND AGREEMENTS

SECTION 6.1    Covenants of Deepwater . . . . . . . . . . . . . . . 29
SECTION 6.2    Certain Covenants of the Charter Trustee, the
               Investment Trustee and the Investment Trust . . . . .34
SECTION 6.3    Covenants of the Certificate Purchasers. . . . . . . 36
SECTION 6.4    Covenants of the Members . . . . . . . . . . . . . . 37
SECTION 6.5    Hedging Agreements . . . . . . . . . . . . . . . . . 38
SECTION 6.6    [Intentionally Omitted]. . . . . . . . . . . . . . . 38
SECTION 6.7    Charter Extension Option . . . . . . . . . . . . . . 38
SECTION 6.8    Excessive Use Indemnity. . . . . . . . . . . . . . . 39
SECTION 6.9    Letter of Credit . . . . . . . . . . . . . . . . . . 39


                                SECTION 7

                           CERTAIN PROCEDURES

SECTION 7.1    Illegality.. . . . . . . . . . . . . . . . . . . . . 40
SECTION 7.2    Increased Costs and Reduction of Return. . . . . . . 40
SECTION 7.3    Funding Losses . . . . . . . . . . . . . . . . . . . 41
SECTION 7.4    Inability to Determine Rates . . . . . . . . . . . . 42
SECTION 7.5    Reserves on Base Rate Advances . . . . . . . . . . . 42
SECTION 7.6    Certificates of Certificate Purchasers . . . . . . . 42
SECTION 7.7    Substitution of Certificate Purchasers; Change in
               Applicable Office; Prepayments. .. . . . . . . . . . 43
SECTION 7.8    Legal and Tax Representation . . . . . . . . . . . . 43
SECTION 7.9    Failure of a Certificate Purchaser to Fund . . . . . 44


                                SECTION 8

                       PAYMENT OF CERTAIN EXPENSES

SECTION 8.1    Transaction Expenses . . . . . . . . . . . . . . . . 45
SECTION 8.2    Transaction Expenses if Closing does not Occur . . . 45
SECTION 8.3    On-Going Expenses. . . . . . . . . . . . . . . . . . 46


                                SECTION 9

              RESTRICTIONS ON TRANSFERS; CHANGE OF CONTROL

SECTION 9.1    Restrictions on the Certificate Purchasers . . . . . 46
SECTION 9.2    Restrictions on Trustees . . . . . . . . . . . . . . 48
SECTION 9.3    Expenses . . . . . . . . . . . . . . . . . . . . . . 48
SECTION 9.4    Change of Control. . . . . . . . . . . . . . . . . . 48


                               SECTION 10

                             INDEMNIFICATION

SECTION 10.1   General Indemnity. . . . . . . . . . . . . . . . . . 51
SECTION 10.2   General Indemnity Exclusions . . . . . . . . . . . . 52
SECTION 10.3   Proceedings in Respect of Claims . . . . . . . . . . 53
SECTION 10.4   General Tax Indemnity. . . . . . . . . . . . . . . . 54


                               SECTION 11

                                  AGENT

SECTION 11.1   Appointment of Documentation Agent; No Duties. . . . 64
SECTION 11.2   Delegation of Duties . . . . . . . . . . . . . . . . 65
SECTION 11.3   Exculpatory Provisions . . . . . . . . . . . . . . . 65
SECTION 11.4   Reliance by Agent. . . . . . . . . . . . . . . . . . 65
SECTION 11.5   [Intentionally Omitted]. . . . . . . . . . . . . . . 65
SECTION 11.6   Non-Reliance on Agent and Other Certificate
               Purchasers . . . . . . . . . . . . . . . . . . . . . 66
SECTION 11.7   Indemnification. . . . . . . . . . . . . . . . . . . 66
SECTION 11.8   Agent. . . . . . . . . . . . . . . . . . . . . . . . 67
SECTION 11.9   Successor Agent. . . . . . . . . . . . . . . . . . . 67


                               SECTION 12

                              MISCELLANEOUS

SECTION 12.1   Survival of Agreements . . . . . . . . . . . . . . . 68
SECTION 12.2   No Broker; etc . . . . . . . . . . . . . . . . . . . 68
SECTION 12.3   Notices. . . . . . . . . . . . . . . . . . . . . . . 68
SECTION 12.4   Counterparts . . . . . . . . . . . . . . . . . . . . 71
SECTION 12.5   Amendments, Waivers and Consents . . . . . . . . . . 71
SECTION 12.6   Confidentiality. . . . . . . . . . . . . . . . . . . 73
SECTION 12.7   Headings; etc. . . . . . . . . . . . . . . . . . . . 73
SECTION 12.8   Parties in Interest. . . . . . . . . . . . . . . . . 73
SECTION 12.9   Governing Law. . . . . . . . . . . . . . . . . . . . 73
SECTION 12.10  Severability . . . . . . . . . . . . . . . . . . . . 74
SECTION 12.11  Further Assurances . . . . . . . . . . . . . . . . . 74
SECTION 12.12  Waiver of Jury Trial . . . . . . . . . . . . . . . . 74
SECTION 12.13  Limitations on Recourse. . . . . . . . . . . . . . . 74
SECTION 12.14  Applicable Laws. . . . . . . . . . . . . . . . . . . 76
SECTION 12.15  Right to Inspect . . . . . . . . . . . . . . . . . . 76
SECTION 12.16  Accounts, Distribution of Payments and Flow of Funds 76
SECTION 12.17  Attorneys-in-Fact. . . . . . . . . . . . . . . . . . 76
SECTION 12.18  Successor Trustees; Jurisdiction of Trust. . . . . . 76
SECTION 12.19  Third-Party Beneficiaries. . . . . . . . . . . . . . 77
SECTION 12.20  Consent to Jurisdiction. . . . . . . . . . . . . . . 77
SECTION 12.21  Deepwater Acknowledgment With Respect to Charter Trust
               Agreement. . . . . . . . . . . . . . . . . . . . . . 77
SECTION 12.22  Appointment of Wilmington Trust FSB as
               Attorney-in-Fact on behalf of the Beneficial
               Owners; Powers of Attorney . . . . . . . . . . . . . 78
SECTION 12.23  Non-Defaulting Drilling Party's Right to Pursue
               Contests . . . . . . . . . . . . . . . . . . . . . . 78

EXHIBITS

EXHIBIT A     -    Form of Funding Indemnity Letter
EXHIBIT B     -    Opinion of White & Case LLP, special counsel to
                   Deepwater
EXHIBIT C     -    [Intentionally Omitted]
EXHIBIT D     -    Opinion of Wayne K. Anderson, in-house counsel to
                   Conoco
EXHIBIT E     -    Opinion of Wayne K. Hillin, counsel to R&B Falcon
EXHIBIT F     -    Officer's and Manager's Certificate
EXHIBIT G     -    Officer's Certificate
EXHIBIT H-1   -    Amended and Restated Drilling Contracts
EXHIBIT H-2   -    Amended and Restated Drilling Contract Guaranties
EXHIBIT I     -    Drilling Consent
EXHIBIT J     -    [Intentionally Omitted]
EXHIBIT K     -    [Intentionally Omitted]
EXHIBIT L     -    [Intentionally Omitted]
EXHIBIT M     -    Bill of Sale
EXHIBIT N     -    Form of Advance Request
EXHIBIT O     -    Opinion of Haight, Gardner, Holland & Knight
EXHIBIT P     -    Opinion of Arias, Fabrega & Fabrega, Panamanian
                   Counsel
EXHIBIT Q     -    Form of Notice of Certificate Return Rate
EXHIBIT R     -    Certificate Purchaser Assignment and Assumption
                   Agreement
EXHIBIT S-1   -    Form of Hedging Agreements
EXHIBIT S-2   -    Form of Deepwater Hedging Agreements
EXHIBIT T     -    Form of Ship Mortgage
EXHIBIT U     -    Opinions of Cynthia L. Corliss, Vice President and
                   Trust Counsel of Wilmington Trust Company and
                   Richards, Layton & Finger
EXHIBIT V     -    Form of Subcharter
EXHIBIT W-1   -    Special Power of Attorney for Executing the
                   Charter Trust Agreement and Ship Mortgage on
                   Behalf of Wilmington Trust FSB and the Beneficial
                   Owners
EXHIBIT W-2   -    Special Power of Attorney for Executing the
                   Charter Trust Agreement and Ship Mortgage on
                   Behalf of Wilmington Trust Company
EXHIBIT X     -    Form of Letter of Credit

SCHEDULES

SCHEDULE 1    -    List of Transaction Documents
SCHEDULE 2    -    Facility Fee Rate
SCHEDULE 3    -    List of UCC and Other Necessary Security Filings
SCHEDULE 4    -    Information Relied Upon by Appraiser
SCHEDULE 5    -    Certificate Purchaser Notice Addresses, Payment
                   Instructions and Responsible Officers
SCHEDULE 6    -    [Intentionally Omitted]
SCHEDULE 7    -    Terms of Subordination for Subordinated Debt


                          PARTICIPATION AGREEMENT

    THIS PARTICIPATION AGREEMENT, dated as of August 31, 1999 (this "Agreement" or "Participation Agreement"), is entered into by and among DEEPWATER DRILLING II L.L.C., a Delaware limited liability company ("Deepwater"), WILMINGTON TRUST FSB, a Federal savings bank, not in its individual capacity except as expressly provided herein, but solely as trustee under the Investment Trust Agreement (the "Investment Trustee"), DEEPWATER INVESTMENT TRUST 1999-A, a Delaware business trust (the "Investment Trust"), WILMINGTON TRUST COMPANY, a Delaware banking corporation, not in its individual capacity except as expressly provided herein, but solely as trustee under the Charter Trust Agreement (the "Charter Trustee"), BA LEASING & CAPITAL CORPORATION, a California corporation, as documentation agent (the "Documentation Agent"), each of the financial institutions listed on the signature pages hereto, or that may hereafter become a party hereto, as a certificate purchaser (each, a "Certificate Purchaser" and collectively, the "Certificate Purchasers") (each of the foregoing parties, a "Participant"), solely with respect to Sections 2.15, 6.9, 9.4(a) and 12.13(b), R&B FALCON CORPORATION and CONOCO INC., and solely with respect to Sections 5.2 and 6.4, RBF DEEPWATER EXPLORATION II INC., a Nevada corporation, and CONOCO DEVELOPMENT II INC., a Delaware corporation (each, a "Member").


                                WITNESSETH

    WHEREAS, the Charter Trustee contemplates acquiring title to the Drillship from Deepwater or chartering the Drillship from the Head Lessor, and Deepwater contemplates chartering or subchartering the Drillship from the Charter Trustee;

    WHEREAS, Deepwater supervised the construction of the Vessel pursuant to the Construction Contract and the acquisition and installation of the OFE (the Vessel and the OFE, collectively, the "rillship");

    WHEREAS, Deepwater, the Charter Trustee and the Investment Trust wish to arrange financing for the cost of the acquisition of OFE, the construction of the Vessel and the transfer of the completed Drillship to the Charter Trustee and delivery to Deepwater;

    WHEREAS, Deepwater and the Drilling Parties are parties to certain Drilling Contracts providing for drilling services utilizing the Drillship from Deepwater, and payments to Deepwater by the Drilling Parties of the Day Rate and other amounts referred to in the Drilling Contracts; and

    WHEREAS, the Certificate Purchasers have agreed to make Advances to the Charter Trustee and the Investment Trust, as applicable, in an aggregate amount not to exceed the Maximum Certificate Purchaser Commitment to fund the acquisition of the Drillship and certain other costs.

    NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                 SECTION 1

                        DEFINITIONS; INTERPRETATION

    Unless the context otherwise requires, capitalized terms used and not otherwise defined in this Agreement have the meanings given to them in Appendix 1 of this Agreement and, for all purposes of this Agreement, the rules of interpretation set forth in such Appendix 1 apply.


                                 SECTION 2

                        COMMITMENTS OF THE PARTIES

    Subject to the terms and conditions of this Agreement (including Sections 3 and 4) and the other Transaction Documents, each of the parties hereto agrees to participate in the transactions contemplated by this Agreement and the other Transaction Documents and, among other things, to take each of the actions to be taken by it on the Closing Date and thereafter, as more fully described in this Section 2.

    SECTION 2.1 Certain Closing Date Events. On the Closing Date, subject to the terms and conditions of this Agreement and the other Transaction Documents:

    (a) the Certificate Purchasers shall make Advances to the Charter Trustee pursuant to Section 2.3 in an aggregate amount equal to the Series A Portion of the Maximum Certificate Purchaser Commitment;

    (b) each Certificate Purchaser shall purchase, and the Charter Trustee shall issue to each Certificate Purchaser, (i) one Conoco Series A Trust Certificate (which together with all other Conoco Series A Trust Certificates shall have, in the aggregate, a principal amount equal to 40% of the Series A Portion of the Maximum Certificate Purchaser Commitment) and (ii) one R&B Falcon Series A Trust Certificate (which together with all other R&B Falcon Series A Trust Certificates shall have, in the aggregate, a principal amount equal to 60% of the Series A Portion of the Maximum Certificate Purchaser Commitment);

    (c) the Certificate Purchasers shall make Advances to the Investment Trust pursuant to Section 2.3 in an aggregate amount equal to the Investment Portion of the Maximum Certificate Purchaser Commitment;

    (d) each Certificate Purchaser shall purchase, and the Investment Trustee shall issue to each Certificate Purchaser, (i) one Conoco Investment Trust Certificate (which together with all other Conoco Investment Trust Certificates shall have, in the aggregate, a principal amount equal to 40% of the Investment Portion of the Maximum Certificate Purchaser Commitment) and (ii) one R&B Falcon Investment Trust Certificate (which together with all other R&B Falcon Investment Trust Certificates shall have, in the aggregate, a principal amount equal to 60% of the Investment Portion of the Maximum Certificate Purchaser Commitment);

    (e) the Investment Trust shall make advances to the Charter Trustee pursuant to Section 2.3 in an aggregate amount equal to the Investment Portion of the Maximum Certificate Purchaser Commitment;

    (f) the Investment Trust shall purchase, and the Charter Trustee shall issue, the Series B Trust Certificates in the aggregate principal amount of the Investment Portion of the Maximum Certificate Purchaser Commitment;

    (g) the Charter Trustee shall advance to Deepwater (as directed by Deepwater) the amounts received from the Certificate Purchasers in accordance with Sections 2.3 and 2.6;

    (h) the Transaction Expenses and the Facility Fees shall be paid to the Persons entitled to receive such payments on the Closing Date pursuant to
Section 8.1 by the Person responsible therefor;

    (i)  Intentionally Omitted;

    (j) Deepwater and the Charter Trustee shall enter into the Master Charter and each Charter Supplement, pursuant to which Deepwater shall charter the Drillship from the Charter Trustee effective as of the Delivery Date; and

    (k) the parties shall enter into the other Transaction Documents indicated on Schedule 1 hereto as being entered into as of the Closing Date.

    SECTION 2.2 Certain Delivery Date Events. On the Delivery Date, subject to the terms and conditions of this Agreement (including Section 4.1) and the other Transaction Documents:

    (a)  Intentionally Omitted;

    (b) if the Head Lease Transaction is being entered into in accordance with Section 4.2, Deepwater shall transfer and convey, or cause to be transferred and conveyed, to the Head Lessor all of its right, title and interest in and to the Drillship and, immediately upon such transfer and conveyance, the Charter Trustee shall enter into the Head Lease with the Head Lessor;

    (c) if the Head Lease Transaction is not being entered into, Deepwater shall transfer all of its right, title and interest in and to the Drillship and the Construction Contract to the Charter Trustee;

    (d) Deepwater, on behalf of the Head Lessor or the Charter Trustee, as applicable, shall cause the Drillship and the Ship Mortgage to be duly provisionally registered under the laws of the Republic of Panama;

    (e)  the Charter Term shall commence; and

    (f) the parties shall enter into the other Transaction Documents indicated on Schedule 1 hereto as being entered into as of the Delivery Date.

    SECTION 2.3 Advances by Certificate Purchasers and Investment Trust. Subject to the terms and conditions of this Agreement (including Sections 2.5, 3 and 4), the Depository Agreement and the Trust Agreements, and in reliance on the representations and warranties of the other parties contained herein or made pursuant hereto, upon receipt of an Advance Request, on the Advance Date specified in such Advance Request, each Certificate Purchaser shall advance (each an Advance ) to the Charter Trustee and to the Investment Trust, as applicable, in immediately available funds the Series A Portion and the Investment Portion, respectively, of its Commitment Percentage of an amount equal to the Maximum Drillship Cost, as set forth in a written request from Deepwater to the Charter Trustee and the Investment Trust delivered at least three Business Days prior to the Closing Date (the Advance Request ). Further, the Investment Trust shall thereafter forward all such moneys received by it from the Certificate Purchasers pursuant to the previous sentence to the Charter Trustee as provided in Section 2.6.

    SECTION 2.4 Certificates and Payments; Certificate Margin.

    (a) Payments to Certificate Purchasers. An Advance made available by a Certificate Purchaser pursuant to Section 2.3 shall be evidenced by the Certificates issued by the Investment Trust and the Charter Trustee, respectively, on the Advance Date to such Certificate Purchaser. Each Certificate Purchaser shall be entitled to receive on the last day of any Return Period as of which there is a Certificate Purchaser Balance greater than zero (as measured before giving effect to any amounts paid in reduction of the Certificate Purchaser Balance on the last day of such Return Period), a return on its Certificate Purchaser Amount at the Certificate Return Rate. Any payment required to be made to the Certificate Purchasers by the Charter Trustee or the Investment Trust pursuant to any Transaction Document shall be made in accordance with the Depository Agreement and Article IV of the Investment Trust Agreement and
Article IV of the Charter Trust Agreement, as applicable.

    (b) Payments to Investment Trust. Each advance made available by the Investment Trust to the Charter Trustee pursuant to Section 2.6 shall be evidenced by the Series B Trust Certificate issued by the Charter Trustee on the Closing Date to the Investment Trust. The Investment Trust shall be entitled to receive on the last day of any Return Period as of which there is an Investment Balance greater than zero (as measured before giving effect to any amounts paid in reduction of the Certificate Purchaser Balance on the last day of such Return Period), a return on its Investment Trust Amount at the Certificate Return Rate. Any payment required to be made to the Investment Trust by the Charter Trustee pursuant to any Transaction Document shall be made in accordance with the Depository Agreement and Article IV of the Charter Trust Agreement.

    (c) Certificate Margin. The certificate margin ("Certificate Margin") shall be 150.0 basis points per annum adjusted as follows:

          (i) prior to the Initial Certificate Margin Adjustment Date, plus zero (0) basis points per annum; or

         (ii) as of the most recent Adjustment Date on or preceding the date of determination, for the Return Period which begins on such Adjustment Date and for each subsequent Return Period until the next succeeding Adjustment Date occurs:

                (1) if the R&B Usage Ratio is less than 0.5, the product of the Inverse R&B Usage Ratio and five (5.0) basis points per annum (which product shall be a negative number) applied in reduction of the 150 basis points in clause
                    (A) above;

                (2) if the R&B Usage Ratio is equal to 0.5, plus zero (0)
                    basis points per annum; or

                (3) if the R&B Usage Ratio is greater than 0.5, plus the
                    product of the R&B Usage Ratio and 12.5 basis points per annum.

    (d) Counterpart Certificates. Series A Trust Certificates shall only be issued by the Charter Trustee in pairs consisting of one R&B Falcon Series A Trust Certificate and one Conoco Series A Trust Certificate (each, in relation to the other, a Counterpart Series A Trust Certificate ). Investment Trust Certificates shall only be issued by the Investment Trust in pairs consisting of one R&B Falcon Investment Trust Certificate and one Conoco Investment Trust Certificate (each, in relation to the other, a "Counterpart Investment Trust Certificate"). Each Series A Trust Certificate and Investment Trust Certificate shall bear an indication of the number assigned to its Counterpart Series A Trust Certificate and Counterpart Investment Trust Certificate, respectively.

    SECTION 2.5 Limitations on Advances.

    (a) Limitation on Disbursements and Capitalizations. The aggregate amount of Advances made by the Certificate Purchasers hereunder, shall not exceed the Maximum Certificate Purchaser Commitment, and the aggregate amount of Advances made by any Certificate Purchaser hereunder, shall not exceed such Certificate Purchaser's Commitment.

    (b) One Advance. During the Charter Term, Deepwater shall be entitled to one and only one Advance, which shall occur on the Advance Date or as otherwise permitted pursuant to Section 2.8.

    (c)  Obligations Several.  The obligations of the Certificate
Purchasers, the Agent, the Depository and the Trustees under this Agreement and the other Transaction Documents shall be several and not joint obligations, and no Participant shall be liable or responsible for the acts or defaults of any other Participant under any Transaction Document.

    SECTION 2.6 Fundings; Application of Proceeds.

    (a) Advance. On the Advance Date, upon (i) receipt by the Charter Trustee and the Investment Trust of the Advances by the Certificate Purchasers pursuant to Section 2.3 and (ii) the satisfaction or waiver of each of the applicable conditions set forth in Sections 3.2 and 4.1,
(x) the Investment Trust shall advance in immediately available funds to the Charter Trustee on the Advance Date the amount of the Advances received by it from the Certificate Purchasers with respect to the Advance Date and
(y) the Charter Trustee shall advance to Deepwater (or as directed by Deepwater) that portion of the Maximum Drillship Cost equal to the aggregate of (1) the amounts in clauses (i), (ii) and (v) of the definition of Construction Costs; (2) all costs of mobilizing the Drillship to the port designated pursuant to the Drilling Contracts and the Rig Sharing Agreement; and (3) all other costs, expenses, and fees incurred by, or on behalf of, Deepwater in connection with the Drillship or the transactions contemplated by the Transaction Documents. The balance of the Maximum Drillship Cost not advanced to Deepwater pursuant to the foregoing sentence shall be deposited by the Charter Trustee to the Deferred Construction Costs Reserve Account.

    (b)  [Intentionally Omitted]

    (c)  [Intentionally Omitted]

    (d)  [Intentionally Omitted]

    SECTION 2.7 [Intentionally Omitted]

    SECTION 2.8 Postponement of Advance. If the Certificate Purchasers have made Advances requested on the Closing Date or any Postponed Advance Date and the conditions precedent to such Advance have not been satisfied or waived on such date (as such, a "Postponed Advance"), Deepwater shall pay to the Charter Trustee and the Investment Trust, for the benefit of each Certificate Purchaser which has made a Postponed Advance, yield (the "Postponement Yield") on the Advance funded by such Certificate Purchaser at a rate equal to the Certificate Return Rate. Neither the Investment Trust nor the Charter Trustee shall be required to invest such funds in interest-bearing accounts, but the Charter Trustee shall, upon the direction of Deepwater (or, if an Event of Default exists, the Required Certificate Purchasers), invest such funds in Permitted Investments to the extent it is able to do so. Amounts held by the Charter Trustee and the Investment Trust may be pooled for this purpose. The Postponement Yield shall be due and payable by Deepwater upon the occurrence of the postponed Advance Date and such payment shall be an additional condition precedent to such Advance Date. On such postponed Advance Date, the Charter Trustee is hereby directed to liquidate any Permitted Investments then held pursuant to this Section 2.8, to distribute the Postponed Advances in accordance with Section 2.6 and to distribute any proceeds of Permitted Investments held pursuant to this Section 2.8 in excess of the amount of the Postponed Advances to each Certificate Purchaser pro rata (based on the relation that such Certificate Purchaser's Postponed Advance bears to the aggregate of all such Postponed Advances) for application to Deepwater's obligation to pay Postponement Yield. Any accrued Postponement Yield thereafter remaining unpaid shall be deemed to be Certificate Return and shall be capitalized and the amount thereof shall be added to the Certificate Purchaser Amount of each Certificate Purchaser entitled thereto. No additional Advance Request shall be required if an Advance Date is postponed and thereafter timely consummated. If the Advance Date has not occurred by the third Business Day following the date specified in the Advance Request in respect thereof, then all Postponement Yield shall be due and payable on such third Business Day (and shall not be capitalized pursuant to this Section), the Charter Trustee is hereby directed to liquidate any Permitted Investments then held pursuant to this Section 2.8 and to pay to each Certificate Purchaser on such third Business Day (i) the Postponed Advance funded by such Certificate Purchaser and (ii) the proceeds of any Permitted Investments held pursuant to this Section 2.8 in excess of the amount of the Postponed Advances refunded to such Certificate Purchaser pro rata based on the relation that such Certificate Purchaser's Postponed Advance bears to the aggregate of all such Postponed Advances to be applied to Deepwater's obligation to pay Postponement Yield.

    If the Advance Date has not occurred by the third Business Day following the date specified in the Advance Request in respect thereof, upon satisfaction or waiver of the conditions to the Advance Date, and upon payment in full of all Postponement Yield due and payable to the Certificate Purchasers, Deepwater shall have the right upon delivery of a new Advance Request to the Certificate Purchasers and Trustee to set a new date for the advances (the Postponed Advance Date ) which shall for all purposes be deemed the Advance Date under the Transaction Documents. Notwithstanding the foregoing, in no event shall Deepwater have the right to set any Postponed Advance Date to be a date later than ten Business Days after the Closing Date.

    SECTION 2.9 Records. Upon the making of its Advance, each Certificate Purchaser shall make a notation in its records indicating the amount of such Advance and the Certificate Purchaser Amount of such Certificate Purchaser as of such Advance Date. Each Certificate Purchaser is hereby authorized to record the date and amount of its Advance made by such Certificate Purchaser, each continuation thereof, the date and amount of each payment or capitalization of Certificate Return with respect thereto, the date and amount of each payment or repayment of Certificate Purchaser Amount of such Certificate Purchaser and the length of each Return Period with respect thereto, in its records, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded. The failure to make any recordation described in this Section 2.9 or any error in such recordation shall not affect the obligation of the Charter Trustee or the Investment Trust with respect of such Certificates, or the obligation of Deepwater to pay Charter Hire in accordance with the Transaction Documents.

    SECTION 2.10    [Intentionally Omitted]

    SECTION 2.11 Timing of Fundings to Investment Trustee and Payments to Certificate Purchasers. The Advance Date specified in the Advance Request shall be not less than three (3) Business Days after the date of delivery of such Advance Request to the Charter Trustee. Any Advance Request delivered by Deepwater to the Charter Trustee later than 4:00 p.m., New
York time, on any day shall be deemed to have been delivered on the next Business Day. Subject to timely delivery of the Advance Request (together with a funding indemnity letter from each of Conoco and R&B Falcon in the form attached hereto as Exhibit A) and the other terms and conditions of the Transaction Documents, each Certificate Purchaser shall make its Commitment Percentage of the requested aggregate Advances available to the Charter Trustee and the Investment Trust in an account at the Charter Trustee's corporate trust department designated by the Charter Trustee by 12:00 noon, New York time, on the requested Advance Date, and the Charter Trustee and the Investment Trust will transfer any such amounts so received into the Trustee's Account, not later than 3:00 p.m., New York time, on such Advance Date in accordance with Section 2.6.

    Charter Hire shall be paid by or on behalf of Deepwater in immediately available funds in accordance with the Depository Agreement and the Charter. All such payments shall be paid by the Depository to the Trustees, the Investment Trust or the Certificate Purchasers, as applicable, not later than 2:00 p.m., New York time, on the date due. Funds received after such time shall for all purposes of the Transaction Documents be deemed to have been received on the next succeeding Business Day.

    SECTION 2.12    Computations.

    (a) Determination of Certificate Return Rate and Fees. All computations of accrued amounts pursuant to the Transaction Documents shall be made on the basis of the actual number of days elapsed in a 360-day year; provided, that Certificate Return on any Advance that is an Alternate Rate Advance shall be calculated on the basis of the actual number of days elapsed in a 365-day or 366-day year, as applicable. The Charter Trustee shall, as soon as practicable, but in no event later than 11:00 a.m., New York time, on the date two (2) Business Days before the effectiveness of each Certificate Return Rate, cause to be determined such Certificate Return Rate and notify each Certificate Purchaser and Deepwater thereof by delivery of a notice of Certificate Return Rate in substantially the form of Exhibit Q hereto; provided, however, that the Documentation Agent shall have the right to determine the Certificate Return Rate and to deliver notice of such Certificate Return Rate instead of Charter Trustee in connection with the Return Period beginning on the Advance Date.

    (b) Disbursement Information. The Charter Trustee shall deliver the Disbursement Information to Deepwater and the Depository in accordance with
Section 4.3 of the Depository Agreement.

    (c) Conclusive Determinations. All information provided by the Charter Trustee pursuant to this Section 2.12 for the purposes of any Transaction Document shall be conclusive and binding on the Charter Trustee, the Investment Trust, Deepwater and the Certificate Purchasers in the absence of manifest error.

    SECTION 2.13 Conditions to each Advance. The obligation of each Certificate Purchaser to make its Advance in accordance with this Section 2 and the obligations of the Charter Trustee and the Investment Trust to disburse the proceeds of the Advances in connection with any Advance Request and in accordance with this Section 2 shall be subject to satisfaction or waiver of the following conditions precedent:

    (a) no Material Default or Event of Default shall have occurred and be continuing; and

    (b)  the representations and warranties of Deepwater set forth in
Section 5.1 shall be true and correct in all material respects on the date of such Advance as though made on and as of such date, except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date.

    SECTION 2.14    Fees.

    (a) Facility Fee. On the Closing Date, Deepwater shall pay to each Certificate Purchaser a nonrefundable upfront fee (the "Facility Fee") equal to such Certificate Purchaser's Commitment multiplied by the Facility Fee rate applicable to such Certificate Purchaser as set forth in Schedule 2.

    (b)  [Intentionally Omitted]

    SECTION 2.15    Payments Under the Ship Mortgage; Limitation on
Foreclosure.

    Notwithstanding anything to the contrary in any Transaction Document, all proceeds from any foreclosure under the Ship Mortgage shall not reduce the maximum amount owed under the Conoco Guaranty and the R&B Falcon Guaranty unless such maximum amount payable thereunder is greater than the Certificate Purchaser Balance (excluding any Purchasing Party Amounts) at the time such proceeds are distributed to the Certificate Purchasers, in which case such a reduction shall be permitted only to the extent of such excess; provided, however, that in no event shall the Charter Trustee, the Investment Trust or the Certificate Purchasers seek to foreclose upon the Drillship pursuant to the terms of the Ship Mortgage unless the Charter Trustee shall first make a demand against Deepwater (and under the R&B Falcon Guaranty and Conoco Guaranty to the extent the obligations owed by Deepwater are guaranteed thereunder) for any amounts then due and owing under the Transaction Documents; and provided, further, that in no event shall the Charter Trustee, the Investment Trust or the Certificate Purchasers seek to foreclose upon the Drillship pursuant to the terms of the Ship Mortgage following the receipt in full by such Persons of the Purchase Option Price (whether paid pursuant to the exercise of the Special Purchase Right under Section 16.4 of the Master Charter or otherwise).


                                 SECTION 3

            EFFECTIVE DATE; CLOSING DATE; CONDITIONS PRECEDENT

    SECTION 3.1 Closing Date.

    (a)  [Intentionally Omitted]

    (b) All documents and instruments required to be delivered on the Closing Date shall be delivered at the offices of Mayer, Brown & Platt, 1675 Broadway, New York, New York 10019, or at such other location as may be determined by the Documentation Agent and Deepwater.

    SECTION 3.2 Conditions Precedent to Closing Date. The obligations of the parties hereto to enter into the transactions contemplated by this Agreement and the other Transaction Documents and to take the actions to be taken by each such party which are contemplated by
Section 2.1 to occur on the Closing Date shall be subject to satisfaction or waiver as of the Closing Date of the following conditions precedent (provided, that the obligations of any party shall not be subject to any conditions contained in this Section 3.2 which are required to be performed or caused to be performed by such party or any of its respective Affiliates):

    (a) Each Certificate Purchaser shall have funded the Advance to be made by it on the Closing Date in accordance with Section 2.3.

    (b) Each Certificate Purchaser shall have received its respective Certificates in accordance with Section 2.4.

    (c) Deepwater shall have given the Agent not less than three (3) Business Days prior written notice of the Closing Date, which notice may be included in the Advance Request delivered in accordance with Section 2.3 and each Certificate Purchaser shall have received a funding indemnity letter from R&B Falcon and Conoco in the form of Exhibit A hereto not less than three (3) Business Days prior to the Closing Date.

    (d) All parties thereto shall have executed and delivered each of the Transaction Documents to be entered into on the Closing Date, as indicated on Schedule 1 hereto.

    (e) Deepwater shall have delivered to the Charter Trustee (with copies for each Certificate Purchaser) copies of the Services Agreements, the Construction Contract, the Drilling Contracts, and the Drilling Contract Guaranties, copies of all purchase orders and other documents relating to the purchase of the OFE, together with any amendments thereto, in each case certified by an authorized representative of Deepwater to be true, complete and correct copies thereof as of the Closing Date and each of the Services Agreements, the Construction Contract, the Drilling Contracts and the Drilling Contract Guaranties shall be in full force and effect and no default or material breach shall exist thereunder.

    (f) The Documentation Agent and each Certificate Purchaser shall have received the Appraisal in form and substance satisfactory to the Documentation Agent and Deepwater shall have received a copy thereof.

    (g) All Taxes, fees and other charges due in connection with the execution, delivery, performance, recording, filing and registration of the Transaction Documents on the Closing Date shall have been paid.

    (h) (i) White & Case LLP, special counsel to Deepwater, shall have issued its opinion to the effect and in the form set forth in Exhibit B;
(ii) Wayne K. Anderson, in-house counsel to Conoco, shall have delivered his opinion to the effect and in the form set forth in Exhibit D;
(iii) Wayne K. Hillin, counsel to R&B Falcon, shall have delivered his opinion to the effect and in the form set forth in Exhibit E; (iv) Arias, Fabrega & Fabrega, Panamanian counsel, shall have delivered its opinion to the effect and in the form set forth in Exhibit P; and (v) Cynthia L. Corliss, Vice President and Trust Counsel of Wilmington Trust Company, and Richards, Layton & Finger, counsel to the Charter Trustee and Investment Trust, shall have delivered their opinions to the effect and in the form set forth in Exhibit U.

    (i) All actions required to have been taken by any Government Authority on or prior to the Closing Date in connection with the transactions contemplated by this Participation Agreement and the other Transaction Documents shall have been taken and all Government Actions required to be in effect on or prior to the Closing Date in connection with the transactions contemplated by this Participation Agreement and the other Transaction Documents shall have been issued or made, and all such Government Actions shall be in full force and effect on the Closing Date. All necessary consents, approvals and authorizations of all non-Government Authorities required on the part of Deepwater, the Investment Trust, the Trustees or third parties to be obtained, given or made on or prior to the Closing Date in connection with the execution and delivery of the Transaction Documents and transactions contemplated hereby and thereby shall have been obtained, given or made and shall be in full force and effect.

    (j) No action shall have been instituted, nor shall any action or proceeding be threatened, before any Government Authority, nor shall any order, judgment or decree have been issued or proposed to be issued by any Government Authority (i) to set aside, restrain, enjoin or prevent the performance of this Participation Agreement, any other Transaction Document or any transaction contemplated hereby or thereby or (ii) which would have a Material Adverse Effect.

    (k) The transactions contemplated by the Transaction Documents do not and will not (i) violate any Applicable Law, (ii) contravene any charter, by-laws or other organizational document of Deepwater, the Members, Conoco, R&B Falcon, the Investment Trust, the Trustees, the Agent or any Certificate Purchaser, (iii) contravene any contract, agreement or other arrangement to which Deepwater, the Investment Trust, the Trustees, the Agent or any Certificate Purchaser is a party or by which any of their respective properties or assets are bound, or (iv) subject Deepwater, any Member, the Investment Trust, the Trustees, the Agent or any Certificate Purchaser to any regulations to which such party had not been subject prior to entering into such Transaction Documents and which would be materially adverse to such party.

    (l) Deepwater, each Member, Conoco and R&B Falcon shall have each delivered, or shall have caused to be delivered, to the Agent, and the Trustees the following, in each case in form and substance satisfactory to the Documentation Agent (with copies for each Certificate Purchaser):

         (i) Organizational Documents. Copies of its articles of incorporation or other organizational documents, certified to be true and complete as of a recent date by the appropriate Government Authority of the state, province or country of its incorporation or formation.

         (ii) Resolutions. Copies of resolutions of its Members or Board of Directors, as applicable, that, specifically or generally (as part of a general enabling resolution), approve and adopt the Transaction
    Documents and the transactions contemplated therein, and that, specifically or generally (as part of a general enabling resolution), authorize execution and delivery thereof, certified by an appropriate officer or representative as of the Closing Date to be true and correct and in full force and effect as of such date.

         (iii) Bylaws. A copy of its operating agreement or bylaws certified by an appropriate officer or representative as of the Closing Date to be true and correct and in full force and effect as of such date.

         (iv) Good Standing. Copies of certificates of good standing, existence or its equivalent, certified as of a recent date by the appropriate government authorities of the state, province or country of its incorporation or formation.

         (v) Officer's or Manager's Certificate. An officer's certificate or manager's certificate, dated the Closing Date, substantially in the form of Exhibit F.

    (m) Each of the Trustees shall have delivered, or shall have caused to be delivered, to Deepwater, the Members, and each Certificate Purchaser the following:

         (i) Organizational Documents. Copies of its articles of association or other organizational documents and a copy of the Charter Trustee's and Investment Trust's certificate of trust (or, if certificates of trust are not issued in the Charter Trustee's or Investment Trust's jurisdiction of organization, other similar organizational documents), together with all amendments in each case certified to be true and complete as of a recent date by the appropriate Government Authority.

         (ii) Resolutions. Copies of resolutions of its board of directors, approving and adopting the Transaction Documents and the transactions contemplated therein, and authorizing execution and delivery thereof, certified by an appropriate officer as of the Closing Date to be true and correct and in full force and effect as of such date.

         (iii)  Good Standing.  Copies of certificates of good standing
    (or, if certificates of good standing are not issued in the Trustees' or Investment Trust's jurisdiction of organization, some other similar certificate), existence or its equivalent with respect to the Trustees and the Investment Trust, in each case certified as of a recent date by the appropriate Government Authorities.

         (iv) Officer's Certificate. An officer's certificate, dated the Closing Date, substantially in the form of Exhibit G.

    (n)  Closing Date.  The Closing Date shall occur on or prior to August
31, 1999.

    (o) No Material Adverse Change. As of the Closing Date, there shall not have occurred any material adverse change in the consolidated assets, liabilities, operations, business or financial condition of: (i) Deepwater from that set forth in its financial statements for the fiscal year ended December 31, 1998, (ii) R&B Falcon from that set forth in its financial statements for the fiscal year ended December 31, 1998 or (iii) Conoco from that set forth in its financial statements for the fiscal year ended December 31, 1998.

    (p) Transaction Expenses. All Transaction Expenses then due and owing for which Deepwater has received an invoice at least two (2) Business Days prior to the Closing Date and which will not be paid from the proceeds of the Advance shall have been paid by Deepwater.

    (q) Tax and Accounting. Deepwater shall have received (x) a satisfactory tax opinion of White & Case LLP and (y) confirmation from its auditors of the accounting treatment for the transactions contemplated hereby satisfactory in all respects to Deepwater.

    (r) Representations. The representations and warranties of each party set forth in Section 5 and in any other Transaction Document entered into on or prior to the Closing Date shall be true and correct as of the Closing Date.

    (s) Filings. All UCC and other applicable filings listed on Schedule 3 shall have been duly made at the locations set forth beside the filing on such schedule. All other filings or recordings of any document in any jurisdiction which are required to establish the perfected security interests of the Charter Trustee and the Investment Trust in the Accounts shall have been made.

    (t) No Defaults under Transaction Documents. All Transaction Documents shall be in full force and effect as to all of the parties thereto and no Default, Event of Default or Event of Loss shall exist under any such Transaction Document.

    (u) Insurance Report. The Charter Trustee, the Investment Trust and each Certificate Purchaser shall have received a satisfactory report from J&H Marsh & McLennan with respect to the insurance to be carried by Deepwater pursuant to Article XIV of the Master Charter.

    (v) Drilling Contracts. The Drilling Parties and Deepwater shall have entered into the Drilling Contracts in a form substantially similar to the form attached hereto as Exhibit H and the Drilling Parties shall have delivered the Drilling Consent in a form substantially similar to the form attached hereto as Exhibit I.

    (w) Securities Act Representation. Bank of America shall have delivered to the Charter Trustee (with copies for each Certificate Purchaser), the Investment Trust and Deepwater a certificate, in form substantially similar to the form attached hereto as Exhibit J.

    (x) Letter of Credit Established. R&B Falcon shall have obtained a Letter of Credit complying with the terms of Section 6.9.


                                 SECTION 4

                    DELIVERY DATE; CONDITIONS PRECEDENT

    SECTION 4.1 Conditions Precedent to Delivery Date. The obligations of the parties hereto to enter into the transactions to be entered into and take the actions to be taken by each such party which are contemplated by
Section 2.2 to occur on the Delivery Date, taking into account Section 4.2, shall be subject to satisfaction or waiver on the Delivery Date of the following conditions precedent; provided, that the obligations of any party shall not be subject to any condition contained in this Section 4.1 which is required to be performed or caused to be performed by such party or any of its respective Affiliates:

    (a) The following events shall have occurred with respect to the delivery and documentation of the Drillship:

         (i) The Drillship (including the OFE) shall have been delivered by Charter Trustee or Head Lessor, as applicable, to Deepwater and Deepwater shall have accepted the same, and a Protocol of Delivery and Acceptance substantially in the form set forth in Exhibit A to the Master Charter (the "Protocol of Delivery and Acceptance") shall have been executed by Deepwater and the Head Lessor or Charter Trustee, as applicable, and each shall have been delivered to the Head Lessor or the Charter Trustee, as the case may be.

         (ii) Copies of the Bill of Sale substantially in the form set forth in Exhibit M, respectively, a copy of the interim class certificate (showing that the Drillship shall have been recommended for classification with the Classification Society with the highest classification and rating for vessels of the same age and type), and all other documents required to be delivered by Builder under the Construction Contract shall be delivered to Charter Trustee by Deepwater (with copies to the Head Lessor (if applicable) and the Agent).

         (iii) The Drillship shall have been duly provisionally registered in the name of the Head Lessor or the Charter Trustee, as the case may be, under Panamanian law free and clear of all Liens of record and a provisional patente (the "Provisional Patente") shall have been issued.

         (iv) The Ship Mortgage shall have been duly provisionally recorded under Panamanian Law.

         (v) The Charter Trustee shall have received a Certificate of Ownership and Encumbrance from the Panamanian registry, showing the Head Lessor or the Charter Trustee, as the case may be, to be the owner of the Drillship, free and clear of all recorded Liens, other than the Ship Mortgage.

         (vi) The Charter Trustee, the Investment Trust and the Certificate Purchasers shall have received an opinion of Panamanian counsel in substantially the form of Exhibit P.

         (vii) Title to the Drillship shall have been transferred from Deepwater to the Head Lessor or the Charter Trustee, as the case may be.

    (b)  [Intentionally Omitted]

    (c) The parties shall have received opinions of counsel with respect to the transactions to be consummated on the Delivery Date substantially in the forms as set forth in Exhibits O, P and U and letters from the appropriate Persons affirming the validity of the opinions of counsel substantially in the forms of Exhibits B, D and E hereto as if the opinions expressed therein were delivered as of the Delivery Date; provided, however, that, to the extent that any of the opinions listed in Section 3.2(h) were delivered on the Closing Date, these same opinions shall be deemed to have satisfied any requirement to deliver such opinions under this paragraph (c).

    (d) All Transaction Documents shall have been executed and delivered by each of the parties thereto.

    (e) All Transaction Expenses (including registration and recordation fees under Panamanian Law) then due and owing shall have been paid on or prior to the Delivery Date.

    (f)  The Charter Trustee and the Documentation Agent shall have received
(i) a report from J&H Marsh & McLennan confirming that the insurance then in effect satisfies the insurance requirements set forth in Article XIV of the Master Charter, such report being satisfactory in form and substance to the Documentation Agent and (ii) certificates of insurance from Deepwater's insurance broker(s) evidencing that all insurance required under Article XIV of the Master Charter is in effect and that all premiums have been paid; provided, however, that nothing in the Transaction
Documents shall be deemed to prohibit the acceptance by the Charter Trustee and Documentation Agent of a single report satisfying both the condition set forth in this paragraph (f) and the condition set forth in Section 3.2(u) hereof.

    (g) Each of the Charter Trustee, the Investment Trust and the Certificate Purchasers shall have received an Officer's Certificate of Deepwater stating that the representations and warranties of Deepwater listed in Section 5.1 or in any other Transaction Document are true and correct as of the Delivery Date (except to the extent that such representations and warranties relate solely to an earlier or to a later date, in which event such representations and warranties shall be true on and as of such earlier or later date); provided, however, that if the Delivery Date occurs within seven (7) days of the Closing Date, the delivery by Deepwater of the certificate listed in Section 3.2(l)(v) shall be deemed to have satisfied its requirement under this paragraph (g);.

    (h)  [Intentionally Omitted]

    (i) All necessary approvals, orders, permits, authorizations, and consents which are required as of the Delivery Date on the part of Deepwater, the Certificate Purchasers, the Agent, the Investment Trust, the Trustees or other third parties (except to the extent that such approvals, orders, permits, authorizations and consents are required as a result of such Person's status as a trust company or a regulated depository or banking institution) in connection with any of the transactions contemplated by this Agreement or in connection with the ownership, use or operation of the Drillship as of the Delivery Date shall have been duly obtained, and Deepwater shall have provided evidence thereof reasonably satisfactory to the Documentation Agent.

    (j) All actions, if any, required to have been taken by any Government Authority as of the Delivery Date in connection with the transactions contemplated by this Agreement shall have been taken and all Government Actions required to be in effect as of the Delivery Date in connection with the transactions contemplated by this Agreement shall have been issued and all such Government Actions shall be in full force and effect.

    (k)  [Intentionally Omitted]

    (l) The Charter Trustee and the Certificate Purchasers shall have received a report from the Independent Marine Surveyor stating that the Drillship meets the Minimum Specifications.

    SECTION 4.2 Head Lease Transaction. Deepwater shall, with the consent of the Certificate Purchasers, be permitted to enter into, and to require the Charter Trustee to enter into, the following transactions (collectively, the "Head Lease Transaction") on or after the Delivery Date:
(i) title to the Drillship shall be transferred to the Head Lessor; (ii) the Head Lessor shall charter (directly or through a sub-charter) the Drillship to the Charter Trustee; (iii) the Head Lessor shall finance its acquisition of title to the Drillship, in part, through a loan (the "Head Lease Loan"); (iv) the Head Lessor and the Charter Trustee shall enter into arrangements whereby the Charter Trustee's payment obligations under the Head Lease are defeased (the "Head Lease Defeasance Arrangements"); (v) the economic benefit of entering into the Head Lease Transaction shall be paid over to, or otherwise accrue to the benefit of, Deepwater; and (vi) if the Head Lease Transaction is entered into on or after the Delivery Date or any Certificate Purchaser reasonably deems it necessary for the protection of its rights in the Drillship, the Head Lessor shall enter into the Ship Mortgage. If Deepwater shall have requested the Certificate Purchasers to consent to the Head Lease Transaction not less than 45 days prior to the proposed closing date of the Head Lease Transaction (which request shall be accompanied by drafts of the documents relating thereto), the Certificate Purchasers agree to consider such request in good faith. Thereafter, Deepwater shall promptly provide the Certificate Purchasers with the drafts of the Head Lease Documents to the extent such drafts are distributed to the other parties to the Head Lease Transaction. If each Certificate Purchaser in its sole discretion approves the Head Lease Transaction, the Charter Trustee shall enter into the Head Lease Transaction on the date proposed by Deepwater. Notwithstanding the provisions of this Section 4, neither the consummation nor the failure to consummate the Head Lease Transaction on or before the Delivery Date shall be a condition to the obligation of any party hereto to enter into the other transactions contemplated by this Agreement to occur on the Delivery Date or to execute and deliver the Transaction Documents to be executed and delivered on the Delivery Date (other than those transactions or documents reflecting only the Head Lease Transaction).

    SECTION 4.3 Replacement Conditions. Deepwater may, in its sole discretion, elect to replace any Certificate Purchaser that does not consent to the Head Lease Transaction or to an amendment proposed under
Section 4.4 hereof or that rejects Deepwater s offer to extend the Charter Term by having another financial institution that meets the conditions set forth in this Section 4.3 (a "Replacement Certificate Purchaser") purchase such non-consenting Certificate Purchaser's interest in accordance with this Section 4.3. Replacement of a Certificate Purchaser by a Replacement Certificate Purchaser shall be subject to the following conditions precedent (collectively, the "Certificate Purchaser Replacement Conditions"):

         (i)    such replacement does not conflict with any Applicable Law;

         (ii) the Replacement Certificate Purchaser shall pay to the Certificate Purchaser being replaced the amount of its outstanding Certificate Purchaser Amount and accrued and unpaid Certificate Return with respect thereto plus, any funding losses incurred by the Certificate Purchaser pursuant to Section 7.3 as a result of the transfer, plus any other accrued and unpaid amounts owed by Deepwater to such Certificate Purchaser under the Transaction Documents, including any reasonable expenses relating to its replacement; if the Replacement Certificate Purchaser does not provide sufficient funds to allow the Certificate Purchaser being replaced to receive such amount, Deepwater may provide funds sufficient to cover the shortfall;

         (iii) the Replacement Certificate Purchaser shall have agreed to execute the Assignment and Assumption Agreement in substantially the form of Exhibit R hereto; and

         (iv) the requirements set forth in Section 9.1 shall have been satisfied.

    SECTION 4.4 Accounting Changes. In the event that Deepwater, or its accountants, shall determine that any change in the applicable rules and interpretations of the Financial Accounting Standards Board and/or the Securities Exchange Commission (the "Lease Accounting Rules") will preclude Deepwater (or raise a substantial question as to whether Deepwater is precluded) from continuing to account for the Charter as an operating lease with substantially the same financial accounting benefits as before the change in the Lease Accounting Rules, then Deepwater and the Certificate Purchasers agree to review in good faith any proposal submitted by Deepwater, or its accountants, and to negotiate in good faith the structure of the transaction contemplated by the Transaction Documents.

    If each Certificate Purchaser in its sole discretion approves the proposed amendment or amendments to the Transaction Documents submitted by Deepwater, or its acountants, the Charter Trustee shall enter into such amendments to the Transaction Documents on the date proposed by Deepwater. Deepwater may, in its sole discretion, elect to replace any Certificate Purchaser that does not consent to the proposed amendment with a Replacement Certificate Purchaser in accordance with Section 4.3 hereof.


                                 SECTION 5

                      REPRESENTATIONS AND WARRANTIES

    SECTION 5.1 Representations and Warranties of Deepwater. Deepwater represents and warrants to each of the other parties hereto as of the date hereof as follows:

    (a) Due Organization, etc. Deepwater is a limited liability company duly organized, validly existing and in good standing under the laws of Delaware and has the power and authority and has all requisite government licenses, permits and other approvals that are required as of the date hereof to enter into and perform its obligations under the Transaction Documents to which it is or will be a party and each other agreement, instrument and document to be executed and delivered by it in connection with, or as contemplated by, each such Transaction Document to which it is or will be a party. Deepwater is duly qualified to transact business and is in good standing as a foreign limited liability company in every jurisdiction where the nature of its business requires such qualification.

    (b) Authorization; No Conflict. The execution, delivery and performance by Deepwater of each Transaction Document to which it is or will be a party (i) is within its company powers under Delaware law and its Certificate of Formation and LLC Agreement (collectively, the "Organizational Documents"); (ii) has been duly authorized by all necessary company action on the part of Deepwater and its Members; (iii) requires no Government Action by, or filing with, any Government Authority which is required to be obtained, given or made by Deepwater or its Members as of the date hereof (other than such Government Action as has been duly obtained, given or made); (iv) does not and will not contravene, or constitute a default under, any Applicable Law or its Organizational Documents, or of any material agreement, judgment, injunction, order, decree or other instrument binding upon or affecting Deepwater or the Drillship; and (v) does not and will not result in the creation, imposition or violation of any Lien on any asset of Deepwater other than as contemplated or permitted by the terms hereof or of the other Transaction Documents. Deepwater has obtained all Government Actions necessary to carry on its business as now conducted, except for those Government Actions that are normally obtained at a later time and with respect to which Deepwater does not anticipate any problems in obtaining.

    (c) Enforceability, etc. Each of the Services Agreements, the Drilling Contracts, the Rig Sharing Agreement and the Transaction Documents, to which Deepwater is or will be a party has been, or on or before the date on which such document is to be signed will be, duly executed and delivered by Deepwater and each such document to which Deepwater is a party constitutes, or upon execution and delivery will constitute, assuming the due authorization, execution and delivery thereof by the other parties thereto, a legal, valid and binding obligation enforceable against Deepwater in accordance with the terms thereof, except as such enforceability may be limited or denied by (i) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights and the enforcement of debtors' obligations generally, and (ii) general principles of equity, regardless of whether enforcement is pursuant to a proceeding in equity or at law.

    (d) Financial Information. The balance sheet of Deepwater for the fiscal year ended December 31, 1998 fairly presents, in conformity with GAAP consistently applied, the financial position of Deepwater as of such date. Since December 31, 1998, no event has occurred with respect to the assets, liabilities, operations, business or financial condition of Deepwater which would have a Material Adverse Effect.

    (e) Litigation. There is no litigation, action, proceeding, or labor controversy to which Deepwater is a party which, if adversely determined, would adversely affect the financial condition, operations, assets, business, properties or prospects of Deepwater or which purports to affect the legality, validity or enforceability of any of the Transaction Documents, the Services Agreements, the Drilling Contracts or the Rig Sharing Agreement.

    (f) Ownership of Properties. Deepwater has good title to all of its properties and assets, real and personal, tangible and intangible, of any nature whatsoever (including patents, trademarks, tradenames, service marks and copyrights) which it purports to own, free and clear of all Liens (including infringement claims with respect to patents, trademarks, copyrights and the like), except for Permitted Liens.

    (g) Taxes. Deepwater has filed all tax returns and reports required by law to have been filed by it and has paid all Taxes thereby shown to be owing, except for any Taxes which are not yet due or are being contested pursuant to a Permitted Contest.

    (h) Pension and Welfare Plans. As of the date hereof, Deepwater does not maintain any Plan for the benefit of its employees. Except as provided in Section 6.1(o) hereof, Deepwater will not maintain any Plan for the benefit of its employees.

    (i) Investment Company Act and Public Utility Holding Company Act. Deepwater is not an investment company or a company controlled by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company" or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Act of 1935, as amended.

    (j) Securities Act. Neither Deepwater nor any Person authorized by Deepwater to act on its behalf has offered or sold any interest in the Certificates, or in any similar security relating to the transactions contemplated by the Transaction Documents, or in any security the offering of which for the purposes of the Securities Act would be deemed to be part of the same offering as the offering thereof, or solicited any offer to acquire any of the same from, any Person other than the parties hereto and not more than 70 other Institutional Investors, and neither Deepwater nor any Person authorized by Deepwater to act on its behalf will take any action which would subject the issuance or sale of any interest in the Trust Estate, the Charter Trust, the Investment Trust or the Certificates or in any similar security relating to the Drillship to the provisions of
Section 5 of the Securities Act or require the qualification of any Transaction Document under the Trust Indenture Act of 1939, as amended.
The only Person which has been authorized to act on behalf of Deepwater for this purpose is Bank of America National Trust and Savings Association.
The representation in this paragraph (j) is being given in reliance on the certificate delivered pursuant to Section 3.2(w) hereof.

    (k) Chief Place of Business. Deepwater's chief place of business, chief executive office and office where the documents, accounts and records relating to the transactions contemplated by this Agreement and each other Transaction Document is kept and is located at 901 Threadneedle, Suite 200, Houston, Texas 77079.

    (l) Business of Deepwater. (i) Deepwater has engaged in no business activity other than as contemplated by, or in connection with, the Construction Contract, the Drilling Contracts, the Rig Sharing Agreement, the Services Agreements, the Drilling Contract Guaranties and the Transaction Documents; (ii) Deepwater has no subsidiaries; (iii) as of the Closing Date, all of the membership interests in Deepwater are owned by the Members; and (iv) from and after the Closing Date, Deepwater will have no Indebtedness except for Permitted Indebtedness.

    (m) Bankruptcy. Deepwater has not filed a voluntary petition in bankruptcy or been adjudicated as bankrupt or insolvent, or filed any petition or answer seeking any reorganization, liquidation, dissolution or similar relief under any federal or state bankruptcy, insolvency or other law relating to relief for debtors, or sought or consented to or acquiesced in the appointment of any trustee, receiver, conservator or liquidator of all or any part of its properties or its interest in the Drillship. No court of competent jurisdiction has entered an order, judgment or decree approving a petition filed against Deepwater seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under federal bankruptcy or insolvency act or other law relating to relief for debtors, and no other liquidator has been appointed for Deepwater or of all or any part of its properties or its interest in the Drillship and no such action is pending. Deepwater has not given notice to any Government Authority of insolvency or pending insolvency, or suspension or pending suspension of operations.

    (n) Certain Contracts. From and after the Closing Date, the Services Agreements, the Drilling Contracts, the Drilling Contract Guaranties, the Rig Sharing Agreement and the Warranties arising under the Construction Contract are in full force and effect and have not been amended except as permitted or contemplated by the Transaction Documents. Deepwater is not in default under, and, to the knowledge of Deepwater, no other Person is in default under, any of the Construction Contract, the Services Agreements, the Drilling Contracts, the Drilling Contract Guaranties or the Rig Sharing Agreement. The execution, delivery and performance by Deepwater of its obligations under the Construction Contract, the Services Agreements, the Drilling Contracts, the Rig Sharing Agreement, this Agreement and the other Transaction Documents to which it is a party, will not violate in any material respect any provisions of any Applicable Law.

    (o) Federal Reserve Regulations. Deepwater is not engaged in, and does not have as one of its activities, the business of extending credit for the purpose of purchasing or carrying any margin stock, and no proceeds of any Advances will be used for a purpose which violates, or would be inconsistent with, the rules and regulations of the Federal Reserve Board. Terms for which meanings are provided in Federal Reserve Board Regulations
U or X or any regulations substituted therefor, as from time to time in effect, are used in this clause (o) with such meanings.

    (p) Absence of Events. No Default or Event of Default has occurred and is continuing and Deepwater is not in default in, nor has any non-permanent waiver been granted to Deepwater with respect to, the performance, observance or fulfillment of any of the obligations, conditions or covenants contained in the Construction Contract, the Drilling Contracts, the Rig Sharing Agreement or the Services Agreements.

    (q) Subject to Government Regulation. None of the Investment Trust, the Trustees, the Agent or any Certificate Purchaser, solely by reason of entering into the Transaction Documents or the consummation of the transactions contemplated thereby, will become subject to ongoing regulation of its operations by any Government Authority having jurisdiction over the ownership or operations of the Drillship solely by reason of any of Deepwater's business activities or the nature of the Drillship.

    (r) Solvency. Deepwater does not have capital unreasonably small in relation to its business, will not be rendered insolvent by the execution, delivery and performance of its obligations under the Transaction Documents, and does not intend to hinder, delay or defraud its creditors by or through the execution, delivery and performance of the Transaction Documents to which it is a party, including the Charter. As of the date hereof and as of the Closing Date, there are no outstanding unsatisfied judgments, liens for Taxes or bankruptcy proceedings against Deepwater.

    (s) Appraisal Disclosure. As of the date hereof, the information listed on Schedule 4 and provided by Deepwater or any Affiliates thereof in writing to the Appraiser in connection with the Appraisal, when taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading under the circumstances in which such statements were made.

    (t) Accuracy of Information. The cash flow projections contained in Appendix 5 of the Offering Memorandum, dated as of November 1998, were prepared by Deepwater in good faith on the basis of reasonable investigation, information, assumptions and procedures which Deepwater believed were reasonable under the facts and circumstances then existing, and since the date of such projections there has been no change in any of the facts on which such projections were based that would result in a material adverse change in such projections.

    (u) Title to the Drillship; Documentation; Condition. On the Delivery Date, after giving effect to the transactions to be effected on the Delivery Date, the Charter Trustee (or the Head Lessor) will have valid title to the Drillship (including the OFE) and the Drillship will be duly provisionally documented in the name of the Charter Trustee (or the Head Lessor) under the laws of the Republic of Panama free and clear of all liens, charges, encumbrances and security interests other than Permitted Liens.

    (v) Recording of Ship Mortgage. On the Delivery Date, after giving effect to the transactions to be effected on the Delivery Date, (i) the Ship Mortgage shall have been duly provisionally recorded with the appropriate Panamanian authorities in Panama City, Republic of Panama (which office is the only place in which such recording is necessary), (ii) the Ship Mortgage shall constitute a first naval mortgage on the Drillship in favor of the Investment Trust, the Hedging Agreement Counterparties, if any, and, if the Head Lessor is the mortgagor under the Ship Mortgage, the Charter Trustee, and (iii) no other recordings or periodic rerecording or filing or periodic filing of the Ship Mortgage is necessary under existing law to constitute the lien of the Ship Mortgage on the Drillship (including the OFE), except final recordation of the Ship Mortgage following the granting of the Permanent Patente by the Panamanian authorities within six
(6) months of the provisional recording of the Ship Mortgage.

    (w) Other Recordings and Filings. On the Delivery Date, all filings and recordings (including all filings of financing statements under the Uniform Commercial Code) will have been duly made in each jurisdiction in which such filings and recordings are required or reasonably requested by the Charter Trustee or the Investment Trust in order to perfect the security interests granted by the Deepwater Assignment, the Ship Mortgage and the other Security Documents and to make such security interests valid and enforceable; provided, that Deepwater makes no representation or warranty with respect to any security interest in the Construction Contract or any Construction Document.

    (x) Drillship Construction. Deepwater has in all material respects caused the Drillship to be constructed in accordance with the Construction Contract and the other Construction Documents and, subject to any Permitted Contests, in compliance in all material respects with Applicable Laws.

    (y) Mobilization Complete. "Mobilization" of the Drillship, as such term is used in Section 4.1 of each of the Drilling Contracts, has been completed in all respects.

    SECTION 5.2 Representations and Warranties of Members. Each Member, severally and not jointly, represents and warrants to each of the other parties hereto as of the date hereof as follows:

    (a) Due Organization, etc. Such Member is a corporation duly organized, validly existing and in good standing under the laws of the respective jurisdiction of its organization and has the power and authority and has all requisite government licenses, permits and other approvals currently necessary to enter into and perform its obligations under the Transaction Documents to which it is or will be a party and each other agreement, instrument and document to be executed and delivered by it in connection with, or as contemplated by, each such Transaction Document to which it is or will be a party. Such Member is duly qualified to transact business in every jurisdiction where the nature of its business requires such qualification.

    (b) Authorization; No Conflict. The execution, delivery and performance by such Member of each Transaction Document to which it is or will be a party (i) is within its corporate powers; (ii) has been duly authorized by all necessary corporate action; (iii) requires no Government Action by, or filing with, any Government Authority; (iv) does not contravene, or constitute a default under, any Applicable Law or its organizational documents, or of any material agreement, judgment, injunction, order, decree or other instrument binding upon or affecting it; and (v) does not result in the creation, imposition or violation of any Lien on any of its assets. Such Member possesses all government licenses, authorizations, consents and approvals required to carry on its business as now conducted.

    (c) Enforceability, etc. Each Transaction Document to which the Member is or will be a party has been, or on or before the Closing Date or the Delivery Date on which such Transaction Document is to be signed will be, duly executed and delivered by such Member and each such Transaction Document to which such Member is a party constitutes, or upon execution and delivery will constitute, assuming the due authorization, execution and delivery thereof by the other parties thereto, a legal, valid and binding obligation of such Member enforceable against such Member in accordance with the terms thereof, except as such enforceability may be limited or denied by (i) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws effecting creditors' rights and the enforcement of debtors' obligations generally, and (ii) general principles of equity, regardless of whether enforcement is pursuant to a proceeding in equity or at law.

    (d) Securities Act. Neither such Member nor any Person authorized by such Member to act on its behalf has offered or sold any interest in Deepwater, or in any security relating to the Drillship, or in any security the offering of which for the purposes of the Securities Act would be deemed to be part of the same offering as the offering thereof, or solicited any offer to acquire any of the same from, any Person other than the parties hereto and not more than 70 other Institutional Investors, and neither such Member nor any Person authorized by such Member to act on its behalf will take any action which would subject the issuance or sale of any interest in Deepwater to the provisions of Section 5 of the Securities Act or require the qualification of any Transaction Document under the Trust Indenture Act of 1939, as amended. The representation in this paragraph
(d) is being given in reliance on the certificate delivered pursuant to
Section 3.2(w) hereof.

    (e) Litigation. To such Member's Actual Knowledge, there is no action or proceeding pending or threatened to which the Charter Trustee or the Investment Trust is or will be a party before any court or arbitrator or Government Authority that, if adversely determined, would reasonably be expected to have a material adverse effect on the property, operations or financial condition of Deepwater.

    (f) Assignment. From and after the Closing Date, such Member will not assign or transfer to any Person that is not a party hereto, any of its right, title or interest in or under Deepwater, the Charter, the Drillship, or the Collateral or any other Transaction Document, except as contemplated by the Transaction Documents.

    (g) Absence of Events. To such Member's Actual Knowledge, no Default or Event of Default has occurred and is continuing, and Deepwater is not in default in, nor has any non-permanent waiver been granted to Deepwater with respect to, the performance, observance or fulfillment of any of the obligations, conditions or covenants contained in the Construction Contract, Drilling Contracts, the Rig Sharing Agreement or the Services Agreements.

    (h) Compliance With Laws. To such Member's Actual Knowledge, Deepwater is currently in compliance, in all material respects, with all Applicable Laws with respect to the conduct of its business and the ownership of its properties.

    SECTION 5.3 Representations and Warranties of the Investment Trust. The Investment Trust represents and warrants to each of the other parties hereto as of the date hereof as follows:

    (a) Due Organization, etc. It is a business trust duly formed and validly existing and in good standing under the laws of the jurisdiction of its organization and has the power and authority to enter into and perform its obligations under the Transaction Documents to which it is or will be a party and each other agreement, instrument and document to be executed and delivered by it in connection with, or as contemplated by, each such Transaction Document to which it is or will be a party.

    (b) Authorization; No Conflict. The execution, delivery and performance by it of each Transaction Document to which it is or will be a party (i) is within its powers; (ii) has been duly authorized by all necessary action; (iii) requires no Government Action by, or filing with, any Government Authority; (iv) does not contravene, or constitute a default under, any Applicable Law or its organizational documents, or of any material agreement, judgment, injunction, order, decree or other instrument binding upon it; and (v) does not result in the creation, imposition or violation of any Lien on any of its assets. It possesses all government licenses, authorizations, consents and approvals required to carry on its business as now conducted.

    (c) Enforceability, etc. Each Transaction Document to which it is or will be a party has been, or on or before the date on which such Transaction Document is to be signed will be, duly executed and delivered by it and each such Transaction Document to which it is a party constitutes, or upon execution and delivery will constitute, assuming the due authorization, execution and delivery hereof and thereof by the other parties hereto and thereto, a legal, valid and binding obligation enforceable against it in accordance with the terms thereof, except as such enforceability may be limited or denied by (i) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights and the enforcement of debtors' obligations generally, and (ii) general principles of equity, regardless of whether enforcement is pursuant to a proceeding in equity or at law.

    (d) Assignment. It has not assigned or transferred any of its right, title or interest in or under the Charter, the Drillship, or the Collateral or any other Transaction Document, except as expressly contemplated by the Transaction Documents.

    (e) Securities Act. Neither it nor any Person authorized by it to act on its behalf has offered or sold any interest in the Trust Estate, the Charter Trust, the Investment Trust or the Certificates, or in any similar security relating to the Drillship, or in any security the offering of which for the purposes of the Securities Act would be deemed to be part of the same offering as the offering thereof, or solicited any offer to acquire any of the same from, any Person other than the parties hereto, and neither it nor any Person authorized by it to act on its behalf will take any action which would subject the issuance or sale of any interest in the Trust Estate, the Charter Trust, the Investment Trust or the Certificates or in any similar security related to the Drillship to the provisions of
Section 5 of the Securities Act or require the qualification of any Transaction Document under the Trust Indenture Act of 1939, as amended.

    (f) Chief Place of Business. The Investment Trust's chief place of business, chief executive office and office where the documents, accounts and records relating to the transactions contemplated by this Agreement and each other Transaction Document are and will be kept is located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001.

    (g) No Other Activities. It does not hold any assets, conduct any business nor is it party to any document, agreement or instrument other than the Transaction Documents to which it is, or will be, a party.

    SECTION 5.4 Representations and Warranties of the Certificate
Purchasers. Each Certificate Purchaser, individually and not jointly, represents and warrants to each of the other parties hereto as of the date hereof as follows:

    (a) Due Organization, etc. Such Certificate Purchaser is duly organized, validly existing and in good standing (to the extent relevant under Applicable Law) in the jurisdiction of its organization and has the power and authority to enter into and perform its obligations under the Transaction Documents to which it is or will be a party and each other agreement, instrument and document to be executed and delivered by it in connection with, or as contemplated by, each such Transaction Document to which it is or will be a party.

    (b) Authorization; No Conflict. The execution, delivery and performance by such Certificate Purchaser of each Transaction Document to which it is or will be a party (i) is within its powers; (ii) has been duly authorized by all necessary action; (iii) requires no Government Action by, or filing with, any Government Authority (it being understood that such Certificate Purchaser makes no representation or warranty relating to the Drillship or the Applicable Laws pertaining thereto); (iv) does not contravene, or constitute a default under, any Applicable Law or its organizational documents, or of any material agreement, judgment, injunction, order, decree or other instrument binding upon such Certificate Purchaser; and (v) does not result in the creation, imposition or violation of any Lien on any asset of such Certificate Purchaser.

    (c) Enforceability, etc. Each Transaction Document to which such Certificate Purchaser is or will be a party has been, or on or before the Closing Date will be, duly executed and delivered by such Certificate Purchaser and each such Transaction Document to which such Certificate Purchaser is a party constitutes, or upon execution and delivery will constitute, assuming the due authorization, execution and delivery hereof and thereof by the other parties hereto and thereto, a legal, valid and binding obligation enforceable against such Certificate Purchaser in accordance with the terms thereof, except as such enforceability may be limited or denied by (i) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws effecting creditors' rights and the enforcement of debtors' obligations generally, and (ii) general principles of equity, regardless of whether enforcement is pursuant to a proceeding in equity or at law.

    (d) ERISA. Either (x) such Certificate Purchaser is not and will not be making any Advance with the assets of an "employee benefit plan" (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA or a "plan" (as defined in Section 4975(e)(1) of the Code) or (y) the source of funds for any Advance made by such Certificate Purchaser is an insurance company general account (as such term is defined in PTE 95-60 (issued July 12, 1995) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the National Association of Insurance Commissioners) (the "NAIC Annual Statement")) for the general account contract(s) held by or on behalf of any employee benefit plan, together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account, do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Certificate Purchaser's state of domicile.

    (e) Securities Act. Neither such Certificate Purchaser nor any Person authorized by such Certificate Purchaser to act on its behalf has offered or sold any interest in the Trust Estate, the Charter Trust, the Investment Trust or the Certificates, or in any similar security relating to the Drillship, or in any security the offering of which for the purposes of the Securities Act would be deemed to be part of the same offering as the offering thereof, or solicited any offer to acquire any of the same from, any Person other than the parties hereto, and neither such Certificate Purchaser nor any Person authorized by such Certificate Purchaser to act on its behalf will take any action which would subject the issuance or sale of any interest in the Trust Estate, the Charter Trust, Investment Trust or the Certificates or in any similar security relating to the Drillship to the provisions of Section 5 of the Securities Act or require the qualification of any Transaction Document under the Trust Indenture Act of 1939, as amended.

    (f) Litigation. To such Certificate Purchaser's Actual Knowledge, there is no action or proceeding pending or threatened to which the Charter Trustee, the Trust Estate or the Investment Trust is or will be a party before any court or arbitrator or Government Authority that, if adversely determined, would reasonably be expected to have a material adverse effect on the property, operations or financial condition of the Charter Trustee or the Investment Trust.

    (g) No Other Documents. Such Certificate Purchaser has not authorized, or voted to authorize, the Charter Trustee or the Investment Trust to execute any document, agreement or instrument other than the Transaction Documents to which either the Charter Trustee or the Investment Trust is or will be a party.

    SECTION 5.5 Representations and Warranties of the Trustees. Each of the Trustees in their respective individual capacities (and where indicated, as trustee) represents and warrants, severally and not jointly, to each of the other Participants as of the date hereof as follows:

    (a) Due Organization, etc. It is a banking corporation or a Federal savings bank (as applicable), duly organized, validly existing and in good standing under the laws of the state of its incorporation or the United States (as applicable), has full corporate power and authority to enter into and perform its obligations under the Transaction Documents to which it (individually or as trustee, as the case may be) is or will be a party and each other agreement, instrument and document to be executed and delivered by it (individually or as trustee, as the case may be) in connection with, or as contemplated by, each such Transaction Document to which it is or will be a party.

    (b) Authorization; No Conflict. The execution, delivery and performance by it of each Transaction Document to which it (individually or as trustee, as the case may be) is or will be a party (i) is within its powers; (ii) has been duly authorized by all necessary action; (iii) requires no Government Action by, or filing with, any Government Authority;
(iv) does not contravene, or constitute a default under, any Applicable Law or its organizational documents, or of any material agreement, judgment, injunction, order, decree or other instrument binding upon it (individually or as trustee); and (v) does not result in the creation, imposition or violation of any Lien on any of its assets (individually or as trustee).

    (c) Enforceability, etc. Each Transaction Document to which it is or will be a party (individually or as trustee, as the case may be) has been, or on or before the Closing Date or the Delivery Date on which such Transaction Document is to be signed will be, duly executed and delivered by it and each such Transaction Document to which it is a party constitutes, or upon execution and delivery will constitute, assuming the due authorization, execution and delivery hereof and thereof by the other parties hereto and thereto, a legal, valid and binding obligation enforceable against it in accordance with the terms thereof, except as such enforceability may be limited or denied by (i) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights and the enforcement of debtors' obligations generally, and (ii) general principles of equity, regardless of whether enforcement is pursuant to a proceeding in equity or at law.

    (d) Litigation. There is no action, suit or proceeding pending or, to its knowledge (individually or as trustee, as the case may be) threatened to which it (individually or as trustee), or, in the case of the Investment Trustee, the Investment Trust is or will be a party, before any court or arbitrator or any Government Authority that, if adversely determined, would reasonably be expected to materially and adversely affect the ability of it (individually or as trustee, as the case may be), or, in the case of the Investment Trustee, the Investment Trust to perform their respective obligations under each of the Transaction Documents to which it (individually or as trustee, as the case may be), or, in the case of the Investment Trustee, the Investment Trust is or is to be a party.

    (e) Assignment. It has not assigned or transferred any of its right, title or interest in or under the Charter, the Drillship or the Collateral, except as expressly contemplated by the Transaction Documents.

    (f) Securities Act. Neither it (individually or as trustee) nor any Person authorized by it (individually or as trustee) to act on its behalf has offered or sold any interest in the Trust Estate, the Investment Trust or the Certificates, or in any similar security relating to the Drillship, or in any security the offering of which for the purposes of the Securities Act would be deemed to be part of the same offering as the offering thereof, or solicited any offer to acquire any of the same from, any Person other than the parties hereto, and neither it (individually or as trustee) nor any Person authorized by it (individually or as trustee) to act on its behalf will take any action which would subject the issuance or sale of any interest in the Trust Estate, the Investment Trust or the Certificates to the provisions of Section 5 of the Securities Act or require the qualification of any Transaction Document under the Trust Indenture Act of 1939, as amended.

    (g) Chief Place of Business. The Charter Trustee's chief place of business and the office where the documents, accounts and records relating to the Drillship and the transactions contemplated by this Agreement and the other Transaction Documents are and will be kept is located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001. The Investment Trustee's chief place of business, chief executive office and the office where the documents, accounts and records relating to the Drillship and the transactions contemplated by this Agreement and the other Transaction Documents are and will be kept is located at 3773 Howard Hughes Parkway, Suite 300 North, Las Vegas, Nevada 89109.

    (h) No Other Documents. The Charter Trustee has not executed, and the Investment Trustee has not authorized, or voted to authorize, the Investment Trust to execute, any document, agreement or instrument other than the Transaction Documents to which either the Charter Trustee or the Investment Trust is or will be a party.


                                 SECTION 6

                     CERTAIN COVENANTS AND AGREEMENTS

    SECTION 6.1 Covenants of Deepwater.

    (a) No Other Business. From the date hereof to the expiration or termination of the Charter Term, Deepwater shall not (i) engage in any business other than as expressly contemplated by the Transaction Documents, the Head Lease Documents (if any), the Drilling Contracts, the Rig Sharing Agreement or the Services Agreements; (ii) become a party to any agreement other than this Agreement, the other Transaction Documents, the Drilling Contracts, the Rig Sharing Agreement, the Drilling Contract Guaranties, the Services Agreements, the Construction Contract, the Construction Documents, the Head Lease Documents (if any), and any other agreements incidental to the performance of its obligations hereunder or thereunder; (iii) amend, modify or supplement the Drilling Contracts, the Rig Sharing Agreement, the Drilling Contract Guaranties, or the Services Agreements in any manner that would have an adverse effect on the rights or interests of the Charter Trustee, the Investment Trust or the Certificate Purchasers without the prior written consent of the Majority Certificate Purchasers; (iv) make any distributions to its Members so long as an Event of Loss has occurred or a Material Default or Event of Default has occurred and is continuing; or
(v) incur any Indebtedness other than Permitted Indebtedness. Deepwater shall provide the Charter Trustee with substantially final drafts of any amendments, modifications or supplements to the Drilling Contracts, the Rig Sharing Agreement, the Drilling Contract Guaranties or the Services Agreements at least ten (10) Business Days prior to the effectiveness of such amendments, modifications or supplements.

    (b) No Profit-Sharing. From the date hereof to the expiration or termination of the Charter Term, Deepwater shall not enter into any partnership, profit-sharing or royalty arrangement or other similar arrangement whereby Deepwater's income or profits are, or might be, shared with any other Person, or enter into any management contract or similar arrangement whereby its business or operations are managed by any other Person, in each case other than as provided in the Transaction Documents, the Head Lease Documents, the LLC Agreement, the Drilling Contracts, the Rig Sharing Agreement, the Services Agreements or any other agreement incidental to the performance of its obligations under the Transaction Documents; provided that, notwithstanding the foregoing, this Section 6.1(b) shall not prohibit profit-sharing arrangements made pursuant to a Plan maintained by Deepwater in accordance with Section 6.1(o).

    (c) No Merger. Deepwater shall not, from the date hereof to the expiration or termination of the Charter Term, merge with any other entity or sell all or substantially all of its assets.

    (d) No Subsidiaries. Deepwater shall not, from the date hereof to the expiration or termination of the Charter Term, form, or cause to be formed, or own any interest in, any Subsidiaries.

    (e) No Abandonment. Deepwater shall not, from the date hereof to the expiration or termination of the Charter Term, abandon or agree to abandon the Drillship other than a tender of an abandonment to an insurer in connection with obtaining payment from such insurer for an Event of Loss.

    (f) Corporate Existence, Etc. Deepwater shall, from the date hereof to the expiration or termination of the Charter Term, do or cause to be done, in all material respects, all things necessary to preserve and keep in full force and effect its rights and powers and franchises as a limited liability company and its power and authority to perform its obligations under the Transaction Documents, the Drilling Contracts and the Rig Sharing Agreement, including any necessary qualification or licensing in any foreign jurisdiction.

    (g) Compliance With Laws. Deepwater shall, from the date hereof to the expiration or termination of the Charter Term, comply in all material respects with all Applicable Laws with respect to the conduct of its business and the ownership of its properties except in connection with a Permitted Contest.

    (h) Change of Name or Location. Deepwater shall, from the date hereof to the expiration or termination of the Charter Term, furnish to the Charter Trustee and each Certificate Purchaser notice before any relocation of its chief executive officer, principal place of business or the office where it keeps its records concerning its accounts or change of its name, identity or limited liability structure.

    (i) No Disposition of the Drillship. Deepwater shall, from the date hereof to the expiration or termination of the Charter Term, not sell, contract to sell, assign, transfer, convey or otherwise dispose of or permit to be sold, assigned, leased, transferred, conveyed or otherwise disposed of the Drillship or any part thereof except as otherwise contemplated by the Transaction Documents.

    (j) Brokers Fees. Deepwater shall hold the Charter Trustee, the Investment Trust and each Certificate Purchaser harmless from and against any claim, demand or liability for any brokers, finders, or placement fees or commissions incurred as a result of any action by Deepwater in connection with the transactions contemplated by the Transaction Documents, except for any such fee or commission included in Construction Costs; provided, that the covenant contained in this Section 6.1(j) shall not apply to any claim, demand or liability for any brokers, finders or placement fees or commissions: (i) due and payable to Bank of America in connection with the transactions contemplated by the Transaction Documents;
(ii) due and payable to any broker engaged by the Trustees, Investment Trust, Certificate Purchasers or Affiliate thereof; or (iii) due and payable to any broker retained after Deepwater's election of the Return Option pursuant to Section 20.3 of the Master Charter.

    (k) Notice of Material Default, Event of Default or Environmental Claim; Other Certificates. If a Responsible Officer of Deepwater has Actual Knowledge of a Material Default, Event of Default or Environmental Claim with respect to the Drillship (to the extent that Deepwater reasonably expects the cost to remediate or liability to be incurred with respect to all such Environmental Claims then outstanding to exceed $2,000,000 individually or in the aggregate), Deepwater shall promptly give notice thereof to each other party to this Agreement.

    Deepwater shall, upon the request of the Charter Trustee, (i) advise the Charter Trustee in writing in reasonable detail of its response to any Environmental Claim with respect to the Drillship and (ii) provide to the Charter Trustee prompt notice of the date and location of the next scheduled dry-docking, if any, of the Drillship prior to such date.

    If a default occurs and is continuing with respect to Deepwater's obligations under any Permitted Indebtedness of the type specified in clause (iii) of the definition of Permitted Indebtedness, Deepwater shall notify the Trustees of such default promptly after Deepwater obtains Actual Knowledge of such default and, upon receiving such notice, either of the Trustees may cure such default at Deepwater's expense.

    Deepwater shall furnish to the Charter Trustee and the Investment Trust (with copies for the Certificate Purchasers) within ninety (90) days after each anniversary of the Delivery Date, the annual confirmation of classification of the Drillship issued by the Classification Society, and at any other time upon the request of the Charter Trustee, copies of all certificates issued by the U.S. Coast Guard or the Classification Society with respect to the Drillship.

    (l) Documentation of Drillship and Ship Mortgage. Deepwater shall obtain a Permanent Patente from the Panamanian authorities and shall cause the Drillship to be duly permanently documented and the Ship Mortgage to be duly permanently recorded under the laws of Panama at least ten (10) Business Days before the end of six (6) months following the issuance of the Provisional Patente. In the event that a successor trustee to the Charter Trustee shall have been appointed pursuant to Section 5.10 of the Charter Trust Agreement and Section 12.18, or the Charter Trustee shall merge or consolidate with any Person in accordance with Section 5.12 of the Charter Trust Agreement and Section 12.18, Deepwater, at its sole expense, shall cause the Drillship to be provisionally documented (if the Head Lease Transaction has not been entered into) and the Ship Mortgage to be provisionally recorded under the laws of Panama in the name of any successor trustee within fifteen (15) Business Days of the receipt of written notice of any such appointment, merger or consolidation; provided that Deepwater shall not be deemed to be in violation of the covenant contained in this sentence to the extent that any delay in procuring such provisional documentation or recordation results from the failure of any of the Participants to execute any necessary documents or instruments promptly upon receipt from Deepwater or to take any other action necessary to effectuate such documentation or recording promptly upon request by Deepwater. Deepwater, at its sole expense, shall thereafter cause the Drillship to be duly permanently documented (if the Head Lease Transaction has not been entered into) and the Ship Mortgage to be duly permanently recorded at least 10 Business Days prior to the end of the six (6) months following the issuance of the provisional documentation.

    (m) Financial Statements. Deepwater shall, from the date hereof to the expiration or termination of the Charter Term, provide to the Charter Trustee and each Certificate Purchaser financial statements as follows:

         (i) for each fiscal year ended on and after December 31, 1999, within 90 days after the end of such fiscal year, annual financial statements including a statement of earnings, a statement of cash flows and a balance sheet of Deepwater for the fiscal year then ended prepared in conformity with GAAP, consistently applied, and audited by its independent outside auditors;

         (ii) for each fiscal quarter of Deepwater, within 45 days after the end of such fiscal quarter, unaudited financial statements, including a statement of earnings, a statement of cash flows and a balance sheet of Deepwater for the fiscal quarter then ended prepared in conformity with GAAP, consistently applied; and

         (iii) together with the financial statements required to be delivered under clauses (i) and (ii) above, a certificate from a member's representative of Deepwater certifying that no Material Default or Event of Default has occurred and is then continuing.

    (n) Subordinated Operating Expenses. Deepwater shall, from the date hereof to the expiration or termination of the Charter Term, maintain the Services Agreements in effect and shall ensure that to the extent that Operation and Maintenance Expenses incurred during each Return Period of the Charter Term (or portion thereof) exceed the total Unsubordinated Operating Expense Amount for such period, such expenses shall be payable by Deepwater under the Services Agreements as Subordinated Operating Expenses. In the event that on any Charter Hire Payment Date there are insufficient funds in the Operating Account to pay all Subordinated Operating Expenses then due and payable in accordance with Section 3.4(b) of the Depository Agreement, Deepwater shall be entitled to issue Subordinated Debt to the Person to whom such Subordinated Operating Expenses are due in the amount of such shortfall.

    (o) Plans. Deepwater shall not, from the date hereof to the expiration or termination of the Charter Term, maintain any Plan for the benefit of its employees; provided, however, that, notwithstanding the foregoing, Deepwater may adopt one or more Plans for the benefit of its employees which are, in the aggregate, comparable to the Plans maintained by other employers engaged in the same or similar industry. With respect to any such Plan adopted by Deepwater:

         (i) such Plan shall be operated and administered by Deepwater in compliance with its terms and with the requirements of any and all Applicable Laws, in all material respects;

         (ii) no material liability pursuant to Titles I or IV of ERISA or the penalty or excise tax provisions of the Code shall be incurred; and

         (iii) no lien pursuant to Titles I or IV of ERISA or Section 412 of the Code shall be imposed on any of the rights, properties or assets of Deepwater.

    (p) Y2K Compliance. Deepwater shall use its best efforts to cause the computer programs used as part of the OFE, when used in accordance with the pertinent user documentation and when the input to them is formatted in accordance with such documentation, to comply with the following: (i) such programs shall accurately and completely process (including but not limited to calculation, comparison and sequencing, and including without limitation leap year calculations) date-related data for dates prior to the year 2000, date-related data for dates after the year 1999, and date-related data for dates both before the year 2000 and after the year 1999; and (ii) such programs shall not, as a consequence of the change of centuries or the fact that data from more than one century is being processed, cause an abnormal termination of execution, an endless loop, incorrect values or invalid results, or otherwise fail to perform accurately and completely those functions set forth in such user documentation. All date-related data generated by or embodied in such programs shall include an indication of century.

    (q) Punch List. Deepwater shall deliver a punch list to the Charter Trustee within a reasonable period of time after the Delivery Date and use reasonable good faith efforts to complete (or cause to be completed) the items on the punch list in all material respects as soon as commercially reasonable.

    SECTION 6.2 Certain Covenants of the Charter Trustee, the Investment Trustee and the Investment Trust. Each of the Charter Trustee, the Investment Trustee and the Investment Trust, severally and not jointly, covenants as follows:

    (a) Maintenance of Existence. The Investment Trust shall maintain its existence as a Delaware business trust and its qualification to do business in each jurisdiction in which the failure to have such a qualification may have a material adverse effect on the performance of its obligations under the Transaction Documents. The Charter Trustee and the Investment Trustee shall each maintain its existence and its qualification to do business in each jurisdiction in which the failure to have such qualification may have a material adverse effect on the performance of its obligations under the Transaction Documents.

    (b) Indebtedness; Other Business. Neither the Investment Trust nor the Trustees shall contract for, create, incur or assume any Indebtedness, or enter into any business or other activity, other than pursuant to, or as contemplated by, the Transaction Documents and the Head Lease Documents.

    (c) Change of Chief Place of Business. Each of the Trustees in their respective individual capacities shall give prompt notice to Deepwater if any of the Investment Trust's or Trustees' chief place of business or chief executive office or the office where the records concerning the accounts or contract rights relating to the Drillship are kept, shall cease to be located at the address set forth in Section 12.3.

    (d) No Voluntary Bankruptcy by Investment Trust. The Investment Trust shall not (i) commence any case, proceeding or other action under any existing or future law, relating to bankruptcy, insolvency, reorganization, arrangement, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, (ii) seek appointment of a receiver, trustee, custodian or other similar official for them or for all or any substantial part of its assets or property or (iii) take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in this Section 6.2.

    (e) No Voluntary Bankruptcy by Charter Trustee. The Charter Trustee, in its individual capacity or as trustee, shall not (i) commence any case, proceeding or other action under any existing or future law, relating to bankruptcy, insolvency, reorganization, arrangement, winding-up, liquidation, dissolution, composition or other relief with respect to it, its debts, (ii) seek appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets or property or (iii) take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in this Section 6.2.

    (f) No Voluntary Bankruptcy by Investment Trustee. The Investment Trustee, in its individual capacity or as trustee, shall not (i) commence any case, proceeding or other action under any existing or future law, relating to bankruptcy, insolvency, reorganization, arrangement, winding-up, liquidation, dissolution, composition or other relief with respect to it, its debts, the Investment Trust or the Investment Trust's debts, (ii) seek appointment of a receiver, trustee, custodian or other similar official for all or any substantial part of its or the Investment Trust's assets or property or (iii) take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in this Section 6.2.

    (g) No Sale of Drillship. Neither the Trustees nor the Investment Trust shall transfer all or any of its interest in the Drillship or the Transaction Documents except as expressly permitted in the Transaction Documents.

    (h) Trust Agreements. Without prejudice to any right of either of the Trustees under the Trust Agreements to resign as trustee, or the right of the Certificate Purchasers under the Trust Agreements to remove either of the Trustees as trustee, and in each case subject to the terms of the Transaction Documents, neither the Trustees nor the Investment Trust shall
(i) terminate or revoke the trusts created by the Trust Agreements before the later of the expiration or termination of the Charter or the payment in full of the obligations under the Certificates, (ii) amend, modify, supplement, terminate or revoke or otherwise modify any provision of any Transaction Document (other than the Ship Mortgage) or any Head Lease Document in any manner that would have an adverse effect on the rights or interests of Deepwater without the prior written consent of Deepwater, or
(iii) amend, modify or supplement the Ship Mortgage without Deepwater's prior written consent.

    (i) Liens. Neither Trustee (in its individual capacity or as trustee) shall create or suffer to exist (and shall discharge promptly) any Trust Lien; provided, however, that such Trustee shall not be required to remove a Trust Lien if it is being contested pursuant to a Permitted Contest and is bonded to the satisfaction of Deepwater.

    (j) Change of Jurisdiction of the Trustees. Neither Trustee (in its individual capacity) shall (i) without sixty (60) days' prior written notice to Deepwater and the Participants, change its jurisdiction of incorporation or organization (individually or as trustee) or (ii) change the jurisdiction of the Investment Trust or the trust created by the Charter Trust Agreement, in any case, without the consent of Deepwater and the Documentation Agent.

    (k) Quiet Enjoyment. So long as no Charter Event of Default shall have occurred and be continuing and Deepwater shall have received no notice thereof, neither the Investment Trustee (in its individual and trustee capacities) nor the Investment Trust shall take any action to interfere with or otherwise disturb Deepwater's, its agents' or its permitted subcharterers' full use and possession of the Drillship or do or cause to be done any act which would deprive Deepwater, its agents, or its permitted subcharterers of the full use and possession of the Drillship on the terms provided for in the Transaction Documents.

    (i) Notices. The Charter Trustee shall deliver a copy of any notices, financial statements or any other documents, received by the Charter Trustee from Deepwater, any guarantor under the R&B Falcon Guaranty or Conoco Guaranty or any Drilling Party, to each Certificate Purchaser at its address set forth in Schedule 5.

    SECTION 6.3 Covenants of the Certificate Purchasers.

    Each Certificate Purchaser, individually and not jointly, covenants as follows:

    (a) Trust Agreements. Without prejudice to any right of the Trustees under the Trust Agreements to resign as Trustees, or the right of the Certificate Purchasers under the Trust Agreements to remove the Trustees, and in each case subject to the terms of the Transaction Documents, such Certificate Purchaser hereby agrees with Deepwater (i) not to terminate or revoke the trusts created by the Trust Agreements before the later of the expiration or termination of the Charter Term or the payment in full of the obligations under the Certificates, and (ii) not to amend, modify, supplement, terminate or revoke or otherwise modify any provision of any Transaction Document or any Head Lease Document in any manner that would have an adverse effect on the rights or interests of Deepwater without the prior written consent of Deepwater; provided, however, that the consent requirement contained in clause (ii) of this Section 6.3(a) shall only apply to amendments, supplements revocations or other modifications which can be made legally effective without Deepwater's execution.

    (b) Compliance by Charter Trustee and Investment Trust. Subject to the terms of Section 12.13, each of the Certificate Purchasers agrees that it shall not instruct, or vote to instruct, the Charter Trustee or the Investment Trust to take any action inconsistent with, contrary to or in violation of the Transaction Documents or the Charter Trustee's or the Investment Trust's obligations thereunder, and each of the Certificate Purchasers agrees that it shall instruct, or vote to instruct, the Investment Trust and the Charter Trustee to take any affirmative action necessary to satisfy the Investment Trust's and the Charter Trustee's obligations under the Drilling Consent (including any obligation to enter into an assumption agreement, replacement drilling contracts or similar arrangement and with respect to a Non-Defaulting Drilling Party, the Cross-Default cure provision and the assignment of rights and interests upon election and satisfaction of the Purchase Option, all in accordance with the terms of the Drilling Consent).

    (c) Each of the Certificate Purchasers agrees that it shall not create or suffer to exist (and shall discharge promptly) any Certificate Purchaser Lien attributable to it; provided, however, that no Certificate Purchaser shall be required to remove a Certificate Purchaser Lien attributable to it if it is being contested pursuant to a Permitted Contest and is bonded to the satisfaction of Deepwater.

    (d) No Voluntary Bankruptcy. Each of the Certificate Purchasers agrees that it shall not (i) commence any case, proceeding or other action under any existing or future law, relating to bankruptcy, insolvency, reorganization, arrangement, winding-up, liquidation, dissolution, composition or other relief with respect to the Charter Trustee's or Investment Trust's debts, or (ii) seek appointment of a receiver, trustee, custodian or other similar official for the Charter Trustee or the Investment Trust or for all or any substantial part of either or both of their assets or property and each of the Certificate Purchasers shall not take any action in furtherance of, or indicating its consent to, approval of, any of the acts set forth in this Section 6.3(d).

    (e) Quiet Enjoyment. Each of the Certificate Purchasers agrees that so long as no Charter Event of Default shall have occurred and be continuing and Deepwater shall have received no notice thereof, such Certificate Purchaser shall not take any action to interfere with or otherwise disturb Deepwater's, its agents' or its permitted subcharterers' full use and possession of the Drillship or do or cause to be done any act which would deprive Deepwater, its agents, or its permitted subcharterers of the full use and possession of the Drillship on the terms provided for in the Transaction Documents.

    SECTION 6.4 Covenants of the Members. As the sole obligation of the Members under this Agreement, each of the Members, severally and not jointly, covenants as follows:

    (a) Bankruptcy. Such Member agrees that it shall not (i) commence any case, proceeding or other action under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, arrangement, winding-up, liquidation, dissolution, composition or other relief with respect to Deepwater or its debts; (ii) seek appointment of a receiver, trustee, custodian or other similar official for Deepwater or for all or any substantial part of its property; or (iii) vote its interest as a member of Deepwater to, or to otherwise, cause Deepwater to file a voluntary petition in bankruptcy or an answer seeking reorganization in a proceeding under any bankruptcy, insolvency or similar laws or an answer admitting the material obligations of a petition filed against Deepwater in any such proceeding.

    (b) No Amendment to LLC Agreement. Other than in connection with a transfer of an ownership interest permitted by Section 6.4(c) or a transaction permitted by Section 6.1(c), such Member agrees that it will not amend the LLC Agreement as in effect on the Closing Date, in a manner that has an adverse effect on the rights or interests of the Trustees, the Investment Trust, the Certificate Purchasers, or their respective rights under the Transaction Documents or the obligations of Deepwater thereunder, in each case, without the prior written consent of the Charter Trustee, such consent not to be unreasonably withheld.

    (c) Maintenance of Membership Interests. Such Member agrees that it shall not sell, assign or transfer any of its interest in Deepwater if the result of such sale, assignment or transfer is to cause the aggregate membership interests in Deepwater of such Member and its Affiliates to be less than 40% of all of the Membership interests in Deepwater.

    (d) Compliance by Deepwater. Subject to the terms of Section 12.13, such Member agrees that it shall not instruct Deepwater to take any action inconsistent with, contrary to or in violation of the Transaction Documents or Deepwater's obligations thereunder.

    SECTION 6.5 Hedging Agreements. At any time after the Delivery Date, if Deepwater has arranged for one or more interest rate swaps in an aggregate notional principal amount of up to $195,000,000 in substantially the form of Exhibit S-1 hereto (the "Hedging Agreements") to be entered into by one or more Hedging Agreement Counterparties, then upon the written request from Deepwater the Charter Trustee shall enter into such Hedging Agreements and, concurrently therewith, Deepwater and the Charter Trustee shall enter into one or more matching interest rate swaps in substantially the form of Exhibit S-2 hereto (the "Deepwater Hedging Agreements"); provided that, at the time the Hedging Agreements are entered into, each of the Hedging Agreement Counterparties shall be a Certificate Purchaser or an Affiliate thereof and each of the Hedging Agreement Counterparties shall have executed acknowledgments to the Depository Agreement, the Charter Trustee Assignment and any other appropriate Transaction Document. The Charter Trustee is hereby instructed and agrees to deposit all amounts owed to Deepwater under the Deepwater Hedging Agreements (the "Deepwater Hedge Payments") and all amounts paid to the Charter Trustee under the Hedging Agreements (x) into the Trustee's Account pursuant to Section 2.10 or (y) with the Depository to be applied pursuant to the Depository Agreement, as applicable. All Deepwater Hedge Payments deposited pursuant to the preceding sentence shall satisfy, to the extent so deposited, the obligations of the Charter Trustee under the Deepwater Hedging Agreements. All payments made to the Hedging Agreement Counterparties of amounts owed to the Hedging Agreement Counterparties under the Hedging Agreements pursuant to the Depository Agreement shall satisfy the corresponding obligations of Deepwater under the Deepwater Hedging Agreements. If a Responsible Officer of Deepwater has Actual Knowledge of an Event of Default or Event of Loss, Deepwater shall promptly give notice thereof to each of the Hedging Agreement Counterparties. In addition, Deepwater shall provide to each of the Hedging Agreement Counterparties a copy of any notice of its election to exercise its Special Purchase Right under Section
16.4 of the Master Charter. The Charter Trustee shall provide to each of the Hedging Agreement Counterparties a copy of any notice given to Deepwater under Article XVI of the Master Charter.

    SECTION 6.6 [Intentionally Omitted]

    SECTION 6.7 Charter Extension Option. In the event that Deepwater elects the Charter Extension Option in accordance with Section 20.2 of the Master Charter, Deepwater may, in its sole discretion, elect to replace any Certificate Purchaser that does not submit an offer to extend or whose offer to extend is rejected by Deepwater by having a Replacement Certificate Purchaser purchase such non-consenting Certificate Purchaser's interest in accordance with this Agreement. Replacement of a Certificate Purchaser by a Replacement Certificate Purchaser shall be accomplished in accordance with Section 4.3 hereto.

    SECTION 6.8 Excessive Use Indemnity. In the event that (a) Deepwater elects the Return Option and (b) after paying to the Charter Trustee all amounts due under Section 20.3 of the Master Charter, including Net Sales Proceeds and the Residual Guaranty Amount, the Charter Trustee has not received sufficient funds to reduce the Certificate Purchaser Balance (excluding any Purchasing Party Amount) to zero, then Deepwater shall deliver a report from an independent appraiser acceptable to the Required Certificate Purchasers establishing whether or not the decline in the fair market value of the Drillship from the anticipated fair market value of the Drillship as of the Scheduled Charter Expiration Date in the Appraiser's report delivered pursuant to Section 3.2(f) was due to wear and tear on the Drillship in excess of ordinary wear and tear. Deepwater shall pay to the Charter Trustee promptly after receipt of such report an amount equal to the amount, if any, of the decline in the fair market value of the Drillship that the appraiser has attributed to such excess wear and tear; provided, however, that the amount owed by Deepwater pursuant to this
Section 6.8 shall in no event exceed the amount of funds necessary to reduce the Certificate Purchaser Balance (excluding any Purchasing Party Amount) to zero and to pay all accrued and unpaid Certificate Return after Deepwater's payment of all amounts due under Section 20.3 of the Master Charter. The appraiser's determination shall be absolute and final and not contested by any of the parties hereto, absent manifest error.

    SECTION 6.9 Letter of Credit. R&B Falcon covenants that, at all times from the Closing Date until the twentieth (20th) Business Day following the last day of the Charter Term, it shall maintain a Letter of Credit in favor of the Charter Trustee (on behalf of the Certificate Purchasers) to secure the obligations of Deepwater under the R&B Falcon Charter in an aggregate stated amount not less than $50 million minus any amounts then held in the Letter of Credit Collateral Account or which have been transferred from such Letter of Credit Collateral Account to the Event of Loss Proceeds Account or the Termination Proceeds Account in accordance with the terms of the Depository Agreement.

    In the event the issuer of any Letter of Credit ceases to be a Qualified Bank, R&B Falcon shall not be deemed in violation of the covenant contained in this Section if it obtains a Letter of Credit (otherwise meeting the requirements of this Section) from a Qualified Bank within thirty (30) days of a Responsible Officer of R&B Falcon having Actual Knowledge of such event at which time the prior Letter of Credit shall be cancelled and surrendered by the Charter Trustee to R&B Falcon.

    Each Letter of Credit used to satisfy the obligations of R&B Falcon under this Section shall be drawable where a demand shall have been made under the R&B Falcon Guaranty or the R&B Falcon Drilling Contract Guaranty, which demand shall not have been satisfied within five (5) Business Days of the receipt thereof (the "Drawing Condition").

    If any such Letter of Credit shall be drawable pursuant to the terms of the preceding paragraph, the Certificate Purchasers hereby authorize and require the Charter Trustee to, and the Charter Trustee shall immediately, draw on such Letter of Credit and remit the proceeds thereof to the Depository for deposit into the Letter of Credit Collateral Account.


                                 SECTION 7

                            CERTAIN PROCEDURES

    SECTION 7.1 Illegality. If after the date of this Agreement the adoption of any Applicable Law, or any change in any Applicable Law, or in the interpretation or administration by any central bank or other Government Authority of any Applicable Law, has made it unlawful, or it is asserted by any central bank or other Government Authority that it is unlawful, for any Certificate Purchaser or its Applicable Office to make Base Rate Advances (an "Illegality Event") then, on written notice thereof by such Certificate Purchaser to Deepwater and the Charter Trustee, any obligation of such Certificate Purchaser to make Base Rate Advances shall be suspended to the extent necessary to comply with any such Applicable Law until such Certificate Purchaser notifies the Charter Trustee and Deepwater that such Illegality Event no longer exists.

    If an Illegality Event occurs, upon written notice of such Illegality Event from the affected Certificate Purchaser to Deepwater (with a copy to the Charter Trustee), all Base Rate Advances of that Certificate Purchaser then outstanding shall automatically be converted to an Alternate Rate Advance, either on the last day of the Return Period thereof, if the Certificate Purchaser may lawfully continue to maintain such Base Rate Advances to such day, or immediately, if the Certificate Purchaser may not lawfully continue to maintain such Base Rate Advance.

    If the obligation of any Certificate Purchaser to make or maintain Base Rate Advances has been terminated or suspended in accordance with this
Section 7.1, Deepwater may elect, by giving notice to such Certificate Purchaser through the Charter Trustee or the Investment Trust that all Advances which would otherwise be made by such Certificate Purchaser as Base Rate Advances shall be made instead as Alternate Rate Advances.

    Before giving any notice to Deepwater, the Charter Trustee or the Investment Trust under this Section 7.1, the affected Certificate Purchaser shall designate a different Applicable Office with respect to its Base Rate Advances if such designation will avoid or cure the Illegality Event and will not, in the judgment of the Certificate Purchaser, be illegal or otherwise disadvantageous to the Certificate Purchaser.

    SECTION 7.2 Increased Costs and Reduction of Return. (a) If due to either (i) the adoption of or any change in or in the interpretation by any Government Authority of any law or regulation or (ii) the compliance by any Certificate Purchaser with any guideline or request from any central bank or other Government Authority (whether or not having the force of law), any Certificate Purchaser becomes subject to any Tax, duty or other charge (other than Taxes for which indemnification is provided under Section 10.4) such that there shall be any increase in the cost to any Certificate Purchaser of agreeing to make or making, funding or maintaining any Base Rate Advances, then, subject to Section 7.6, Deepwater shall be liable for, and shall from time to time, upon written demand from such Certificate Purchaser (with a copy of such demand to be sent to the Charter Trustee), pay to the Charter Trustee for the account of such Certificate Purchaser, additional amounts equal to the amount of such increased costs.

    (b) If (i) the adoption of any Applicable Law relating to the adequacy of the Certificate Purchaser's capital, (ii) any change in any such Applicable Law, (iii) any change in the interpretation or administration of any such Applicable Law by any central bank or other Government Authority charged with the interpretation or administration thereof, or
(iv) compliance by the Certificate Purchaser (or its Applicable Office) or any corporation controlling the Certificate Purchaser with any such Applicable Law, affects or would affect the amount of capital required or expected to be maintained by the Certificate Purchaser or any corporation controlling the Certificate Purchaser such that the return on capital of such Certificate Purchaser is reduced as a consequence of such Certificate Purchaser's Commitment or obligations under this Agreement to a level below that which such Certificate Purchaser could have achieved but for such adoption or change (taking into consideration such Certificate Purchaser's or such corporation's policies with respect to capital adequacy and such Certificate Purchaser's reasonably expected return on capital), then upon written notice from such Certificate Purchaser to Deepwater (with a copy to the Charter Trustee) Deepwater shall, subject to Section 7.6, pay to the Certificate Purchaser additional amounts sufficient to compensate the Certificate Purchaser for such reduction in return.

    (c) A Certificate Purchaser affected by a change as described in subparagraphs (a) or (b) shall, pursuant to Section 7.6, deliver to Deepwater and the Charter Trustee as promptly as practicable a certificate setting forth in reasonable detail the amount actually imposed or assessed on payments made under the Certificates in the case of the occurrence of an event described in Section 7.2(a) or (b), setting forth in reasonable detail such increased amounts or the amount required to compensate such Certificate Purchaser for such reduced return and the basis for the determination of such amounts.

    SECTION 7.3 Funding Losses.  Deepwater shall reimburse each
Certificate Purchaser and hold each Certificate Purchaser harmless from any direct loss or expense (as opposed to consequential loss or expense) which the Certificate Purchaser may sustain or incur as a consequence of: (a) the failure of Deepwater to make on a timely basis any payment which it is required to make under the Transaction Documents which is to be applied to the payment of principal of any Base Rate Advance; (b) the failure of Deepwater to accept the proceeds of any Advance; (c) the failure of Deepwater to accept, continue or convert the proceeds of an Advance paid to the Charter Trustee by a Certificate Purchaser after Deepwater has given (or is deemed to have given) an Advance Request; (d) the failure of Deepwater to make any payment which it is required to make under the Transaction Documents which is to be applied to the prepayment of an Advance in accordance with any notice delivered pursuant to this Agreement or any Transaction Document; (e) the prepayment or other payment (including after acceleration thereof) of a Base Rate Advance on a day that is not the last day of the relevant Return Period; (f) the sale or transfer of a Certificate pursuant to Sections 4.3, 7.7 or 9.4(a), or (g) the automatic conversion of any Base Rate Advance to an Alternate Rate Advance on a day that is not the last day of the relevant Return Period, including any such loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain its Base Rate Advances or from fees payable to terminate the deposits from which such funds were obtained. For purposes of calculating amounts payable by Deepwater to the Certificate Purchasers under this Section 7.3 and under Sections 2.4 and 2.8, each Base Rate Advance made by the Certificate Purchaser (and each related reserve, special deposit or similar requirements) shall be conclusively deemed to have been funded at the LIBOR used in determining the Certificate Return Rate for such Base Rate Advance by a matching deposit or other borrowing in the interbank Eurodollar market for a comparable amount and for a comparable period, whether or not such Base Rate Advance is in fact so funded.

    SECTION 7.4 Inability to Determine Rates. If the Charter Trustee or the Required Certificate Purchasers determine that for any reason adequate and reasonable means do not exist for determining the Base Rate for any requested Return Period with respect to a proposed Base Rate Advance by reason of any changes arising after the date of this Agreement affecting the interbank Eurodollar market, the Charter Trustee will promptly so notify Deepwater and each Certificate Purchaser. Thereafter, the obligation of the Certificate Purchasers to make or maintain Base Rate Advances hereunder shall be suspended until the Charter Trustee, upon the instruction of the Required Certificate Purchasers, revokes such notice in writing. Upon receipt of such notice, Deepwater may revoke any Advance Requests then submitted by it. If Deepwater does not revoke any such Advance Request, the Certificate Purchasers shall make, convert or continue the Advances, as proposed by Deepwater, in the amount specified in the applicable notice submitted by Deepwater, but such Advances shall be made, converted or continued as Alternate Rate Advances instead of Base Rate Advances.

    SECTION 7.5 Reserves on Base Rate Advances. If after the date hereof any Certificate Purchaser shall be required under regulations of the Federal Reserve Board or any other applicable Government Authority to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits (currently known as "Eurocurrency liabilities"), Deepwater shall pay to such Certificate Purchaser additional costs on the unpaid principal amount of each Base Rate Advance equal to the actual costs of such reserves maintained and allocated to such Advance by the Certificate Purchaser, payable on each date on which interest is payable on such Advance, provided Deepwater shall have received at least
15 days' prior written notice (with a copy to the Charter Trustee) of such additional Certificate Return from the Certificate Purchaser. If a Certificate Purchaser fails to give notice 15 days prior to the relevant Payment Date, such additional Certificate Return shall be payable 15 days from receipt of such notice.

    SECTION 7.6 Certificates of Certificate Purchasers. Any Certificate Purchaser claiming reimbursement or compensation under this Section 7 shall deliver to Deepwater (with a copy to the Charter Trustee) a certificate setting forth in reasonable detail the amount payable to the Certificate Purchaser hereunder and the basis for the determination of such amount and such certificate shall be conclusive and binding on Deepwater in the absence of manifest error. Deepwater shall not be obligated to compensate any Certificate Purchaser for any costs incurred more than 120 days before the date on which such Certificate Purchaser first notifies Deepwater of its intent to make such a claim or it notifies Deepwater of an event that entitles it to compensation.

    SECTION 7.7 Substitution of Certificate Purchasers; Change in Applicable Office; Prepayments. Upon the receipt by Deepwater from any Certificate Purchaser (an "Affected Certificate Purchaser") of a claim for compensation under Section 7.2, Deepwater may: (i) request the Affected Certificate Purchaser to use its commercially reasonable efforts to obtain a replacement bank or financial institution satisfactory to Deepwater (a "Substitute Certificate Purchaser") to acquire and assume all or a ratable part of all of such Affected Certificate Purchaser's Advances and Commitment so long as the Affected Certificate Purchaser is paid its Certificate Purchaser Amount, accrued and unpaid Certificate Return, any funding losses incurred by it pursuant to Section 7.3 as a result of the substitution and any other accrued and unpaid amount owed to it by Deepwater under the Transaction Documents; (ii) request one or more of the other Certificate Purchasers to acquire and assume all or part of such Affected Certificate Purchaser's Advances and Commitment; (iii) designate a Substitute Certificate Purchaser and require the Affected Certificate Purchaser to sell all of its interests in its Advances and Commitments to such Substitute Certificate Purchaser for an amount equal to its Certificate Purchaser Amount, accrued and unpaid Certificate Return, any funding losses incurred by it pursuant to Section 7.3 as a result of the substitution and all other accrued and unpaid amounts owed to it by Deepwater under the Transaction Documents; (iv) request the Affected Certificate Purchaser to designate a different Applicable Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not be illegal or otherwise disadvantageous to the Affected Certificate Purchaser; or (v) make payments to the Charter Trustee which are equal to the amounts necessary for the Charter Trustee to prepay all or a portion of the Certificate Purchaser Amount of the Affected Certificate Purchaser, together with accrued and unpaid Certificate Return attributable to the amount being prepaid and any funding losses incurred by the Affected Certificate Purchaser pursuant to Section 7.3 as a result of the prepayment. The Affected Certificate Purchaser shall take any commercially reasonable actions necessary to carry out a request or election made by Deepwater in accordance with this Section 7.7 at Deepwater's sole cost and expense. Any designation of a Substitute Certificate Purchaser under this Section 7.7 shall be subject to the prior written consent of the Charter Trustee which consent shall not be unreasonably withheld, delayed or conditioned.

    SECTION 7.8 Legal and Tax Representation. Deepwater acknowledges and agrees that none of the Trustees, the Investment Trust, the Agent or any Certificate Purchaser has made any representation or warranty concerning the tax, accounting or legal characteristics of the Charter or any of the other Transaction Documents, and that Deepwater has obtained and relied on such tax, accounting and legal advice regarding the Charter and the other Transaction Documents as its deems appropriate. Each of the Charter Trustee, Investment Trust and each Certificate Purchaser acknowledges and agrees that it has obtained and relied on the Transaction Documents and the various items delivered in connection therewith, and on such tax, accounting and legal advice regarding the Charter and the other Transaction Documents as it deems appropriate.

    SECTION 7.9 Failure of a Certificate Purchaser to Fund.  If an
Advance is to be made in accordance with the terms and conditions hereof and if the Charter Trustee determines that any Certificate Purchaser (each such Certificate Purchaser a "Defaulting Certificate Purchaser") will not make available all or a portion of its Commitment Percentage of such Advance (the "Defaulted Amount"), the Charter Trustee shall promptly so notify Deepwater and each other Certificate Purchaser (each, a "Non-Defaulting Certificate Purchaser") and shall specify the additional amounts required to be funded by each such Non-Defaulting Certificate Purchaser pursuant to this Section 7.9. Each such Non-Defaulting Certificate Purchaser as soon as practical after receipt of notice but not before the Advance Date, shall transfer to the Charter Trustee and the Investment Trust, as applicable, in immediately available funds, its pro rata share of the Defaulted Amount, determined in the same proportion that such Non-Defaulting Certificate Purchaser's Commitment bears to the aggregate Commitments of all such Non-Defaulting Certificate Purchasers; provided, that such amount, together with all amounts previously funded by each such Non-Defaulting Certificate Purchaser, shall not exceed such Non-Defaulting Certificate Purchaser's Commitment; provided, further, that any funds advanced to the Investment Trust by any Certificate Purchaser pursuant to this Section 7.9 shall be advanced to the Charter Trustee. If the Defaulted Amount cannot be fully funded by the Non-Defaulting Certificate Purchasers, the Charter Trustee shall so notify Deepwater and the Non-Defaulting Certificate Purchasers and give to all such Non-Defaulting Certificate Purchasers the opportunity to increase their respective Commitments by notice in writing to the Charter Trustee; provided, that should the aggregate proposed increased Commitments by one or more Non-Defaulting Certificate Purchasers exceed the Defaulted Amount, the Charter Trustee shall increase the Commitments of the participating Non-Defaulting Certificate Purchasers on a pro-rata basis in accordance with the respective amounts by which such Non-Defaulting Certificate Purchasers have offered to participate, it being understood that in no event shall the aggregate amount funded by any Certificate Purchaser exceed the amount of such Certificate Purchaser's Commitment after giving effect to any increase in such Commitment pursuant to this sentence. If the Non-Defaulting Certificate Purchasers do not increase their commitments by an amount sufficient to fund the entire Defaulted Amount, then Deepwater shall have the right to elect to fund any such shortfall and shall thereafter be deemed to be a Certificate Purchaser for all purposes of the Transaction Documents and shall be entitled to receive yield on the amount so funded in an amount equal to the applicable Certificate Return; provided, however, that Deepwater shall not be deemed to be a Certificate Purchaser for purposes of the definitions of "Required Certificate Purchasers" or "Majority Certificate Purchasers".

    In the event of any funding of all or a portion of the Defaulted Amount by the Non-Defaulting Certificate Purchasers, the following rules shall apply notwithstanding any other provision in any Transaction Document:

         (i) The Commitment of the Defaulting Certificate Purchaser shall be decreased in an amount equal to the total aggregate increase, if any, in the Commitments of the Non-Defaulting Certificate Purchasers pursuant to this Section 7.9 and the Commitment Percentages of the Certificate Purchasers shall be revised accordingly; provided, that nothing shall preclude any party from pursuing any rights or remedies it may have against the Defaulting Certificate Purchaser in connection with its failure to make an Advance;

         (ii)   [Intentionally Omitted];

         (iii) A Defaulting Certificate Purchaser shall not have the right to fund its Defaulted Amount without the written consent of Deepwater and then only to the extent such Defaulted Amount has not been funded by the Non-Defaulting Certificate Purchasers in a manner that resulted in a decrease in such Defaulting Certificate Purchaser's Commitment Percentage;

         (iv) If and to the extent that the Defaulted Amount is not funded in full by the Non-Defaulting Certificate Purchasers, the Charter Trustee, after providing written notice thereof to Deepwater, may delete funds from the Advance Request so that the total Advance specified in the Advance Request equals the aggregate revised fundings for the Advance Date and shall so notify all Certificate Purchasers thereof; and

         (v) The Non-Defaulting Certificate Purchasers shall not be responsible for any damages suffered by Deepwater or any of Deepwater's Affiliates as a result of the Defaulting Certificate Purchaser's failure to so fund. The Defaulting Certificate Purchasers shall not be responsible for any consequential or special damages suffered by Deepwater or any of Deepwater's Affiliates as a result of its failure to fund.


                                 SECTION 8

                        PAYMENT OF CERTAIN EXPENSES

    SECTION 8.1 Transaction Expenses. If the transactions contemplated by this Agreement to occur on the Closing Date are consummated, Deepwater shall pay promptly all Transaction Expenses incurred in connection with the negotiation, execution and delivery of this Agreement and the other Transaction Documents on the Closing Date and the consummation of the other transactions contemplated hereby and thereby to occur on (or in connection with) the Closing Date or Delivery Date as and when they become due. Deepwater may pay any such Transaction Expenses out of the proceeds of Advances made available to Deepwater in accordance with Section 2. Any Transaction Expenses submitted to Deepwater which were not paid on the Closing Date shall be paid by Deepwater promptly after receipt of an invoice therefor.

    SECTION 8.2 Transaction Expenses if Closing does not Occur. If the transactions contemplated by this Agreement to occur on the Closing Date are not consummated for any reason Deepwater shall promptly pay all of the Transaction Expenses submitted to Deepwater as they become due.

    SECTION 8.3 On-Going Expenses. Deepwater shall, promptly upon demand, pay or reimburse the Charter Trustee, the Investment Trust, the Certificate Purchasers, the Agent or the other Persons entitled thereto for all other out-of-pocket expenses (including counsel fees) reasonably incurred in connection with: (a) entering into, or the giving or withholding of, any future amendments, supplements, waivers or consents with respect to the Transaction Documents, to the extent required by the terms of the Transaction Documents, the Head Lease Documents, the Services Agreements, the Drilling Contracts, the Rig Sharing Agreement or the Drilling Contract Guaranties, or requested or consented to by Deepwater (whether or not consummated); (b) the negotiation and documentation of any restructuring or "workout" whether or not consummated, of any Transaction Document to the extent requested or consented to by Deepwater; (c) the enforcement, attempted enforcement or preservation of the rights or remedies under the Transaction Documents, the Services Agreements, the Drilling Contracts, the Rig Sharing Agreement or the Drilling Contract Guaranties; (d) further assurances requested by Deepwater pursuant to
Section 12.11; (e) any transfer by the Charter Trustee, the Investment Trust or any Certificate Purchaser of any interest in the Transaction Documents during the continuance of an Event of Default; (f) the ongoing fees (if any) and expenses of the Agent, the Trustees and the Depository pursuant to separate agreements entered into by Deepwater with such Persons; and (g) the costs and expenses associated with the Delivery Date or the Advance Date, including fees and expenses of U.S. and Panamanian counsel, recordation and recording fees and all other out-of-pocket expenses of the parties hereto in connection with the Delivery Date and the transactions contemplated herein (provided, that Deepwater shall only be responsible for fees and expenses of one U.S. counsel and one Panamanian counsel for all of the Certificate Purchasers, the Agent, the Trustees and the Investment Trust).


                                 SECTION 9

               RESTRICTIONS ON TRANSFERS; CHANGE OF CONTROL

    SECTION 9.1 Restrictions on the Certificate Purchasers.  A
Certificate Purchaser, including a Purchasing Party, may transfer all or a portion of its interest in its Series A Trust Certificates and its Investment Trust Certificates in the following circumstances: (i) in the case of a Certificate Purchaser that is not a Purchasing Party, such Certificate Purchaser obtains the prior written consent of Deepwater and transfers to a transferee that has executed an Assignment and Assumption Agreement in substantially the form of Exhibit R hereto, by which such transferee assumes the duties and obligations of the transferring Certificate Purchaser under the Transaction Documents and (ii) in the case of any Certificate Purchaser, including any Purchasing Party, such Person transfers all or a portion of its interest in its Series A Trust Certificates and its Investment Trust Certificates and the following conditions are satisfied:

    (a) such transfer is in respect of an aggregate outstanding Certificate Purchaser Amount at least equal to the lesser of $5,000,000 and such Certificate Purchaser's then outstanding Certificate Purchaser Amount;

    (b) if the transferee is an Affiliate of a Certificate Purchaser and does not otherwise qualify under clause (c) below, such Certificate Purchaser has unconditionally and irrevocably guaranteed the payment and performance obligations of the transferee;

    (c) if the transferee is an Affiliate of a Certificate Purchaser, such transferee has a capital and surplus of at least $250 million or a tangible net worth at least equal to $100 million; or

    (d) if the transferee is not an Affiliate of a Certificate Purchaser, the transferee, or a party unconditionally and irrevocably guaranteeing the payment and performance obligations of the transferee pursuant to a guaranty in form and substance satisfactory to Deepwater, meets the following criteria:

         (i) the transferee or guarantor has a capital and surplus of at least $400 million or a net worth of at least $150 million;

         (ii) each of the transferee and the guarantor of the payment and performance obligations of the transferee, if any, is an institutional investor;

         (iii) Deepwater, Conoco and R&B Falcon have not previously been involved in material litigation with the proposed transferee or guarantor, if any, and are not currently involved in material litigation proceedings with the proposed transferee or guarantor, if any;

         (iv) on the date of such transfer the transferee provides evidence satisfactory to Deepwater that it is not subject to or is exempt from United States withholding taxes;

         (v) neither such transferee nor any of its Affiliates is a Competitor; and

         (vi) on the date of such transfer, the transferee certifies, in writing, that no facts exist that would permit such transferee to make a claim against Deepwater for increased costs, indemnities or other additional amounts under Section 7.

    Any transfer of an interest in a Series A Trust Certificate or an Investment Trust Certificate by a Certificate Purchaser in violation of the foregoing restrictions shall be null and void, and the transferor and any guarantor thereof shall remain liable under the Transaction Documents. A Certificate Purchaser that intends to transfer an interest in its Series
A Trust Certificates or Investment Trust Certificates (including a sale of a participation in any such Certificate pursuant to Section 3.8(h) of the Trust Agreement or Section 3.8(h) of the Investment Trust Agreement, respectively, or a pledge thereof) must transfer the same percentage interest in both its Series A Trust Certificates and Investment Trust Certificates together to the same purchaser or transferee in a single transaction.

    Notwithstanding any other provision in this Section 9.1, any Certificate Purchaser may at any time create a security interest in, or pledge, all or any portion of its rights under its Investment Trust Certificate and its Series A Trust Certificate, together with the rights evidenced by such certificates, in favor of any Federal Reserve Bank in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31 C.F.R. Section 203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under Applicable Law.

    SECTION 9.2 Restrictions on Trustees. The Charter Trustee shall not resign as Charter Trustee and the Investment Trustee shall not resign as Investment Trustee, unless and until a successor has been appointed which is a Person who has agreed to act as Charter Trustee or Investment Trustee, as applicable, and is reasonably acceptable to Deepwater.

    SECTION 9.3 Expenses. All reasonable and documented costs and expenses (including counsel fees and disbursements) of the parties thereto in connection with any transfer permitted by Sections 9.1 or 9.2 shall be the responsibility of the transferor.

    SECTION 9.4 Change of Control.

    (a) If a Prepayment Change of Control Trigger Event occurs, (i) the Person suffering such Prepayment Change of Control Trigger Event must notify, within ten (10) days of the occurrence such event, each Certificate Purchaser and the Charter Trustee of the occurrence of such Prepayment Change of Control Trigger Event and (ii) each Certificate Purchaser shall have the right, by written notice (the "Prepayment Notice") delivered to Deepwater, the relevant Purchasing Party, the Charter Trustee and the Investment Trust within 10 days of receipt of the notice specified in (i) above, to require such Purchasing Party to purchase the selling Certificate Purchaser s Conoco Certificates (where Conoco is the Purchasing Party) or R&B Falcon Certificates (where R&B Falcon is the Purchasing Party) on a date set forth in the Prepayment Notice which shall be no more than 7 Business Days from the delivery of the Prepayment Notice to the Purchasing Party. On the date set forth in the Prepayment Notice, the Purchasing Party shall make payments to the Charter Trustee in its individual capacity, as agent for the Purchasing Party, which will remit such amounts to the selling Certificate Purchaser(s) in an aggregate amount equal to (i) where R&B Falcon is Purchasing Party, in exchange for the R&B Falcon Certificates of such Certificate Purchaser, the outstanding principal balance of the R&B Falcon Certificates of such Certificate Purchaser, together with the accrued and unpaid Certificate Return thereon and any funding losses incurred by such Certificate Purchaser pursuant to Section
7.3 as a result of the prepayment of such R&B Falcon Certificates and (ii) where Conoco is Purchasing Party, in exchange for the Conoco Certificates of such Certificate Purchaser, the outstanding principal balance of the Conoco Certificates of such Certificate Purchaser, together with the accrued and unpaid Certificate Return thereon and any funding losses incurred by such Certificate Purchaser pursuant to Section 7.3 as a result of the prepayment of such Conoco Certificates (the amounts specified in clauses (i) and (ii) each being, respectively, the "Change of Control
Prepayment Amount").   The Purchasing Party shall make payment to the
Charter Trustee in its individual capacity, in immediately available funds, in the amount of the Change of Control Prepayment Amount. Upon receipt of such payment from the Purchasing Party, the Charter Trustee, as agent for the Purchasing Party, shall pay the Series A Portion of the Change of Control Prepayment Amount to the Certificate Purchaser requiring prepayment pursuant to this Section 9.4 and shall pay the Investment Portion of the Change of Control Prepayment Amount to the Investment Trust, which, in turn, shall pay the Investment Portion of the Change of Control Prepayment Amount to such Certificate Purchaser.

    The Commitments and any outstanding Certificate Purchaser Amounts of any Purchasing Party receiving its interest in the Certificates pursuant to this Section 9.4(a) shall not be counted in determining any actions which require the vote of the "Majority Certificate Purchasers" or "Required Certificate Purchasers," nor shall a Purchasing Party, to the extent its interest is acquired pursuant to this Section 9.4, be considered a Certificate Purchaser for purposes of any voting provisions of the Transaction Documents. In addition, a Purchasing Party, to the extent it receives its interest in the Certificates pursuant to this Section 9.4(a), shall not be considered a "Certificate Purchaser" for the purposes of receiving distributions under the Depository Agreement but shall instead receive payments thereunder in respect of the Purchased Interest only as a "Purchasing Party" thereunder. As a point of clarification only, except to the extent provided above, the outstanding Certificate Purchaser Amounts relating to the Certificates purchased by the Purchasing Party shall continue to be deemed "Certificate Purchaser Amounts" and shall be included as a part of the Certificate Purchaser Balance and, as such, shall be included in the calculation of any Purchase Option Price, Termination
Value, Residual Guaranty Amount, or other amount having the Certificate Purchaser Balance as a component thereof. The foregoing restrictions and limitations with respect to voting rights and the receipt of distributions under the Depository Agreement are applicable only in so far as the Purchasing Party (or any of its Affiliates) remains the holder of such Purchased Interest. Any transferee of a Purchasing Party (other than a transferee which is, or is an Affiliate of, Conoco, R&B Falcon or Deepwater) of its Purchased Interest shall become a "Certificate Purchaser" for all purposes under the Transaction Documents, shall not be deemed to be a "Purchasing Party" and shall not be subject to any such restrictions or limitations not otherwise applicable to a Certificate Purchase. Transferees which are Affiliates of Conoco, R&B Falcon or Deepwater following the transfer of all or any portion of a Purchased Interest shall be deemed to be Purchasing Parties to the extent of the interest transferred.

    If either Conoco or R&B Falcon is required to purchase all of the then outstanding Conoco Certificates or R&B Falcon Certificates, respectively, held by the Certificate Purchasers (excluding any Purchasing Party) then the following events shall automatically be deemed to have occurred immediately after such purchases:

    (i) the Rig Sharing Agreement and (a) if R&B Falcon is the Purchasing Party, the R&B Falcon Charter, the R&B Falcon Drilling Contract and the R&B Falcon Drilling Contract Guaranty shall terminate or (b) if Conoco is the Purchasing Party, the Conoco Charter, the Conoco Drilling Contract and the Conoco Drilling Contract Guaranty shall terminate;

    (ii) the non-purchasing party will be treated as having entered into a subcharter, substantially in the form attached hereto as Exhibit V, with the Purchasing Party imposing on the Purchasing Party the same obligations it had under the terminated Drilling Contract and Rig Sharing Agreement;

  (iii) the non-purchasing party shall have the right to exclusive possession of the Drillship for the remainder of the Charter Term; and

    (iv) The obligations of such Purchasing Party listed in Sections 2(a)(i)(x)(A), 2(a)(i)(y)(A), 2(a)(ii)(A)(1), 2(a)(ii)(B)(1),
         2(a)(vi) and 2(a)(v) of (a) the R&B Falcon Guaranty, if R&B Falcon is the Purchasing Party or (b) the Conoco Guaranty, if Conoco is the Purchasing Party, shall be terminated.

The rights and obligations imposed under this Section 9.4(a) shall at all times be subject to the Special Purchase Right of Deepwater pursuant to
Section 16.4 of the Master Charter.

    (b) If a Pricing Change of Control Trigger Event occurs, the Certificate Return Rate used to determine Basic Hire due with respect to Charter Supplement No. 1 shall increase effective as of the date of such Pricing Change of Control Trigger Event (with such increase to be based on the rating of R&B Falcon or the Acquiror of R&B Falcon, and in the case of ratings that are not equivalent, the lower of the two ratings) in accordance with the following schedule:




Credit Rating of R&B Falcon             Increase of Certificate Return
or Acquiror of R&B Falcon               Rate


Greater than or equal to                no change
Ba1/BB+


Less than or equal to Ba2/BB            additional 25 basis points


    (c) If a Pricing Change of Control Trigger Event occurs and the Certificate Return Rate has been increased as set forth in Section 9.4(b), in the event that R&B Falcon or the Acquiror of R&B Falcon at any time thereafter obtains upgraded ratings of at least Baa3 from Moody's and at least BBB- from S&P, then the Certificate Return Rate used to calculate Basic Hire under Charter Supplement No. 1 shall be adjusted downward to the Certificate Return Rate that would have been in effect on the date such upgraded ratings were released to the public as if no Pricing Change of Control Trigger Event had ever occurred. Such decrease in the Certificate Return Rate, subject to any adjustments under Section 2.4(c) hereof, if any, shall be effective as of the first day of the Return Period which next succeeds the date of such adjustment.

                                SECTION 10

                              INDEMNIFICATION

    SECTION 10.1 General Indemnity. Deepwater hereby agrees to indemnify, on an After-Tax Basis, each of the Trustees (in their trust and individual capacities, respectively), the Investment Trust, the Certificate
Purchasers, the Depository, the Agent (in their agent and individual capacities), the Hedging Agreement Counterparties (if any) and their respective officers, directors, employees, agents and Affiliates (each an "Indemnified Party" and, collectively, the "Indemnified Parties") from and against any and all claims, damages, losses, liabilities, demands, suits, judgments, causes of action, legal proceedings, whether civil or criminal, penalties, fines and other sanctions, and any reasonable and documented costs and expenses in connection with any of the foregoing ( Claims ), which may be asserted against such Indemnified Party arising out of:

    (a) the condition, ownership, construction, purchase, delivery, nondelivery, subcharter, charter, acceptance, rejection, possession, return, abandonment, disposition, use or operation of the Drillship;

    (b) any defect in the Drillship arising from the material or any articles used therein or from the design, testing, or use thereof or from any maintenance, service, repair, overhaul or testing of the Drillship;

    (c) any failure by Deepwater or either Member to perform or observe any covenant, condition or agreement contained in any of the Transaction Documents, or the falsity of any of Deepwater's or either Member's representations and warranties;

    (d)  the transactions contemplated by the Transaction Documents;

    (e) any Environmental Claims arising from or relating to the construction, use, operation, ownership, maintenance, chartering or return of the Drillship;

    (f) the exercise by such Indemnified Party of remedies in the event of a default under the Transaction Documents and the enforcement of any security or other rights with respect thereto;

    (g) any violation of Applicable Law by Deepwater or a Member with respect to the transactions contemplated by the Transaction Documents;

    (h)  any Liens which Deepwater or any Member is required to remove; or

    (i) any obligation asserted to be owed by the Indemnified Party under any Assigned Contract as a result of the assignment of such Assigned Contract pursuant to the Deepwater Assignment.

    SECTION 10.2 General Indemnity Exclusions. Notwithstanding the provisions of Section 10.1, Deepwater shall not be obligated to indemnify an Indemnified Party under Section 10.1 for any Claim that is attributable to any of the following:

    (a) acts, events or circumstances occurring after the expiration or earlier termination of the Charter and the return of the Drillship, when required in accordance with the Charter;

    (b) Taxes, loss of tax benefits and the cost and expense of tax controversies (whether or not indemnified by Deepwater under Section 10.4 and other provisions of the Transaction Documents) (except (A) Taxes, penalties, interest or charges of any nature whatsoever to the extent necessary to make any required payment on an After Tax Basis, (B) Taxes that are governmental charges incidental to any Government Action or proceeding that is in the nature of court costs, filing fees, recording fees, postage, stamps, duties, license fees and other similar charges);

    (c) increased costs, losses or expenses for which compensation is provided under Sections 2.8, 2.14, 6.8, 7.1, 7.2, 7.3, 7.4, 7.5, 8.1, 8.2,
8.3, 9.3 and 9.4;

    (d) the gross negligence, willful misconduct or breach of any covenant, representation or warranty under any Transaction Document by such Indemnified Party to the extent that such Claim arises out of or is caused by an act, misrepresentation, breach or omission of such Indemnified Party where such act, misrepresentation, breach or omission (x) is in breach or violation of the express covenants, representations or warranties of such Indemnified Party under the Transaction Documents, (y) constitutes gross negligence or willful misconduct of such Indemnified Party (other than gross negligence or willful misconduct imputed as a matter of law to such Indemnified Party solely by reason of entering into the Transaction Documents or consummation of the transactions contemplated thereby) or (z) is in violation of any Applicable Law and such violation causes such Claim;

    (e) transfers (direct or indirect) by: (i) the Charter Trustee or the Investment Trust of either of their interests in the Drillship or any portion thereof (other than any such transfer pursuant to Sections 15.2, 16.4, 20.1 or 20.3 of the Master Charter, Sections 4.2 or 4.4 of either Charter Supplement No. 1 or Charter Supplement No. 2 or (ii) a Certificate Purchaser of all or any portion of its interest in the Trust Estate, the Investment Trust or the Transaction Documents, other than a transfer upon an exercise of remedies after a Charter Event of Default has occurred and is continuing and either Charter Supplement No. 1 or Charter Supplement No. 2 has been declared in default;

    (f) any amount for which such Indemnified Party has agreed to make payment without a right of reimbursement from Deepwater;

    (g) any Claim resulting from the imposition of any Lien which such Indemnified Party is responsible for or is required to lift and discharge;

    (h) any Claim arising out of or related to an inspection of the Drillship by or on behalf of an Indemnified Party, unless at the time of such inspection a Charter Event of Default has occurred and is continuing or unless and to the extent such Claim arises from the gross negligence or willful misconduct of Deepwater or its agents; and

    (i) any Claim for an amount of Basic Hire, Termination Value, Certificate Return, Certificate Purchaser Balance, Residual Guaranty Amount, or Postponement Yield, or an amount due under the Deepwater Hedging Agreements or the Hedging Agreements.

    SECTION 10.3 Proceedings in Respect of Claims. With respect to any amount that Deepwater is requested by an Indemnified Party to pay by reason of Section 10.1, such Indemnified Party shall, if so requested by Deepwater and prior to any payment, submit such additional information to Deepwater as Deepwater may reasonably request and which is in the possession of such Indemnified Party to substantiate properly the requested payment. In case any action, suit or proceeding shall be brought against any Indemnified Party in respect of any Claim, such Indemnified Party shall notify Deepwater of the commencement thereof, and Deepwater shall be entitled, at its expense, to participate in, and, to the extent that Deepwater desires to, assume and control the defense thereof; provided, however, that Deepwater shall have acknowledged in writing its obligation to indemnify such Indemnified Party in respect of such action, suit or proceeding under
Section 10.1, such acknowledgment to be conditioned on the accuracy, timeliness and completeness of the information provided to Deepwater by such Indemnified Party with respect to the Claim; and, provided further, that Deepwater shall not be entitled to assume and control the defense of any such action, suit or proceeding if and to the extent that, (A) in the reasonable opinion of such Indemnified Party (x) such action, suit or proceeding involves any possibility of imposition of criminal liability or any material risk of material civil liability on such Indemnified Party or
(y) the control of such action, suit or proceeding would involve a conflict of interest (in which case each Indemnified Party may retain separate counsel at the expense of Deepwater), (B) such proceeding involves Claims not indemnified by Deepwater which Deepwater and the Indemnified Party have been unable to sever from the indemnified claim(s), or (C) an Event of Default has occurred and is continuing. Deepwater shall keep such Indemnified Party fully apprised of the status of such action, suit or proceeding and shall provide such Indemnified Party with all information with respect to such action suit or proceeding as such Indemnified Party shall reasonably request. The Indemnified Party may participate in a reasonable manner at its own expense and with its own counsel in any proceeding conducted by Deepwater in accordance with the foregoing.

    No Indemnified Party shall enter into any settlement or other compromise with respect to any Claim which is entitled to be indemnified under Section
10.1 without the prior written consent of Deepwater, which consent shall not be unreasonably withheld, unless such Indemnified Party waives its right to be indemnified under Section 10.1 with respect to such Claim.

    Upon payment in full of any Claim by Deepwater pursuant to Section 10.1 to or on behalf of an Indemnified Party, Deepwater, without any further action, shall be subrogated to any and all claims that such Indemnified Party may have relating thereto to the extent of such payment, and such Indemnified Party shall execute such instruments of assignment and conveyance, evidence of claims and payment and such other documents, instruments and agreements as may be reasonably necessary to preserve any such claims and otherwise cooperate with Deepwater and give such further assurances as are reasonably necessary or advisable to enable Deepwater vigorously to pursue such claims.

    Any amount payable to an Indemnified Party pursuant to Section 10.1 shall be paid to such Indemnified Party promptly upon receipt of a written demand therefor from such Indemnified Party accompanied by a written statement describing in reasonable detail the basis for such indemnity and the computation of the amount so payable.

    SECTION 10.4 General Tax Indemnity. (a) Without regard to any of the exclusions set forth in Section 10.4(b), if any amount payable by Deepwater as Charter Hire (or by the Charter Trustee to the Investment Trust or any Certificate Purchaser) under the Transaction Documents or otherwise payable by Deepwater under the Head Lease Documents becomes subject to any Tax imposed by way of withholding at the source, Deepwater shall hold harmless the Indemnified Party against such Tax, and, if such withholding is required, shall, at the same time that any such payment is due and payable, either (i) pay such Tax directly to the appropriate taxing authority, (ii) indemnify such Person for such Tax, or (iii) pay an additional amount, such that the net amount actually received by each Indemnified Party entitled thereto, free and clear of, and without deduction for, any and all Taxes imposed by withholding will equal the amount then due absent such withholding and shall pay any additional Taxes payable in respect of such payment, indemnity or additional amount, as the case may be, by each Indemnified Party. In the event Deepwater is required to make any payment or indemnity pursuant to this paragraph in respect of withholding Taxes on any payment made to any Indemnified Party, Deepwater shall not be treated as responsible for such withholding Taxes (1) if such withholding Taxes would not have been imposed but for (x) the failure of the Indemnified
Party or a Related Indemnified Party to be incorporated in the United
States or any state in the United States (it being understood that, for this purpose, the Charter Trust shall not be treated as failing to be incorporated in the United States or any state in the United States merely as a result of the organization of the Charter Trust under the laws of Panama) or (y) the amount payable to such Indemnified Party being attributable to a permanent establishment of the Indemnified Party or a Related Indemnified Party in any jurisdiction other than the United States (unless such permanent establishment results solely from the location of all or any part of the Drillship in, such jurisdiction) (it being understood that, for this purpose, amounts payable to the Charter Trustee shall not be treated as attributable to a permanent establishment of the Charter Trust in Panama merely as a result of the organization of the Charter Trust under the laws of Panama and/or the making of payments and the performance of its obligations by the Charter Trustee in accordance with, and as contemplated by, the Transaction Documents ("Permitted Charter Trustee Acts")), (2) if such withholding Tax results from a breach of any covenant or undertaking in Section 10.4(i) of such Indemnified Party or any of its Related Indemnified Parties, (3) with respect to any such Tax imposed in respect of any transferee of such Indemnified Party to the extent of the excess of such Taxes over the amount of such Taxes that would have been imposed and indemnified hereunder had such original Indemnified Party from which such Indemnified Party derives its interest not sold, assigned, transferred or otherwise disposed of all or a portion of its interest in the Drillship or Transaction Documents (unless such transferee acquired its interest pursuant to the transferor's exercise of remedies),
(4) if such withholding Tax results from (x) the gross negligence, willful misconduct or fraud of such Indemnified Party or any of its Related Indemnified Parties or (y) the inaccuracy or breach of a representation, warranty, covenant or any undertaking of such Indemnified Party or any of its Related Indemnified Parties, (5) if such withholding Taxes are imposed by a taxing authority of or in a country other than the United States or Panama and would not have been imposed but for activities, property or operations of the Indemnified Party or any of its Related Indemnified Parties that are unrelated to the transactions contemplated by the Transaction Documents, or (6) if such withholding Taxes are imposed by a taxing authority in Panama as a result of the Indemnified Party's (or a Related Indemnified Party's) direction that Deepwater make payments to an account located in Panama (except if such direction is made while an Event of Default exists). If, for any reason, Deepwater is required to make any payment to an Indemnified Party or to a taxing authority on behalf of any Indemnified Party pursuant to this Section 10.4(a) with respect to, or as a result of, any withholding Tax imposed with respect to any payment of Charter Hire by Deepwater (or by the Charter Trustee to the Investment
Trust or any Certificate Purchaser) pursuant to the Transaction Documents or other payment by Deepwater under the Head Lease Documents, which withholding Tax is not the responsibility of Deepwater under this Section 10.4(a), then such Indemnified Party shall pay to Deepwater on written demand an amount which equals on an After-Tax Basis such additional amount paid by Deepwater with respect to, or as a result of, such withholding Tax plus interest at (i) the Certificate Return Rate during the period commencing on the date Deepwater shall have paid an amount pursuant to the first sentence of this paragraph and ending on the date Deepwater demands in writing payment of such amount pursuant to this sentence and (ii) the Overdue Rate from the period commencing five Business Days following the date Deepwater shall have demanded in writing such payment to the date Deepwater actually receives such payment.

    (b) Except as provided in Section 10.4(a) and 10.4(c) hereof, Deepwater agrees to indemnify, defend and hold harmless on an After-Tax Basis each Indemnified Party against any and all Taxes, imposed against or payable by, or imposed on payments to or from, Deepwater or any Indemnified Party, or imposed against all or any part of, or interest in, the Drillship by any federal, state or local taxing authority of or within the United States and by any jurisdiction outside of the United States if the Drillship or Deepwater is located in such jurisdiction, upon or with respect to or in connection with, based upon or measured by, in whole or in part:

         (i)    the Drillship or any part thereof or interest therein;

         (ii) the manufacture, purchase, financing, refinancing, ownership, delivery, redelivery, transport, location, leasing, subleasing, possession, registration, use, operation, condition, maintenance, repair, return, abandonment, preparation, storage, transfer of title, sale, acceptance, importation, exportation, rejection or other disposition of or action or event with respect to the Drillship or any part thereof or interest therein;

         (iii) the hire, receipts, income or earnings arising from the purchase, financing, ownership, delivery, redelivery, leasing, subleasing, possession, use, operation, return, storage, transfer of title, sale or other disposition of the Drillship or any part thereof or interest therein;

         (iv) the Advances, Certificates, their issuance, modification, refinancing or acquisition, or the payments of any amounts thereon or with respect thereto;

         (v) the Transaction Documents or the Head Lease Documents or amendments or supplements thereto, their execution or the transactions contemplated thereby or any proceeds or payments under any thereof; or

         (vi) otherwise with respect to or in connection with the transactions contemplated or effected by or resulting from the Transaction Documents or the Head Lease Documents or the exercise of rights and remedies thereunder or the enforcement thereof.

    (c) Exclusions. Except as provided in Section 10.4(a), the indemnity provided for in Section 10.4(b) above shall not apply to any of the following:

         (i) Taxes (other than Taxes that are sales, use or rental Taxes) imposed by the United States federal government on, based on, or measured by or with respect to the gross or net income, or gross or net receipts or that are in the nature of, or are imposed with respect to, capital, net worth, excess profits, accumulated earnings, capital gains, franchise or conduct of business of such Indemnified Party; provided, that this Section 10.4(c)(i) shall not be interpreted to exclude any amounts necessary to make any payment on an After-Tax Basis;

         (ii) Taxes imposed by (x) any state or local taxing authority in the United States (other than Taxes that are sales, use, rental, stamp, property (tangible or intangible) or similar Taxes imposed as a result of a Deepwater Person's activities in (including being incorporated in, or making payments from), or the location of the Drillship or any portion thereof in, such state or local jurisdiction) or (y) any jurisdiction outside of the United States other than any Taxes imposed as a result of a Deepwater Person's activities in (including being incorporated in, having a permanent establishment or other residence in, or making payments from), or the location of the Drillship or any portion thereof in, such jurisdiction outside of the United States or Taxes imposed by Panama merely as a result of the organization of the Charter Trust under the laws of Panama and/or the performance by the Charter Trustee of Permitted Charter Trustee Acts; provided, that this
    Section 10.4(c)(ii) shall not be interpreted to exclude any amounts necessary to make any payment on an After-Tax Basis;

         (iii) Taxes imposed on or against or payable by such Indemnified Party to the extent of the excess of such Taxes over the amount of such Taxes that would have been imposed and indemnified hereunder had there not been a transfer by the original Indemnified Party (from which such Indemnified Party derives its interest) of any interest in the Drillship, the Certificates, the Trust Estate, the Investment Trust, any Indemnified Party or the Transaction Documents or the Head Lease Documents; except (x) if such transferee acquired its interest in connection with the exercise of remedies with respect to a Charter Event of Default or (y) to the extent necessary to make indemnity payments to the transferee on an After-Tax Basis;

         (iv) Taxes imposed with respect to any period (except during the exercise of remedies pursuant to the Charter in connection with the occurrence and continuance of a Charter Event of Default) more than one year after the expiration or earlier termination of the Charter and, where required, the return of the Drillship pursuant to Section 20.3 of the Master Charter (but not to the extent attributable to events occurring on or prior to such date);

         (v) Taxes resulting from (x) the gross negligence, willful misconduct or fraud of the Indemnified Party or any of its Related Indemnified Parties (except as solely attributed to such Party by virtue of its having executed the Transaction Documents), (y) the inaccuracy or breach of a representation, warranty or covenant under the Transaction Documents or the Head Lease Documents or any undertaking required by the Transaction Documents or the Head Lease Documents of such Indemnified Party or any of its Related Indemnified Parties (unless such inaccuracy or breach is caused by Deepwater's breach of any representation, warranty or covenant under the Transaction Documents or a breach by Deepwater or an Affiliate of Deepwater under the Head Lease Documents), or (z) in the case of any Indemnified Party, any Liens attributable to such Indemnified Party or a Related Indemnified Party;

         (vi) Taxes that result from (x) a voluntary transfer or other voluntary disposition by the Indemnified Party or a Related Indemnified Party of all or any portion of its interest in the Drillship, the Trust Estate, the Investment Trust, any Indemnified Party, the Certificates, the Transaction Documents or the Head Lease Documents (other than a transfer or disposition resulting from (A) any Charter, substitution, or maintenance of, or any modification to the Drillship or any portion thereof, (B) Deepwater's exercise of any purchase or termination option,
    (C) an Event of Loss or (D) the exercise of remedies under the Charter following a Charter Event of Default) or (y) an involuntary transfer or other involuntary disposition by the Indemnified Party or a Related Indemnified Party of all or any part of an interest in the Drillship, the Trust Estate, the Investment Trust, any Indemnified Party, the Certificates, the Transaction Documents or the Head Lease Documents (other than any such transfer or disposition that occurs while an Event of Default has occurred and is continuing) in connection with any bankruptcy or other proceeding for the relief of debtors in which an Indemnified Party is the debtor or any foreclosure by a creditor of an Indemnified Party that is in each case unrelated to the transactions contemplated by the Transaction Documents or the Head Lease Documents;

         (vii) Taxes imposed on the Charter Trustee in its individual capacity with respect to any fees received by or payable to the Charter Trustee for services rendered;

         (viii) Taxes that would not have been imposed but for an amendment to any Transaction Document or Head Lease Document not requested or consented to or acquiesced in by Deepwater in writing, other than any amendment (A) that may be necessary or appropriate to, and is in conformity with, any amendment to any Transaction Document or Head Lease Document initiated or requested by or consented to by any Deepwater Person in writing, (B) to any Transaction Document or Head Lease Document due to, or in connection with there having occurred, an Event of Default or (C) that is required by Applicable Law or the terms of the Transaction Documents or the Head Lease Documents or is executed in connection with any other amendment to the Transaction Documents or the Head Lease Documents that is required by Applicable Law;

         (ix) Taxes to the extent actually utilized on a current basis by an Indemnified Party or an Affiliate of such Indemnified Party as a credit against Taxes not indemnifiable by Deepwater hereunder;

         (x) Taxes to the extent resulting from or measured by income, assets, activities, or other matters of or relating to the Indemnified Party or a Related Indemnified Party that are unrelated to the transactions contemplated by the Transaction Documents (except to the extent necessary to make a payment on an After-Tax Basis (which shall be calculated assuming the Indemnified Party is taxable at the highest marginal rate in the applicable jurisdiction));

         (xi) any Taxes, while such Taxes are being contested in accordance with the contest provisions of Section 10.4(f);

         (xii) any interest, penalties or additions to Tax that result from the failure of an Indemnified Party to file any return properly and timely, unless such failure is caused by the failure of Deepwater to fulfill its obligations, if any, under this Agreement with respect to such return (including the provision of information sufficient to enable such Indemnified Party to file such return);

         (xiii) Taxes that would not have been imposed but for the Indemnified Party or a Related Indemnified Party having its tax residence, place of business, situs of organization, place of management or controls, permanent establishment or other presence in the taxing jurisdiction (unless such tax residence, place of business, situs of organization, place of management or control, permanent establishment or other presence results from the presence or activities of Deepwater or any Deepwater Person (including the making of payments unless directed by the Charter Trustee or any Certificate Holder to make payment to an account located in Panama (except if such direction is made while an Event of Default exists)) in such jurisdiction it being understood that, for this purpose, the Charter Trustee shall not be treated as having any such presence in Panama merely as a result of the trust being formed pursuant to the Charter Trust Agreement under the laws of Panama and/or the performance by the Charter Trustee of Permitted Charter Trustee
    Acts).

    (d) Calculation of Payments. Any payment that Deepwater shall be required to make to or for the account of any Indemnified Party with respect to any Tax that is subject to indemnification under this Section
10.4 shall be paid on an After-Tax Basis. If an Indemnified Party or any Affiliate of such Indemnified Party who files any tax return on a combined, consolidated, unitary or similar basis with such Indemnified Party shall actually realize any saving of any Tax not indemnified by Deepwater pursuant to the Transaction Documents (by way of credit (including any foreign tax credit), deduction, exclusion from income or otherwise) by reason of any amount with respect to which Deepwater has indemnified such Indemnified Party pursuant to this Section 10.4, and such tax saving was not taken into account in determining the amount payable by Deepwater on account of such indemnification, such Indemnified Party shall pay to Deepwater, so long as no Event of Default shall have occurred and be continuing (but shall be required to make such payment at such time as the Event of Default shall have been cured or at the time Deepwater shall have fulfilled all of its obligations arising upon such Event of Default), within 30 days after such Indemnified Party shall have actually realized such tax saving, the amount of such saving, together with the amount of any tax saving resulting from any payment pursuant to this sentence; provided, that Deepwater shall not be entitled to receive an amount in excess of all amounts previously paid by Deepwater pursuant to this Section 10.4, to such Indemnified Party or to the relevant taxing authority on behalf of such Indemnified Party (less the aggregate amount of all prior payments by such Indemnified Party to Deepwater under this Section 10.4(d)) (but any excess amount described in this proviso shall reduce pro tanto any amount that Deepwater is subsequently obligated to pay to such Indemnified Party pursuant to Section 10.4).

    (e) Payment. Deepwater shall pay any Tax for which it is liable pursuant to this Section 10.4 directly to the appropriate taxing authority or upon demand of an Indemnified Party to such Indemnified Party in immediately available funds within 30 days of a written demand, but in no event more than two Business Days prior to the date such Tax is due (including all extensions), or, in the case of Taxes which are being contested, more than two Business Days prior to the time such contest is finally resolved. Any such demand shall specify in reasonable detail the calculation of the payment and the facts upon which the right to payment is based. Each Indemnified Party shall promptly forward to Deepwater any notice, bill or advice received by it from the relevant taxing authority concerning any Tax against which Deepwater may be required to indemnify hereunder. Deepwater upon the reasonable written request of an Indemnified Party shall furnish such Indemnified Party with the original or a certified copy of a receipt (if any is reasonably available to Deepwater) for Deepwater's payment of any Tax that is subject to indemnification pursuant to this Section 10, or such other evidence of payment of such Tax as is reasonably acceptable to such Indemnified Party (and reasonably available to Deepwater).

    (f) Contest. If a written claim is made against an Indemnified Party or if any proceeding shall be commenced against any Indemnified Party (including a written notice of such proceeding), for any Taxes with respect to which Deepwater may be liable for payment or indemnity hereunder or if any Indemnified Party shall determine that any Tax as to which Deepwater may have an indemnity obligation hereunder shall be payable, such Indemnified Party shall promptly notify Deepwater in writing and shall not take any action with respect to such claim, proceeding or Tax without the consent of Deepwater for 30 days after the receipt of such notice by Deepwater; provided, however, that, in the case of any such claim or proceeding, if action shall be required by law or regulation to be taken prior to the end of such 30-day period, such Indemnified Party shall, in such notice to Deepwater, so inform Deepwater, and no action shall be taken with respect to such claim or Tax without the consent of Deepwater before the end of such shorter period. If, within 30 days of receipt of such notice from the Indemnified Party (or such shorter period as the Indemnified Party has notified Deepwater is required by law or regulation for the Indemnified Party to commence such contest), Deepwater shall request in writing that such Indemnified Party contest the imposition of such Tax, the Indemnified Party shall, at the expense of Deepwater, in good faith contest (including, without limitation, by pursuit of appeals), and shall not settle without Deepwater's good faith consent (or (i) if such contest can be pursued in the name of Deepwater and independently from any other proceeding involving a tax liability, other than a net income or withholding Tax, of such Indemnified Party, the Indemnified Party shall, at Deepwater's sole discretion, allow Deepwater to contest, (ii) if such contest involves a Tax, other than a net income or withholding Tax, which must be pursued in the name of the Indemnified Party, but can be pursued independently from any other proceeding involving a tax liability of such Indemnified Party, the Indemnified Party shall allow Deepwater to contest in the name of the Indemnified Party unless, in the good faith judgment of the Indemnified Party, such contest by Deepwater could have a material adverse impact on the business or operations of the Indemnified Party, in which case the Indemnified Party may control such contest or (iii) in the case of any contest, the Indemnified Party may request Deepwater to contest) the validity, applicability or amount of such Taxes by, in the sole discretion of the Person conducting such contest, (i) resisting payment thereof, (ii) not paying the same except under protest, if protest is necessary and proper, (iii) if the payment be made, using reasonable efforts to obtain a refund thereof in appropriate administrative and judicial proceedings; or (iv) taking such other action as is reasonably requested by Deepwater from time to time.

    Notwithstanding the foregoing provisions of this Section 10.4(f), such Indemnified Party shall not be required to take any administrative or judicial or other action and Deepwater shall not be able to contest such claim in its own name or that of the Indemnified Party unless (A) Deepwater shall have agreed to pay, and shall pay, to such Indemnified Party on demand all reasonable out-of-pocket costs, losses and expenses that such Indemnified Party may incur in connection with contesting such Taxes, including all reasonable legal, accounting and investigatory fees and disbursements (including reasonable allocated time charges of internal counsel of such Indemnified Party), (B) the action to be taken will not result in any material imminent danger of sale, forfeiture or loss of the Drillship or any part thereof or interest therein or risk of criminal liability, (C) if such contest shall involve the payment of the Tax prior to the contest, Deepwater shall, at its option, either (x) pay or reimburse the Indemnified Party for such Taxes or (y) provide to the Indemnified Party an interest-free advance in an amount equal to the Tax which the Indemnified Party is required to pay (with no additional net after-tax cost to such Indemnified Party), (D) Deepwater shall have provided to such Indemnified Party an opinion of independent tax counsel selected by Deepwater, and reasonably satisfactory to the Indemnified Party that a Reasonable Basis exists to contest such claim, and (E) if such contest is controlled by Deepwater, Deepwater shall have acknowledged, in writing, its liability for such indemnity in the event such contest is unsuccessful.
In no event shall an Indemnified Party be required to appeal an adverse judicial determination to the United States Supreme Court. The Indemnified Party shall consult in good faith with Deepwater regarding the conduct of any contest controlled by such Indemnified Party and shall allow Deepwater to participate in the conduct of any such contest unless the Indemnified Party shall in good faith determine that allowing Deepwater to participate in the conduct of such contest could have a material adverse impact on the business or operations of the Indemnified Party. The parties agree that an Indemnified Party may at any time decline to take further action with respect to the contest of any claim for a Tax and may settle such claim, if such Indemnified Party shall waive its rights to any indemnity from Deepwater that otherwise would be payable in respect of such claim (or any logically related claim) and shall pay to Deepwater any amount previously paid or advanced by Deepwater pursuant to this Section 10.4(f) other than clause (A) of this paragraph (by way of indemnification or advance for the payment of a Tax) with respect to such Taxes.

    If an Indemnified Party shall fail to perform its obligations under this
Section 10.4(f), such failure shall not discharge, diminish or relieve Deepwater of any liability for indemnification that it may have to such Indemnified Party hereunder, unless the contest of a claim is precluded as a result of such failure; provided, that any payment by Deepwater to such Indemnified Party pursuant hereto shall not be deemed to constitute a waiver or release of any right or remedy (including any remedy of damages) that Deepwater may have against such Indemnified Party.

    (g) Refund. If an Indemnified Party shall receive a refund of (or receive a credit against, or any other current reduction in, any Tax not indemnified by Deepwater under this Section 10.4, in respect of) all or part of any Taxes which Deepwater shall have paid on behalf of such Indemnified Party or for which Deepwater shall have reimbursed, advanced funds to or indemnified such Indemnified Party (or would have received such a refund, credit or reduction but for a counterclaim or other claim not indemnified by Deepwater hereunder (a "deemed refund")), within 30 days of such receipt (or, in the case of a deemed refund, within 30 days of the final determination of such deemed refund), such Indemnified Party shall pay or repay to Deepwater an amount equal to the amount of such refund or deemed refund, plus any net tax benefit (taking into account any Taxes incurred by such Indemnified Party by reason of the receipt of such refund, credit or reduction or deemed refund) realized by such Indemnified Party as a result of any payment by such Indemnified Party made pursuant to this sentence; provided, however, that such Indemnified Party shall not be obligated to make any payment pursuant to this sentence to the extent that the amount of such payment would exceed (x) the amount of all prior payments made by Deepwater to such Indemnified Party pursuant to this
Section 10.4 less (y) the amount of all prior payments by such Indemnified Party to Deepwater pursuant to this Section 10.4(g); provided, further, however, that such Indemnified Party shall not be obligated to make any payment to Deepwater pursuant to this sentence while an Event of Default is continuing, but shall be required to make such payment at such time as the Event of Default is cured or at the time Deepwater shall have fulfilled all its obligations arising upon such Event of Default. If, in addition to such refund, credit or reduction or deemed refund, as the case may be, such Indemnified Party shall receive (or would have received but for a counterclaim or other claim not indemnified by Deepwater hereunder) an amount representing interest on the amount of such refund, credit or reduction, or deemed refund, as the case may be, such Indemnified Party shall pay to Deepwater within 30 days of such receipt or, in the case of a deemed refund, within 30 days of the final determination of such deemed refund, that proportion of such interest that shall be fairly attributable to Taxes paid, reimbursed or advanced by Deepwater prior to the receipt of such refund or deemed refund.

    (h) Reports. Deepwater will provide such information as may be available to it and reasonably requested in writing by an Indemnified Party that is required to enable an Indemnified Party to fulfill its tax filing requirements with respect to the transactions contemplated by the Transaction Documents. If any return, statement or report is required to be made or filed with respect to any Tax imposed on or indemnified against by Deepwater under this Section 10.4, Deepwater shall promptly notify the appropriate Indemnified Party of such requirement and (i) to the extent permitted by law (unless otherwise requested by the Indemnified Party) or required by law, make and file in its own name such return, statement or report and furnish the relevant Indemnified Party with a copy of such return, statement or report, (ii) where such return, statement or report is required to be in the name of or filed by such Indemnified Party or the Indemnified Party otherwise requests that such return, statement or report be filed in its name, prepare and furnish such return, statement or report for filing by such Indemnified Party in such manner as shall be satisfactory to such Indemnified Party and send the same to the Indemnified Party for filing no later than 15 days prior to the due date or (iii) where such return, statement or report is required to reflect items in addition to Taxes imposed on or indemnified against under this Section 10.4 as determined by such Indemnified Party, provide such Indemnified Party with information within a reasonable time, sufficient to permit such return, statement or report to be properly made and timely filed with respect thereto. If an Indemnified Party fails to file a return after it has been properly prepared by Deepwater in accordance with this Section 10.4(h) and furnished to such Indemnified Party at least 15 days prior to the due date of such return, Deepwater shall not be liable for Taxes imposed as a result of the failure to file. Each Indemnified Party shall furnish Deepwater, at the request and expense of Deepwater, with such information, not within the control of Deepwater, as is in such Indemnified Party's control and is reasonably available to such Indemnified Party and necessary for Deepwater to comply with its obligations under this Section 10.4(h).

    (i) Forms, etc. Each Indemnified Party agrees to furnish to Deepwater from time to time, at Deepwater's timely made written request and expense, such duly executed and properly completed forms as may be necessary or appropriate in order to claim any reduction of or exemption from any withholding or other Tax imposed by any taxing authority in respect of any payments otherwise required to be made by Deepwater pursuant to the Transaction Documents, which reduction or exemption may be available to such Indemnified Party. Each Indemnified Party agrees that it will use its reasonable best efforts to the extent permitted by Applicable Law (and to the extent such Indemnified Party is entitled to do so) to file returns or tax declarations that would minimize any indemnity payable by Deepwater; provided, that Deepwater shall indemnify the Indemnified Party for any cost resulting from such Indemnified Party's filing of such return or declaration. Notwithstanding the foregoing, no Indemnified Party shall be required to furnish any form or file any return or tax declaration if it has determined in its reasonable good faith judgment that furnishing the form or filing the return or tax declaration could have a material adverse impact on the business or operations of such Indemnified Party or any Related Indemnified Party, unless the Indemnified Party is indemnified in a manner reasonably satisfactory to such Indemnified Party by Deepwater for such material adverse impact.

    (j) Records. In addition to its obligations under the first sentence of Section 10.4(h), Deepwater shall make available for inspection and copying by an Indemnified Party such records that are regularly maintained by Deepwater in the ordinary course of its business as may be reasonably necessary to enable such Indemnified Party to fulfill its tax return filing obligations, subject to reasonable confidentiality requirements of Deepwater.

    (k) Non-Parties. If an Indemnified Party is not a party to this Agreement, Deepwater may require the Indemnified Party to agree in writing, in a form reasonably acceptable to Deepwater, to the terms of this Section
10.4 prior to making any payment to such Indemnified Party under this
Section 10.4.

    (l)  Verification.  The results of all computations required under this
Section 10.4, together with a statement describing in reasonable detail the manner in which such computations were made, shall be delivered to Deepwater in writing. If Deepwater so requests within 30 days after receipt of such computations, any determination shall be reviewed by a nationally recognized independent public accounting firm mutually acceptable to the relevant Indemnified Party and Deepwater who shall be asked to verify, after consulting with Deepwater and the relevant Indemnified Party whether the relevant Indemnified Party's computations are correct, and to report its conclusions to both Deepwater and the relevant Indemnified Party. Subject to satisfactory confidentiality agreements, the relevant Indemnified Party and Deepwater hereby agree to provide such accountants with all information and materials as shall be reasonably necessary or desirable in connection herewith. The fees of the accountants in verifying an adjustment pursuant to this Section 10.4 shall be paid by Deepwater, unless such verification discloses an error adverse to Deepwater in an amount greater than 4.0% of the amount of the indemnity payment as determined by the accounting firm, in which case such fees shall be paid by the relevant Indemnified Party. Any information provided to such accountants by any Person shall be and remain the exclusive property of such Person and shall be deemed by the parties to be (and the accountants will confirm in writing that they will treat such information as) the private, proprietary and confidential property of such Person, and no Person other than such Person and the accountants shall be entitled thereto, and all such materials shall be returned to such Person. Such accounting firm shall be requested to make its determination within 30 days of Deepwater's request to such accounting firm for review. In the event such independent public accounting firm shall determine that such computations are incorrect, then such firm shall determine what it believes to be the correct computations. The computations of the independent public accounting firm shall be final, binding and conclusive upon, Deepwater and the relevant Indemnified Party and Deepwater shall not have any right to inspect the books, records, tax returns or other documents of or relating to the relevant Indemnified Party to verify such computations or for any other purpose. The parties hereby agree that the independent public accounting firm's sole responsibility shall be to verify the computation of any amounts payable under this Section 10.4 and that matters of interpretation of this Agreement and the other Transaction Documents are not within the scope of such independent public accounting firm's responsibilities.

    (m)  Restructuring For Withholding Taxes.  Each party covered by this
Section 10.4 agrees to use reasonable efforts to investigate alternatives for reducing any withholding Taxes that are indemnified against hereunder or imposed on Charter Hire (or payments by the Charter Trustee to the Investment Trust or any Certificate Purchaser) (whether or not indemnifiable hereunder) and to use reasonable efforts to reduce any withholding Taxes that are indemnified against hereunder, including, without limitation, negotiating in good faith to relocate or restructure the Advance (which relocation or restructuring shall be at Deepwater's expense) or the domicile of the Investment Trust or the Charter Trustee, but no Party shall be obligated to take any such action as such Party determines will be adverse to its business or financial or commercial interest.

                                SECTION 11

                                   AGENT

    SECTION 11.1 Appointment of Documentation Agent; No Duties. Each Certificate Purchaser hereby irrevocably (subject to Section 11.9) designates, authorizes and appoints BA Leasing & Capital Corporation, as Documentation Agent of such Certificate Purchaser under the Transaction Documents, and each such Certificate Purchaser irrevocably authorizes BA Leasing & Capital Corporation to act as the Documentation Agent for such Certificate Purchaser, to take such action on its behalf under the provisions of the Transaction Documents and to exercise such powers and perform such duties as are expressly delegated to such Agent by the terms of this Agreement and the other Transaction Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary herein or elsewhere in the Transaction Documents, the Agent shall not have any duties or responsibilities except those expressly set forth herein or therein, or any fiduciary relationship with any Certificate Purchaser, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into the Transaction Documents or otherwise exist against the Agent.

    SECTION 11.2 Delegation of Duties. The Agent may execute any of its duties under this Agreement and the other Transaction Documents by or through agents or attorneys-in-fact, and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

    SECTION 11.3 Exculpatory Provisions. Neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable for any action taken or omitted to be taken by it or such Person under or in connection with the Transaction Documents (except for its or such Person's own gross negligence or willful misconduct), or
(ii) except as expressly set forth in the Transaction Documents, responsible in any manner to any of the Certificate Purchasers for any recitals, statements, representations or warranties made by Deepwater or any officer thereof contained in the Transaction Documents or in any certificate, report, statement or other document referred to or provided for in, or received by such Agent under or in connection with, the Transaction Documents, or for the validity, effectiveness, genuineness, enforceability or sufficiency of the Transaction Documents, including the Certificates, or for any failure of Deepwater to perform its obligations hereunder or thereunder. The Agent shall be under no obligation to any Certificate Purchaser to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, the Transaction Documents, or to inspect the properties, books or records of Deepwater.

    SECTION 11.4 Reliance by Agent. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex, facsimile or teletype message, statement, order or other document or conversation reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to Deepwater), independent accountants and other experts selected by such Agent. The Agent may deem and treat the registered owner of any Certificate as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with such Agent. The Agent shall be fully justified in failing or refusing to take any action under the Transaction Documents unless it shall first receive such advice or concurrence of the Majority Certificate Purchasers (or, where expressly required by any provision of the Transaction Documents, the Required Certificate Purchasers) as they deem appropriate and, if they so request, they shall first be indemnified to their satisfaction against any and all liability and expense which may be incurred by them by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under the Transaction Documents and the Certificates in accordance with a request of the Majority Certificate Purchasers (or, where expressly required by any provision of the Transaction Documents, the Required Certificate Purchasers), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Certificate Purchasers and all future holders of the Certificates.

    SECTION 11.5    [Intentionally Omitted]

    SECTION 11.6 Non-Reliance on Agent and Other Certificate Purchasers. Each Certificate Purchaser expressly acknowledges that neither Documentation Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates have made any representation or warranty to it, and that no act by the Documentation Agent hereinafter taken, including any review of the affairs of Deepwater and its Affiliates, shall be deemed to constitute any representation or warranty by the Documentation Agent to any Certificate Purchaser. Each Certificate Purchaser represents to the Documentation Agent that it has, independently and without reliance upon the Documentation Agent, or any other Certificate Purchaser, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of Deepwater and its Affiliates, the value of and title to any collateral, and all applicable bank regulatory laws relating to the transactions contemplated hereby and by the other Transaction Documents and has made its own decision to make its Certificate Purchaser Amount available hereunder and enter into this Agreement and the other Transaction Documents to which it is a party as a Certificate Purchaser. Each Certificate Purchaser also represents that it will, independently and without reliance upon the Documentation Agent, or any other Certificate Purchaser, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Transaction Documents to which it is a party as a Certificate Purchaser, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of Deepwater and its Affiliates. Except for notices, reports and other documents expressly required to be furnished to the Certificate Purchasers by the Documentation Agent hereunder, the Documentation Agent shall have no duty or responsibility to provide any Certificate Purchaser with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of Deepwater or its Affiliates, the Documentation Agent and its Affiliates which may come into the possession of the Documentation Agent, or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

    SECTION 11.7 Indemnification. The Certificate Purchasers (excluding any Purchasing Party) severally agree to indemnify the Documentation Agent in its capacity as such (to the extent not reimbursed by Deepwater within a reasonable period after demand has been made to Deepwater for those amounts owing by Deepwater, and without limiting the obligation of Deepwater to do so), ratably according to their respective Certificate Purchaser Amounts, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Certificates) be imposed on, incurred by or asserted against the Documentation Agent in any way relating to or arising out of the Transaction Documents, or any documents contemplated by or referred to herein or therein or any action taken or omitted by the Documentation Agent under or in connection with any of the foregoing; provided that no Certificate Purchaser shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Documentation Agent's gross negligence or willful misconduct; and provided, further, that the Documentation Agent shall not make any claim under this Section 11.7 for any claim or expense indemnified against by Deepwater or its Affiliates without first making demand on such Person for payment of such claim or expense (unless such demand shall then be prohibited by Applicable Law). Whenever, at any time after the Documentation Agent has received from any Certificate Purchaser such Certificate Purchaser's ratable share of amounts owing to the Documentation Agent pursuant to this Section 11.7, the Documentation Agent shall receive any reimbursement from Deepwater on account of such amounts, the Documentation Agent shall distribute to such Certificate Purchaser its ratable share thereof in like funds as received; provided, however, that in the event that the receipt by the Documentation Agent of such reimbursement is required by law or court or administrative order to be returned, such Certificate Purchaser shall return to the Documentation Agent any portion thereof previously distributed by the Documentation Agent to it in like funds as such reimbursement is required to be returned by the Documentation Agent.

    SECTION 11.8 Agent. The Documentation Agent and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of business with Deepwater, Conoco, R&B Falcon and their Affiliates as though the Documentation Agent were not the Documentation Agent hereunder and without notice to or the consent of the Certificate Purchasers. It is understood and acknowledged by each Certificate Purchaser that an Affiliate of the Documentation Agent may also separately be a Certificate Purchaser. It is further understood and acknowledged by each Certificate Purchaser that, pursuant to the activities referenced in this Section 11.8, the Documentation Agent and its Affiliates may receive information regarding Deepwater, Conoco, R&B Falcon and their Affiliates (including information that may be subject to confidentiality obligations in favor of Deepwater, Conoco, R&B Falcon and their Affiliates) and acknowledge that the Documentation Agent shall be under no obligation to provide such information to them. With respect to its Certificate Purchaser Amount, if any, the Documentation Agent shall have the same rights and powers under this Agreement as any other Certificate Purchaser and may exercise the same as though it were not the Documentation Agent.

    SECTION 11.9 Successor Agent. At any time during the term of this Agreement, the Documentation Agent may resign upon thirty (30) days notice to the Certificate Purchasers and Deepwater. If the Documentation Agent resigns herewith, the Required Certificate Purchasers shall appoint from among the Certificate Purchasers a successor documentation agent which successor Agent shall be approved by Deepwater (which approval shall not be unreasonably withheld or delayed). If no successor Agent is appointed prior to the effective date of the resignation of the corresponding Agent, such Agent may appoint, after consulting with the Certificate Purchasers and Deepwater, a successor Agent from among the Certificate Purchasers. Upon the successor Agent's acceptance of its appointment as successor Agent hereunder, such successor Agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Documentation Agent" shall mean such successor documentation agent and such retiring Documentation Agent's appointment, powers and duties as a Documentation Agent shall be terminated. After the retiring Agent's resignation herewith, the provisions of this Section 11 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Agent hereunder and under the other Transaction Documents. If no successor agent has accepted appointment by the date which is forty-five (45) days following the notice of resignation, the resignation shall thereupon become effective and the Certificate Purchasers shall perform all of the duties of such Agent hereunder and under the other Transaction Documents until such time, if any, as the Required Certificate Purchasers appoint a successor Agent as provided for above.


                                SECTION 12

                               MISCELLANEOUS

    SECTION 12.1 Survival of Agreements. The representations, warranties, covenants, indemnities and agreements of the parties provided for in the Transaction Documents, and the parties' obligations under any and all thereof, shall survive the execution and delivery of this Agreement, the transfer of the Drillship to the Head Lessor (if applicable), the lease of the Drillship by the Head Lessor (if any) to the Charter Trustee and the subsequent charter of the Drillship by the Charter Trustee to Deepwater, the construction of the Drillship, any disposition of any interest of the Charter Trustee or the Investment Trust in the Drillship, the payment of the Advances and shall be and continue in effect notwithstanding any investigation made by any party and the fact that any party may waive compliance with any of the other terms, provisions or conditions of any of the Transaction Documents. Except as expressly provided herein, it is expressly understood and agreed that the indemnification obligations of Deepwater under Section 10 shall survive the expiration or termination of the Charter or either Charter Supplement and the other Transaction
Documents and the payment by Deepwater Conoco, or R&B Falcon of all amounts due thereunder for a period of three (3) years (but shall continue in full force and effect following such date with respect to any Claim asserted prior to such date) and shall be separate and independent from any remedy under the Charter or any other Transaction Document.

    SECTION 12.2 No Broker; etc. Each of the parties hereto represents to the others that it has not retained or employed any broker, finder or financial advisor, other than Bank of America National Trust and Savings Association, to act on its behalf in connection with this Agreement or the transactions contemplated herein, nor has it authorized any broker, finder or financial adviser retained or employed by any other Person so to act.
Any party who is in breach of this representation shall indemnify and hold the other parties harmless from and against any cost or liability arising out of such breach of this representation.

    SECTION 12.3 Notices. Unless otherwise specifically provided herein, all notices, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof to be given to any Person shall be given in writing by United States mail, by nationally recognized courier service, by hand or by facsimile communication and any such notice shall become effective one (1) Business Day after delivery to a nationally recognized courier service specifying overnight delivery or, if delivered by hand, when received, or, if sent by facsimile communication, when confirmed by electronic or other means during business hours on a Business Day (or, if confirmed after business hours or on a non-Business Day, on the next Business Day) and shall be directed to the address of such Person as indicated:

    If to Deepwater, to it at:

         Attn: Manager
         Deepwater Drilling II L.L.C.
         901 Threadneedle, Suite 200
         Houston, Texas 77079
         Telephone: (281) 496-5000
         Telecopier:  (281) 496-0285

    with copies to:

         Attn: Wayne K. Anderson, Esq.
         Corporate Counsel
         Conoco Inc. (formerly Continental Oil Company)
         Charter Number 523126
         600 North Dairy Ashford
         Houston, Texas 77079
         Telephone:     (281) 293-3890
         Telecopier:  (281) 293-3700

         Attn: Wayne K. Hillin, Esq.
         Counsel
         R&B Falcon Corporation
         901 Threadneedle, Suite 200
         Houston, Texas 77079
         Telephone: (281) 496-5000
         Telecopier:    (281) 496-0285

    If to the Investment Trust, to it at:

         Attn: Corporate Trust Administration
         Wilmington Trust FSB
         3773 Howard Hughes Parkway, Suite 300 North
         Las Vegas, Nevada 89109
         Telephone: (702) 866-2200
         Telecopier:    (702) 866-2244

    If to the Charter Trustee, to it at:

         Attn: Corporate Trust Administration
         Wilmington Trust Company
         1100 North Market Street
         Wilmington, DE, 19890
         Telephone:     (302) 651-1000
         Telecopier:    (302) 651-8882

    If to the Investment Trustee, to it at:

         Attn: Corporate Trust Administration
         Wilmington Trust FSB
         3773 Howard Hughes Parkway, Suite 300 North
         Las Vegas, Nevada 89109
         Telephone: (702) 866-2200
         Telecopier: (702) 866-2244

    If to any Member, to it at:

         Conoco Development II Inc.
         600 North Dairy Ashford
         Houston, Texas 77079
         Telephone: (281) 293-3890
         Telecopier:    (281) 293-3700
         Attn: Assistant Secretary

    or

         RBF Deepwater Exploration II Inc.
         901 Threadneedle, Suite 200
         Houston, Texas 77079
         Telephone: (281) 496-5000
         Telecopier:    (281) 496-0285
         Attn: President

    If to a Certificate Purchaser, to it at the address set forth in
Schedule 5.

    SECTION 12.4 Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same agreement.

    SECTION 12.5 Amendments, Waivers and Consents. Except as otherwise expressly provided herein or in any other Transaction Document, no amendment, waiver or termination of any provision of this Agreement or any other Transaction Document, and no consent with respect to any departure by any Person therefrom, shall be effective unless the same shall be in writing and signed by the Majority Certificate Purchasers and the applicable Person and acknowledged by the Trustees, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver, amendment or consent shall, unless in writing and signed by all Certificate Purchasers and acknowledged by the Trustees, do any of the following:

         (a) change the Commitment of any Certificate Purchaser (except with the written consent of such Certificate Purchaser) except as provided in Section 7.9;

         (b) postpone or delay any date fixed by any Transaction Document for any payment of Certificate Return on the Certificates, or any fees or other amounts due to the Certificate Purchasers (or any of them) under any Transaction Document (except, with respect to amounts owed only to a particular Certificate Purchaser, with the written consent of such Certificate Purchaser);

         (c) reduce (i) the amount of any outstanding Advances or the rate of the Certificate Return on the Certificates, or (ii) any fees or other amounts payable to Certificate Purchasers (or any of them) under any Transaction Document (except, with respect to amounts owed only to a particular Certificate Purchaser, with the written consent of such Certificate Purchaser);

         (d) postpone or reduce the payment obligations of Deepwater pursuant to any Transaction Document (except, with respect to amounts owed only to a particular Certificate Purchaser, with the written consent of such Certificate Purchaser);

         (e) change the aggregate percentage of the Certificate Purchaser Balance or the Commitment Percentage which is required for Certificate Purchasers (or any of them) to take any action hereunder;

         (f) amend this Section or any provision herein or in any other Transaction Document providing for consent or other action by all Certificate Purchasers;

         (g) discharge the Conoco Guaranty (other than pursuant to Section 9.4(a)(iv)), the R&B Falcon Guaranty (other than pursuant to Section 9.4(a)(iv)) or either Drilling Contract Guaranty (other than pursuant to
Section 9.4(a)(i)), or release the Lien of the Ship Mortgage or any material portion of any other Collateral or subordinate or take any action, including the issuance of additional instruments or documents, which results in the subordination of the interest of any Certificate Purchaser in any Collateral (including taking any action which has the effect of altering the subordination of payments under the Transaction Documents made to a Purchasing Party in any way that may be detrimental to the interests of any Certificate Purchaser);

         (h) amend the definition of "Certificate Return Rate", " Certificate Margin", "Base Rate", "Alternate Rate", "Federal Funds Rate", "Charter
Residual Risk Amount", "Coverage Ratio", "Residual Guaranty Amount" ,
"Required Certificate Purchaser", "Certificate Return" or "Return Period" ;
or

         (i) amend Section 2.4(c) hereof, Section 14.1 of the Master Charter or Article 3 of the Depository Agreement;

and provided, further, that no amendment, waiver or consent shall, unless in writing and signed by the Trustees in addition to the appropriate number of Certificate Purchasers or the Hedging Agreement Counterparties, as applicable, affect the rights or duties of the Trustees under this Agreement or any other Transaction Document or the Hedging Agreement Counterparties, respectively.

    SECTION 12.6 Confidentiality. Each party hereto agrees to exercise commercially reasonable efforts to keep any non-public information delivered or made available by Deepwater to it which is indicated or stated in writing to be confidential information, confidential from anyone other than persons employed or retained by such Participant who are or are expected to become engaged in evaluating, approving, structuring or administering any of the Transaction Documents (such Persons to likewise be under similar obligations of confidentiality with respect to such information); provided, however, that nothing herein shall prevent any party from disclosing such information (i) to any other party, (ii) upon the order of any court or administrative agency, (iii) upon the request or demand of any regulatory agency or authority having jurisdiction over such Participant, (iv) which has been publicly disclosed, (v) to the extent reasonably required in connection with any litigation to which any party or its Affiliates may be a party, (vi) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Transaction Document, (vii) to such party's legal counsel, independent auditors and to such party's Affiliates, (viii) to any actual or proposed assignee or other transferee of all or part of its rights hereunder which has agreed in writing to be bound by the provisions of this Section 12.6 and (ix) except as otherwise required by Applicable Law; provided, however, that, should disclosure of any such confidential information be required by virtue of clause (ii) or (v) of the immediately preceding provisos, such party shall notify Deepwater of the same so as to allow Deepwater to seek a protective order or to take any other appropriate action; provided, further, that no such party shall be required to delay compliance with any directive to disclose beyond the last date such delay is legally permissible any such information so as to allow Deepwater to effect any such action and provided, further, that if Deepwater exercises the Return Option, no Participant thereafter shall be bound by the terms of this
Section 12.6 with respect to any information regarding the Drillship (excluding, however, any information regarding the Drilling Contracts).

    SECTION 12.7 Headings; etc. The Table of Contents and headings of the various Sections of this Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

    SECTION 12.8 Parties in Interest. Except as expressly provided herein, none of the provisions of this Agreement are intended for the benefit of any Person except the parties hereto.

    SECTION 12.9 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAW RULES). THIS AGREEMENT HAS BEEN DELIVERED IN THE STATE OF NEW YORK.

    SECTION 12.10 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

    SECTION 12.11 Further Assurances. The parties hereto shall promptly cause to be taken, executed, acknowledged or delivered, at the expense of Deepwater, all such further acts, conveyances, documents and assurances as any of the parties may from time to time reasonably request in order to carry out and effectuate the intent and purposes of this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby (including, the preparation, execution and filing of any and all Uniform Commercial Code financing statements and other filings or registrations which the parties hereto may from time to time request to be filed or effected). Deepwater will, at its own expense and without need of any prior request from any other party, take such action as may be necessary (including any action specified in the preceding sentence), or (if the Investment Trust or the Trustees shall so request) as so requested, in order to (i) maintain and protect all security interests provided for hereunder or under any other Transaction Document and (ii) allow the Charter Trustee to accurately and correctly execute any Disbursement Certificates allowed to be executed by it in accordance with the terms of the Depository Agreement.

    SECTION 12.12 Waiver of Jury Trial. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THE TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY.

    SECTION 12.13 Limitations on Recourse. (a) The Certificate Purchasers, the Trustees and the Investment Trust agree that their rights in respect of the obligations of Deepwater to pay Charter Hire, and any claim or liability under this Agreement or any other Transaction Document shall be limited to satisfaction out of, and enforcement against, the Collateral. The Certificate Purchasers, the Trustees and the Investment Trust hereby acknowledge and agree that none of the Non-Recourse Parties shall have any liability to all or any of the Certificate Purchasers, the Trustees or the Investment Trust for the payment of any sums now or hereafter owing by Deepwater under this Agreement or any other Transaction Document or for the performance of any of the obligations of Deepwater contained herein or therein or shall otherwise be liable or responsible with respect thereto (such liability, including such as may arise by operation of law, being hereby expressly waived), except as provided in this Section 12.13. If (i) any Event of Default shall occur and be continuing or (ii) any claim of any Certificate Purchasers, the Investment Trust and the Trustees against or alleged liability to such Persons of Deepwater shall be asserted under this Agreement or any other Transaction Document, the Certificate Purchasers, the Trustees and the Investment Trust agree that they shall not have the right to proceed directly or indirectly against the Non-Recourse Parties or against their respective properties and assets (other than the Collateral) for the satisfaction of any of the obligations of Deepwater to pay Charter Hire or of any such claim or liability or for any deficiency judgment (except to the extent enforceable out of the Collateral) in respect of such obligations or any such claim or liability. The foregoing notwithstanding, it is expressly understood and agreed that nothing contained in this Section 12.13 shall be deemed to (a) release any Non-Recourse Party from liability for its fraudulent actions or willful misconduct or (b) limit or affect the obligations of any Non-Recourse Party in accordance with the terms of this Agreement or any other Transaction Document creating such obligation to which such Non-Recourse Party is a party, including, without limitation, the obligations of Conoco or R&B Falcon under the Drilling Contract Guaranties or with respect to payment of the Residual Guaranty Amount, or the obligations of the Drilling Parties under the Drilling Contracts. The foregoing acknowledgments, agreements and waivers shall be enforceable by any Non-Recourse Party.

    (b) Deepwater, Conoco and R&B Falcon hereby acknowledge and agree that none of the Documentation Agent, the Trustees and the Certificate Purchasers shall have any personal liability whatsoever to Deepwater, Conoco, R&B Falcon or their respective successors or assigns for any claim based on or in respect of this Agreement or arising from the transactions contemplated hereby. Subject to Section 6.1 of the Master Charter, the sole recourse of Deepwater, Conoco or R&B Falcon or any Person claiming through or on behalf thereof for any such claims arising hereunder will be to the Trust Estate. Each of Deepwater, Conoco and R&B Falcon further acknowledges and agrees that it has no rights (as third-party beneficiary or otherwise) or standing under any agreement between the Trustees and any or all of the Investment Trust, the Documentation Agent, or the Certificate Purchasers which agreements are not by their terms intended for the benefit of other parties other than Sections 5.2,5.3, 5.4 and 5.5 of the Charter Trust Agreement and Sections 5.2, 5.3, 5.4 and 5.5 of the Investment Trust Agreement.

    (c)  It is expressly understood and agreed by the parties hereto that
(a) this Agreement and the other Transactions Documents executed by either Trustee, are not being executed in such Trustee s respective personal capacities, except as expressly stated herein or therein, but solely (i) in the case of Wilmington Trust Company, (x) as charter trustee under the Charter Trust Agreement and, (y) solely with respect to the Depository Agreement, as Depository and Securities Intermediary thereunder, and (ii) in the case of Wilmington Trust FSB, as investment trustee under the Investment Trust Agreement and (b) under no circumstances shall either Trustee be personally liable for the payment of any indebtedness or expenses of the Charter Trust or the Investment Trust, as applicable, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Charter Trustee or Investment Trust, as applicable, under this Agreement, any other Transaction Document or any related agreement, except to the extent of the Charter Trust Estate and the Investment Trust Estate, respectively.

    SECTION 12.14 Applicable Laws. Nothing in this Agreement or any other Transaction Document shall be construed to constitute or to require either the Trustees, Investment Trust or Deepwater to take or omit any action which would constitute a violation of, or subject the Trustees, Investment Trust or Deepwater to a penalty under, the laws of the United States of America.

    SECTION 12.15 Right to Inspect. Upon reasonable notice and at such times and places as shall not unduly interfere with the commercial utilization or operation of the Drillship (it being understood that Deepwater shall be under no obligation to interrupt or delay any operation of the Drillship or to otherwise incur any out-of-pocket expense or loss of revenue), but in no event more than once in any twelve-month period, Deepwater shall afford representatives of the Charter Trustee (together with representatives of the Certificate Purchasers and the Trustees) reasonable access to the Drillship, its logs and papers for the purpose of inspecting the same. Any such inspection shall be subject to any required Government Approvals and shall be at the sole risk and expense of the Charter Trustee, the Certificate Purchasers and the Trustees, as applicable, unless a Charter Event of Default has occurred and is continuing, in which case any such inspection shall be at the expense of Deepwater and may occur more than once per year upon reasonable notice after such Charter Event of Default. Upon written request by the Trustees, Deepwater shall give the Trustees prior written notice of the time and location of the Drillship's next scheduled dry-docking.

    SECTION 12.16 Accounts, Distribution of Payments and Flow of Funds. Pursuant to the Deepwater Assignment, Deepwater has assigned its right to receive payment of all Deposited Amounts to the Charter Trustee and the Investment Trust. Each of the Trustees, the Investment Trust and Deepwater hereby agrees (severally and not jointly) to deposit, or to cause to be deposited, all Account Collateral of any kind received by it promptly (but not later than six (6) Business Days after receipt) into the Accounts established pursuant to the Depository Agreement to be applied as set forth in the Depository Agreement.

    SECTION 12.17 Attorneys-in-Fact. Subject to the terms of the Transaction Documents, without in any way limiting the obligations of Deepwater hereunder, Deepwater hereby appoints each of the Charter Trustee and the Investment Trust as its agent and attorney-in-fact, with full power and authority at any time during which Deepwater is obligated to deliver possession of the Drillship to the Charter Trustee in connection with the exercise of remedies after the occurrence of an Event of Default, to demand and take possession of the Drillship in the name and on behalf of Deepwater from whomsoever shall be at the time in possession thereof in accordance with the Transaction Documents.

    SECTION 12.18 Successor Trustees; Jurisdiction of Trust. Notwithstanding the provisions of the Trust Agreement, so long as no Event of Default shall have occurred and be continuing, (i) no successor or replacement Charter Trustee or Investment Trustee shall be appointed without the prior written consent of Deepwater (which consent shall not be unreasonably withheld or delayed) and (ii) the jurisdiction in which the trusts under the Trust Agreements are created shall not be changed without the prior written consent of Deepwater.

    SECTION 12.19 Third-Party Beneficiaries. Each of the Certificate Purchasers agrees that the Drilling Parties shall be third-party beneficiaries of the covenant contained in Section 6.3(b) and each shall be entitled to rely on and enforce such covenant as though such Drilling Party were a party to this Agreement. Each of the parties hereto agrees that the Hedging Agreement Counterparties shall be third-party beneficiaries of the covenant contained in Sections 10 and 12.5 and shall be entitled to rely on and enforce such covenants as though the Hedging Agreement Counterparties were parties to this Agreement.

    SECTION 12.20 Consent to Jurisdiction. Each of the parties hereto (i) hereby irrevocably submits to the nonexclusive jurisdiction of the Supreme Court of the State of New York, New York County (without prejudice to the right of any party to remove to the United States District Court for the Southern District of New York) and to the jurisdiction of the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Agreement, the other Transaction Documents, or the subject matter hereof or thereof or any of the transactions contemplated hereby or thereby brought by any of the parties hereto or their successors or assigns, (ii) hereby irrevocably agrees that all claims in respect of such suit, action or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by Applicable Law, in such Federal court and (iii) to the extent permitted by Applicable Law, hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding any claim that it is not personally subject to the jurisdiction of the above-named courts, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement, the other Transaction Documents, or the subject matter hereof or thereof may not be enforced in or by such court. A final judgment obtained in respect of any action, suit or proceeding referred to in this Section 12.20 shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any manner as provided by and subject to Applicable Law. Each of the parties hereto hereby consents to service of process in connection with the subject matter specified in the first sentence of this
Section 12.20 in connection with the above mentioned courts in New York by registered mail, Federal Express, DHL or similar courier at the address to which notices to it are to be given, it being agreed that service in such manner shall constitute valid service upon such party or its respective successors or assigns in connection with any such suit, action or proceeding only; provided, however, that nothing in this Section 12.20(i) shall affect the right of any of such party or its respective successors or assigns to serve legal process in any other manner permitted by law or affect the right of any of such parties or its respective successors or assigns to bring any suit, action or proceeding against any other one of such parties or its respective property in the courts of other jurisdictions.

    SECTION 12.21 Deepwater Acknowledgment With Respect to Charter Trust Agreement. Deepwater hereby agrees and consents to the provisions of
Section 8.1(a) of the Charter Trust Agreement in respect of Deepwater's obligations to reimburse the Charter Trustee's reasonable fees and expenses.

    SECTION 12.22 Appointment of Wilmington Trust FSB as Attorney-in-Fact on behalf of the Beneficial Owners; Powers of Attorney. Each of the Beneficial Owners identified in the Charter Trust Agreement, by its respective signature below, hereby appoints Wilmington Trust FSB as attorney-in-fact solely for the purpose of, in its name, place and stead, executing and delivering the Charter Trust Agreement. Wilmington Trust FSB is further authorized and directed by each such Beneficial Owner to execute and deliver the power of attorney substantially in the form attached hereto as Exhibit W-1, in favor of the Persons listed therein, for the purpose of having the Charter Trust Agreement duly executed and delivered by each such Beneficial Owner. Such appointment shall not be construed to be a "statutory short form power of attorney" as defined in Section 5-1501 of the New York General Obligations Law. Further, Wilmington Trust Company shall execute and deliver the Power of Attorney attached hereto as Exhibit W-2, both in its individual capacity, as expressly provided in such Exhibit W-2, and as Charter Trustee.


    SECTION 12.23 Non-Defaulting Drilling Party s Right to Pursue Contests. Where a Non-Defaulting Drilling Party has exercised its Assumption Cure Right, if the Charter Trustee, Investment Trust and the Certificate Purchasers have opted not to pursue remedies against (i) where Frontier Deepwater Drilling is a Defaulting Drilling Party, Conoco for any failure to make payments due under the Conoco Guaranty or the Conoco Drilling Contract Guaranty following a demand for payment thereunder, or (ii) where R&B Falcon Drilling (International & Deepwater) Inc. is a Defaulting Drilling Party, R&B Falcon for any failure to make payments due under the R&B Falcon Guaranty or the R&B Falcon Drilling Contract Guaranty following a demand for payment thereunder, such Non-Defaulting Drilling Party shall have the right to pursue any and all claims of the Charter Trustee, Investment Trust and the Certificate Purchasers under any such Guaranty; provided, however that such Non-Defaulting Drilling Party shall not have the right in any way to settle or compromise any such claim pursued under this Section for less than the full amount owed under any such Guaranty unless each of the Certificate Purchasers has consented to such settlement or compromise. Notwithstanding anything to the contrary in this Section, all amounts received by the Non-Defaulting Drilling Party as a result of the pursuit of any claims hereunder shall be deposited into the appropriate Account under the Depository Agreement, as though such amounts had been paid by, where clause (i) above applies, Conoco and, where clause (ii) above applies, R&B Falcon.


               [Remainder of Page Intentionally Left Blank]




    IN WITNESS WHEREOF, the parties hereto have caused this PARTICIPATION AGREEMENT to be duly executed by their respective officers and thereunto duly authorized as of the day and year first above written.


          DEEPWATER DRILLING II L.L.C.



          By:
                Name:
                Title:


          DEEPWATER INVESTMENT TRUST 1999-A

          By:   WILMINGTON TRUST FSB, not in its
                individual capacity, but solely as
                Investment Trustee



                By:
                                      Name:
                                      Title:


          WILMINGTON TRUST FSB, not in its
                individual capacity, except as specified herein, but solely as Investment Trustee



          By:
                Name:
                Title:


          WILMINGTON TRUST COMPANY, not in its
                individual capacity, except as specified herein, but solely as Charter Trustee



          By:
                Name:
                Title:


          R&B FALCON CORPORATION,
                with respect to Sections 2.15, 6.4, 9.4(a) and 12.13(b) only



          By:
                Name:
                Title:


          CONOCO INC.,
                with respect to Sections 2.15, 6.4,
                9.4(a) and 12.13(b) only



          By:
                Name:
                Title:


          RBF DEEPWATER EXPLORATION II INC.,
                with respect to Sections 5.2 and 6.4 only



          By:
                Name:
                Title:


          CONOCO DEVELOPMENT II INC., with
                respect to Sections 5.2 and 6.4 only



          By:
                Name:
                Title:


          BA LEASING & CAPITAL CORPORATION,
          as Documentation Agent



          By:
                Name:
                Title:



          By:
                Name:
                Title:



          Certificate Purchasers:

          BA LEASING & CAPITAL CORPORATION



          By:
                Name:
                Title:


          By:
                Name:
                Title:


          BANK ONE, LOUISIANA, NATIONAL
          ASSOCIATION



          By:
                Name:
                Title:


          By:
                Name:
                Title:


          CREDIT LYONNAIS NEW YORK BRANCH



          By:
                Name:
                Title:



          THE DAI-ICHI KANGYO BANK, LTD.



          By:
                Name:
                Title:


          By:
                Name:
                Title:


          DIME COMMERCIAL CORP.



          By:
                Name: Michael E. Evans
                Title:   Senior Vice President



          FLEET CAPITAL CORPORATION



          By:
                Name:
                Title:


          By:
                Name:
                Title:


          FBTC LEASING CORP.



          By:
                Name:
                Title:


          By:
                Name:
                Title:


          MEES PIERSON CAPITAL CORP.



          By:
                Name:
                Title:


          By:
                Name:
                Title:


          NATIONAL WESTMINSTER BANK PLC



          By:
                Name: Patricia J. Dundee
                Title:  Senior Vice President, National
                        Westminster Bank Plc, New York Branch


          By:
                Name: Patricia J. Dundee
                Title:  Senior Vice President, National
                        Westminster Bank Plc, Nassau Branch


          THE ROYAL BANK OF SCOTLAND PLC



          By:
                Name:  Scott Barton
                Title:   Vice President


          SIEMENS CREDIT CORPORATION



          By:
                Name:  Jeffrey L. Knoop
                Title:   Vice President





                                EXHIBIT A

                     Form of Funding Indemnity Letter





                                 EXHIBIT B

         Opinion of White & Case LLP, special counsel to Deepwater



                               SEE TABS 60 AND 61





                                 Exhibit C

                          [Intentionally Omitted]





                                 Exhibit D

         Opinion of Wayne K. Anderson, in-house counsel to Conoco


                                SEE TAB 63





                                 Exhibit E

             Opinion of Wayne K. Hillin, counsel to R&B Falcon

                                SEE TAB 62





                                 Exhibit F

                   Officer's and Manager's Certificates

                      SEE TABS 40, 44, 47, 49 AND 52





                                 Exhibit G

                          Officer's Certificates

                            SEE TABS 54 AND 57





                                Exhibit H-1

                  Amended and Restated Drilling Contracts

                            SEE TABS 22 AND 24





                                Exhibit H-2

             Amended and Restated Drilling Contract Guaranties

                            SEE TABS 23 AND 24





                                 Exhibit I

                             Drilling Consent

                                SEE TAB 26





                                 Exhibit J

                          [Intentionally Omitted]





                                 Exhibit K

                          [Intentionally Omitted]





                                 Exhibit L

                          [Intentionally Omitted]





                                 Exhibit M

                               Bill of Sale

                                SEE TAB 32





                                 Exhibit N

                          Form of Advance Request

                                SEE TAB 35





                                 Exhibit O

               Opinion of Haight, Gardner, Holland & Knight

                            SEE TABS 68 AND 69





                                 Exhibit P

          Opinion of Arias, Fabrega & Fabrega, Panamanian Counsel

                                SEE TAB 70





                                 Exhibit Q

                 Form of Notice of Certificate Return Rate





                                 Exhibit R

         Certificate Purchaser Assignment and Assumption Agreement





                                Exhibit S-1

                        Form of Hedging Agreements





                                Exhibit S-2

                   Form of Deepwater Hedging Agreements





                                 Exhibit T

                           Form of Ship Mortgage

                                SEE TAB 21





                                 Exhibit U

    Opinions of Cynthia L. Corliss, Vice President and Trust Counsel of
          Wilmington Trust Company and Richards, Layton & Finger


                            SEE TABS 64 AND 67





                                Exhibit W

                            Form of Subcharter





                               Exhibit W-1

 Special Power of Attorney for Executing the Charter Trust Agreement and
   Ship Mortgage on Behalf of Wilmington Trust FSB and the Beneficial
                                 Owners

                                SEE TAB 16





                               Exhibit W-2

 Special Power of Attorney for Executing the Charter Trust Agreement and
           Ship Mortgage on Behalf of Wilmington Trust Company


                                SEE TAB 15





                                Exhibit X

                               SEE TAB 27

                          Form of Letter of Credit
                                Schedule 1

                       List of Transaction Documents





                                Schedule 2

                             Facility Fee Rate





                                Schedule 3

             List of UCC and Other Necessary Security Filings





                                Schedule 4

                   Information Relied Upon by Appraiser


1. Description & General Design Specifications for the Drillship

2. Construction Cost Data

3. Participation Agreement





                                Schedule 5

                  Certificate Purchaser Notice Addresses,
               Payment Instructions and Responsible Officers

BA LEASING & CAPITAL CORPORATION

Full Legal Name of
Bank:___________________________________________________

Name of Person(s) signing
Documents:_____________________Title:_______________

_____________________Title:_______________

General Information:




Domestic Lending Office:                 Eurodollar Lending Office:
-----------------------                  -------------------------

Name:                                    Name:

Address:                                 Address:




Address for Notices:

Name:_____________________

Address:


Tel #:
Fax #:


Administrative Contact Person:

Name:_____________________

Address:

Tel #:
Fax #:

Taxpayer ID #:______________

Payment Instructions (for US Dollars):





BANK ONE, LOUISIANA, N.A.
-------------------------

Full Legal Name of Bank:        Bank One, Louisiana, N.A.

Name of Person(s)
signing Documents:              J. Charles Freel  Title: First Vice President
                                ________________  Title: _______________

General Information:
-------------------

Domestic Lending Office:             Eurodollar Lending Office:
-----------------------              -------------------------

Name:  Bank One, Louisiana, N.A.     Name:     Same as for Notices

Address: 201 St. Charles Ave,        Address:  Same as for Notices
         29th Floor
         New Orleans, LA 70170


Address for Notices:
-------------------

Name:        J. Charles Freel

Address:     201 St. Charles Ave, 29th Floor
             New Orleans, LA 70170

Tel #:       504-623-1638
Fax #:       504-623-6555


Administrative Contact Person:
-----------------------------

Name:        Lidia Martinez

Address:     500 Throckmorton St. PG6
             Ft. Worth, TX 76102

Tel #:       817-884-4635
Fax #:       817-884-5370

Taxpayer ID #:    75 227 0994

Payment Instructions (for US Dollars):

   Bank One, N.A.
   ABA 065400137
   Account# 552 9616 151010
   Attn: Southern Region Coml. Special Services
   Ref: Deepwater Drilling II L.L.C.

CREDIT LYONNAIS NEW YORK BRANCH
-------------------------------

Full Legal Name of Bank:             Credit Lyonnais New York Branch

Name of Person(s) signing Documents: Philippe Soustra Title: Sr. Vice President
                                     ________________ Title:_______________

General Information:


Domestic Lending Office:                  Eurodollar Lending Office:
-----------------------                   -------------------------

Name:    Credit Lyonnais New York Branch  Name:    Same as Domestic
                                                   Lending Office
Address: 1301 Avenue of the Americas      Address: Same as Domestic
         New York, NY 10019                        Lending Office


Address for Notices:
-------------------

Name:        Bernadette Archie

Address:     1000 Louisiana, Suite 5360
             Houston, TX 77002

Tel #:       713-753-8723
Fax #:       713-759-9766


Administrative Contact Person:
-----------------------------

Name:        Bernadette Archie

Address:     1000 Louisiana, Suite 5360
             Houston, TX 77002

Tel #:       713-753-8723
Fax #:       713-759-9766

Taxpayer ID #:    13-2674617

Payment Instructions (for US Dollars):

   Credit Lyonnais New York
   ABA#: 026008073
   Account #: 01-88179-3701-00-179
   Ref: Deepwater II Synthetic Lease

THE DAI-ICHI KANGYO BANK, LTD.
-----------------------------

Full Legal Name of Bank:              The Dai-Ichi Kangyo Bank, Ltd.

Name of Person(s) signing Documents:  ________________ Title:_______________
                                      ________________ Title:_______________

General Information:


Domestic Lending Office:           Eurodollar Lending Office:
-----------------------            -------------------------
Name: The Dai-Ichi Kangyo Bank,    Name:     Same as Domestic Lending Office
      Ltd.

Address:   1 World Trade Center,   Address:  Same as Domestic Lending Office
           48th Floor
           New York, NY 10048


Address for Notices:
-------------------

Name:        Dawnmarie Matos

Address:     1 World Trade Center, 48th Floor
             New York, NY 10048

Tel #:       212-432-6643
Fax #:       212-432-8887


Administrative Contact Person:
-----------------------------

Name:        Dawnmarie Matos

Address:     1 World Trade Center, 48th Floor
             New York, NY 10048

Tel #:       212-432-6643
Fax #:       212-432-8887

Taxpayer ID #:    ___________

Payment Instructions (for US Dollars):

   Dai-Ichi Kangyo Bank, New York
   Fedwire ABA No: 026004307
   Attn: Loan Admin. Asst. General Manager
   Re: Deepwater II Synthetic Lease
   Account #: N/A

DIME COMMERCIAL CORP.
--------------------

Full Legal Name of Bank:              Dime Commercial Corp.

Name of Person(s) signing Documents:  Michael E. Evans Title: Senior
                                                              Vice President
                                      ________________ Title: ______________

General Information:


Domestic Lending Office:              Eurodollar Lending Office:
-----------------------               -------------------------

Name: Dime Commercial Corp.           Name:  Dime Commercial Corp.

Address: 1180 Avenue of the Americas  Address: 1180 Avenue of the Americas
         Suite 510                             Suite 510
         New York, NY 10036                    New York, NY 10036


Address for Notices:
-------------------
Name:        Dime Commercial Corp.

Address:     1180 Avenue of the Americas
             Suite 510
             New York, NY 10036

Tel #:
Fax #:


Administrative Contact Person:
-----------------------------

Name:        Michael E. Evans

Address:     1180 Avenue of the Americas
             Suite 510
             New York, NY 10036

Tel #:       212-382-4992
Fax #:       212-382-8349

Taxpayer ID #:    11-3415529

Payment Instructions (for US Dollars):




FLEET CAPITAL CORPORATION
-------------------------

Full Legal Name of Bank:              Fleet Capital Corporation

Name of Person(s) signing Documents:  Steven Criscione Title: Vice President
                                      Edward O Brien   Title: Vice President

General Information:

Domestic Lending Office:              Eurodollar Lending Office:
-----------------------               -------------------------

Name:    See Address for Notices      Name:     See Address for Notices

Address: See Address for Notices      Address:  See Address for Notices


Address for Notices:
-------------------

Name:        Fleet Capital Corp.

Address:     50 Kennedy Plaza, 5th Floor
             Providence, RI 02903
             Attn: Senior Credit Officer

Tel #:       401-278-5060
Fax #:       401-453-2536


Administrative Contact Person:
-----------------------------

Name:        Rhonda Maggiacomo

Address:     See Address for Notices

Tel #:       401-278-5060
Fax #:       401-453-2536


Taxpayer ID #:    05-0342167

Payment Instructions (for US Dollars):

   Fleet Bank RI
   ABA#: 011500010
   for the account of Fleet Capital Leasing
   Account # 015-5527767
   upon reciept contact: Leslie Tordoff, (401) 278-3152

FBTC LEASING CORP.
-----------------

Full Legal Name of Bank:              FBTC Leasing Corp.

Name of Person(s) signing Documents:  ________________ Title:________________
                                      ________________ Title:________________
General Information:



Domestic Lending Office:          Eurodollar Lending Office:
-----------------------           -------------------------

Name:     See Administrative      Name:     See Administrative
          Contact Person                    Contact Person

Address:  See Administrative      Address:  See Administrative
          Contact Person                    Contact Person


Address for Notices:
-------------------

Name:        See Administrative Contact Person

Address:     See Administrative Contact Person

Tel #:
Fax #:


Administrative Contact Person:
-----------------------------

Name:        Paula Kamuda (Backup: Gail Hall)

Address:     Two World Trade Center, 79th Floor
             New York, NY 10048

Tel #:       212-898-2532 (212-898-2441)
Fax #:       212-775-7276

Taxpayer ID #:    13-3747048

Payment Instructions (for US Dollars):

   Bank Name:          Fuji Bank and Trust Company
   ABA Number:         02600-8905
   Acct. Name:         FBTC Leasing Corp.
   Acct Number:        001-900269

MEES PIERSON CAPITAL CORP.
-------------------------

Full Legal Name of Bank:              Mees Pierson Capital Corp.

Name of Person(s) signing Documents:  ________________ Title:________________
                                      ________________ Title:________________

General Information:


Domestic Lending Office:             Eurodollar Lending Office:
-----------------------              -------------------------

Name:      See Administrative        Name:      See Administrative
           Contact Person                       Contact Person

Address:   See Administrative        Address:   See Administrative
           Contact Person                       Contact Person


Address for Notices:
-------------------

Name:        See Administrative Contact Person

Address:     See Administrative Contact Person

Tel #:
Fax #:


Administrative Contact Person:
-----------------------------

Name:        Marlene Ellis

Address:     3 Stamford Plaza
             301 Tresser Boulevard, 9th Floor
             Stamford, CT 06901-3239

Tel #:       203-705-5755
Fax #:       203-705-5888

Taxpayer ID #:    ______________

Payment Instructions (for US Dollars):

   Bank Name:          Chase Manhattan Bank
   ABA#:               021 000 021
   Beneficiary:        Mees Pierson Capital Corp.
   A/C #:              001-1624418
   Reference:          Deepwater Drilling
   A/C #:              100980351





                                Schedule 6

                         [Intentionally Omitted]





                               Schedule 7

              Terms of Subordination for Subordinated Debt